As filed with the Securities and Exchange Commission on April 23, 2012
Registration Nos.

333-153022
811-05563

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 6	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 317	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286
(Depository’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be ______________________.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Preserver VI Last Survivor Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT ESTATE PRESERVER VI	PROSPECTUS MAY 1, 2012

Pacific Select Estate Preserver VI is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company through Pacific Select Exec Separate Account of Pacific Life.

•	Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.
•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

Pacific Select Fund

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS Fixed Account Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your insurance producer whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Emerging Markets Debt
International Small-Cap
Mid-Cap Value
Equity Index
Small-Cap Index
Small-Cap Equity
American Funds® Asset Allocation
American Funds Growth-Income
American Funds Growth
Large-Cap Value
Technology	Floating Rate Loan Small-Cap Growth Comstock Growth LT Focused 30 Health Sciences International Value Long/Short Large-Cap Mid-Cap Equity International Large-Cap Mid-Cap Growth	Real Estate
Small-Cap Value
Main Street® Core
Emerging Markets
Cash Management
High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth	Portfolio Optimization Conservative
Portfolio Optimization Moderate-Conservative
Portfolio Optimization Moderate
Portfolio Optimization Growth
Portfolio Optimization Aggressive-Growth
Dividend Growth
Short Duration Bond
Large-Cap Growth
Diversified Bond
Inflation Protected

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco V.I. International Growth Fund Series II

American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Fund Class II

BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Freedom 2035 Service Class 2
Fidelity VIP Freedom 2045 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Class 2
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Janus Aspen Series Overseas Portfolio Service Class
Janus Aspen Series Enterprise Portfolio Service Class

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio Service Class

Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Portfolio – Advisor Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund Initial Class

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER VI

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your insurance producer for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.

Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Total Face Amount

•	change the Beneficiary

•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the lowest Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Total Face Amount of your Policy.

•	Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your insurance producer.

 Last Survivor Policy

The Policy is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second person Insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your insurance producer.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Total Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.

•	limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum premium load	Upon receipt of premium	7.00% of premium

Maximum surrender charge	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 10 Policy Years	$0.27–$39.28 per $1,000 of Face Amount[1]

Charge at end of Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue, for a Policy with Death Benefit Option A		$11.42 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal[2]

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 in a Policy Year[2]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[2]

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy[3]	Upon request of duplicate Policy	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Face Amount increase[4]	Upon effective date of requested Face Amount increase	$200

Death Benefit Option change	Upon request for Death Benefit Option change	$0

Risk Class change	Upon request for Risk Class change	$100 per Insured

Adding or increasing an optional Rider	Upon approval of specific request	$100 per Insured

[1]	The surrender charge is based on the Age and Risk Class of the Insureds, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Layer. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

[2]	We currently do not impose this charge.

[3]	Certificate of Coverage is available without charge.

[4]	Applies only to any requested increase of Policy Face Amount.

FEE TABLES

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	Same

Administrative charge[1]	Monthly Payment Date	$10.00	Same

Coverage charge[1,4]

Minimum and maximum	Monthly Payment Date beginning on effective date of each Coverage Layer	$0.28–$3.70 per $1,000 of Coverage Layer	Same

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue with $100,000 Face Amount[3,8]		$0.60 per $1,000 of Coverage Layer	$0.60 per $1,000 of Coverage Layer

Asset charge[1]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	Same

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[6]

Accelerated Living Benefits Rider	At exercise of benefit	$150	Same

Annual Renewable Term Rider – Individual

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$79.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue[3]		$0.58 per $1,000 of Net Amount At Risk	$0.14 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a female standard non-smoker who is Age 53 at Policy issue[3]		$0.35 per $1,000 of Net Amount At Risk	$0.08 per $1,000 of Net Amount At Risk

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Annual Renewable Term Rider – Last Survivor

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	$0.00 per $1,000 of Net Amount At Risk

Coverage charge[4]	Monthly Payment Date	$0.10–$3.52 per $1,000 of Coverage Layer	$0.02–$0.18 per $1,000 of Coverage Layer

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3,9]		$0.42 per $1,000 of Coverage Layer	$0.03 per $1,000 of Coverage Layer

Enhanced Policy Split Option Rider	No charge	$0	Same

Estate Preservation Rider	No charge	$0	Same

Policy Split Option Rider	At exercise of benefit	$200	Same

Short-Term No Lapse Guarantee Rider	Upon application of additional net premium or loan repayments if Rider benefit in effect	4.0% annually of AV pay-off account balance	Same

Surrender Value Enhancement Rider – Last Survivor

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	Same

Coverage charge[4]	Monthly Payment Date	$0.02–$11.74 per $1,000 of Coverage Layer	$0.02–$11.74 per $1,000 of Coverage Layer

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3,7]		$0.03 per $1,000 of Coverage Layer	$0.03 per $1,000 of Coverage Layer

[1]	This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

[2]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insureds’ Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. The maximum guaranteed cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Layer.

[3]	Charges shown for this sample Policy may not be typical of the charges you will pay.

FEE TABLES

[4]	The Coverage Charge rate is based on the Age and Risk of the Insureds and the Face Amount on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage Charge related to the amount of the increase, based on the Age and Risk Class of the Insureds at the time of the increase. Ask your insurance producer for information regarding this charge for your Policy. The maximum guaranteed Coverage Charge for your Policy will be stated in the Policy Specifications.

[5]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[6]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI. Except for the Short-term No Lapse Guarantee Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[7]	The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.03/month in Policy Year 1, and increases each year to the following amounts: $0.14/month in Policy Year 2, $0.25 per month in Policy Year 3, $0.36/month in Policy Year 4, $0.47/month in Policy Year 5, $0.58/month in Policy Year 6, $0.68/month in Policy Year 7, $0.79/month in Policy Year 8, $0.90/month in Policy Year 9, $1.01/month in Policy Year 10. In Policy Year 11 and thereafter, the maximum guaranteed charge is reduced to $0.33/month per $1,000 of Coverage Layer.

[8]	The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.60/month in Policy Years 1-10. In Policy Year 11 and thereafter, the maximum guaranteed coverage charge is reduced to $0.25/month per $1,000 of Coverage Layer.

[9]	The maximum guaranteed charge is level in all Policy Years. The current charge is level for 10 Policy Years from the effective date of the Coverage Layer and then reduces to zero.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2011, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.29%	3.37%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.29%	1.97%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Estate Preserver VI variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your insurance producer or call us at (800) 800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Ages and Risk Classes of the Insureds, and the presence of optional riders and benefits.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – refers separately to the initial Total Face Amount and any increase in Face Amount on the Insureds.

Death Benefit – the amount which is payable on the date of the Survivor’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance coverage on the Insureds provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications.

Fixed Account – an account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Cash Management Investment Option to the Investment Options you chose.

Fund – Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insureds.

Net Amount At Risk – the difference between the Death Benefit payable if the Insureds died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional insurance coverage on both Insureds will have an initial face amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Tax Code – the Internal Revenue Code.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of any Rider providing insurance coverage on the Insureds, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

POLICY BASICS

Pacific Select Estate Preserver VI is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

When you buy a Pacific Select Estate Preserver VI life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your insurance producer will assist you in completing your application for the Policy. Your insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

•	the Survivor under the Policy dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insureds, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your insurance producer or legal counsel about designating ownership interests.

The Insureds
This Policy insures the lives of two people who are between the Ages of 20 and 90 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Your Policy Date

Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your insurance producer for additional details.

Backdating your Policy
You can have your Policy backdated up to 6 months, as long as we approve it. In Ohio, your Policy can be backdated only 3 months.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Ages of the Insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via listbill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned Policies, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form
We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers
We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your insurance producer for a refund.

There are special rules for the free look period in certain states. You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.

Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your insurance producer if you have questions about your Free Look Right.

The amount of your refund may be more or less than the premium payments you have made, depending on the state where you signed your application. We will always deduct any Policy Debt from the amount we refund to you.

If you exercise your Free Look Right, the amount we refund to you depends on the requirements of the state in which your application is signed. One such requirement may be whether your policy is issued as a replacement of existing insurance or not. Your initial Net Premium is first allocated to the Cash Management Variable Account, then once all requirements to place your policy in force have been satisfied, we transfer the Accumulated Value in the Cash Management Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If we are not required to refund your premium if you exercise your Free Look Right, the amount we refund to you will be

•	any charges or taxes we have deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

California insureds age 60 and over
For Policies issued in the state of California, if an Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we will hold the Net Premiums in the Cash Management Investment Option. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Cash Management Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.

If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you have made, less any Policy Debt.

You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your insurance producer receive your request and the Policy. The refund will be:

•	any charges or taxes we have deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Statements and Reports We Will Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions

•	initiate Policy loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain insurance producers are able to give us instructions electronically if authorized by you. You may appoint your insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we will hold your Net Premium payments in the Cash Management Investment Option until the Free Look Transfer Date. Please turn to POLICY BASICS – Your Free Look Right for details.

THE DEATH BENEFIT

We will pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

•	The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

Choosing Your Death Benefit Option

You can choose one of the following three options for the Death Benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

•	To elect Option C, the Insureds must be Age 80 or younger at the time the Policy is issued.

•	The Death Benefit calculated under Option C will be limited to the amount shown in the Policy Specifications as the “Option C Death Benefit Limit,” an amount which will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You choose one of these tests on your application.

Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.

Under the test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Age, sex, and Risk Class of both Insureds. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges as of the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy was issued, in Policy Year 20 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium Factor” of 1.869.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit is based on the Age of the younger Insured so it varies over time. It is 250% when the younger Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of death benefit percentages in Appendix A and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued

•	Face Amount is $1,000,000

•	Accumulated Value at the date of death is $550,000

•	total premiums paid into the Policy is $300,000

•	the Minimum Death Benefit under the Guideline Premium Test is $610,500.00 (assuming a Guideline Premium Test factor of 111% times Accumulated Value)

•	the Minimum Death Benefit under the Cash Value Accumulation Test is $1,027,950 (assuming a Net Single Premium factor of 1.869 of Accumulated Value)

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example A		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$610,500	$475,836.98
Option B	Total Face Amount plus Accumulated Value	$1,550,000	$610,500	$996,813.87
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$610,500	$747,327.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$1,027,950	$475,836.98
Option B	Total Face Amount plus Accumulated Value	$1,550,000	$1,027,950	$996,813.87
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,027,950	$747,327.76

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$1,554,000 under the Guideline Premium Test (assuming a Guideline Premium test factor of 111% times Accumulated Value)

•	$2,616,600 under the Cash Value Accumulation Test (assuming a Net Single Premium factor of 1.869 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example B		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$1,554,000	$150,805.65
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$995,066.64
Option C1	Total Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,805.65

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Total Face Amount	$1,000,000	$2,616,600	$1,211,221.41
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$2,616,600	$1,211,221.41
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$2,616,600	$1,211,221.41

Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is automatically included on any Policy where both Insureds are between Ages 20 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your insurance producer for more information regarding eligibility for this Rider. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it is not clear who died first, we will assume the younger Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as at least one Insured is still living.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Both Insureds or, if only one person is still living, the Survivor will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

•	We can refuse your request to make the total Face Amount, including any Riders, less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	Both Insureds must be alive and Age 90 or younger at the time of the increase.

•	You must give us satisfactory evidence of insurability for both Insureds.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $200 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, coverage charge and surrender charge.

•	We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you have chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Total Face Amount under the Policy:

•	We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

•	Each decrease you make to the Face Amount must be $10,000 or more.

•	We may deduct a surrender charge from your Policy’s Accumulated Value. We currently waive this charge. Please turn to WITHDRAWALS, SURRENDERS AND LOANS and the SAI for information about the surrender charges.

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance

•	the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements
At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation
BlackRock Global Allocation V.I. Fund
GE Investments Total Return Fund
Pacific Dynamix-Conservative Growth
Pacific Dynamix-Moderate Growth
Pacific Dynamix-Growth
Portfolio Optimization Conservative	Portfolio Optimization Moderate-Conservative Portfolio Optimization Moderate Portfolio Optimization Growth PIMCO Global Multi-Asset Portfolio Fixed Account Fixed LT Account

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or either of the two Policy Split Option Riders. Please see VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

•	Annual Renewable Term Rider-Individual (ARTR-I) Provides level or varying term insurance on either or both Insureds.

•	Annual Renewable Term Rider-Last Survivor (ARTR-LS) Provides annual renewal term insurance on both Insureds.

•	Enhanced Policy Split Option Rider Available to married couples, it splits the Policy into two policies without evidence of insurability.

•	Policy Split Option Rider Splits the Policy into two individual policies with evidence of insurability.

More detailed information about the Annual Renewable Term Rider-Individual, Annual Renewable Term Rider-Last Survivor, Enhanced Policy Split Option Rider, and Policy Split Option Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.PacificLife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

•	Estate Preservation Rider
This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is automatically included on any Policy where both Insureds are between Ages 20 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your insurance producer for more information regarding eligibility for this Rider. If both Insureds die while the Rider is in effect, there is an additional death benefit paid equal to the Face Amount of the Estate Preservation Rider.

The Face Amount of this Rider is separate from the Total Face Amount of the Policy, but is based on the Face Amount of the Basic Coverage and any optional Annual Renewable Term Rider – Last Survivor or Surrender Value Enhancement Rider – Last Survivor. The Face Amount for the Estate Preservation Rider is shown in the Policy Specifications. The Face Amount of the Estate Preservation Rider cannot be increased. A decrease or termination of this Rider prior to the end of the four year term is allowed by Written Request.

This Rider is intended solely to provide a Death Benefit in the event that both Insureds under the Policy die during the first four Policy Years, and is not guaranteed to offset any estate or other tax liability. The Face Amount of this Rider does not contribute to the Total Face Amount of the Policy. The Face Amount of this Rider does not comprise a Coverage Layer under the Policy.
There is no charge for this Rider.

This Rider will terminate on the earliest of

•	your Written Request; or

•	termination of the Policy; or

•	four years from the Policy Date.

•	Short-Term No-Lapse Guarantee Rider
You are eligible for the No Lapse Rider if:

•	The older Insured is younger than Age 80 when the Policy is issued.

•	You chose either Death Benefit Option A or B when applying for your Policy.

•	You did not select the optional ARTR-I.

•	If you selected the ARTR-LS, the term insurance provided is on a level, not varying, schedule.

•	Your application meets our underwriting requirements.

The No Lapse Rider is issued with a guarantee period based on the Age of the older Insured. The guarantee period will be at least five years, and never more than 25 years. The guarantee period of your No Lapse Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Initial Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the Initial Annual No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

•	the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate of 0%;

•	plus the premiums received since the prior Monthly Payment Date;

•	less withdrawals taken since the prior Monthly Payment Date; and

•	less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the AV pay-off account. Interest is charged on this amount at the monthly rate of 0.327374%, which is equivalent to 4% annually, and the result is stored in the AV pay-off account. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your AV pay-off account. Once the amount of the AV pay-off account has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the AV pay-off account to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

•	Surrender Value Enhancement Rider-Last Survivor (SVER-LS)
Provides additional Death Benefit protection on the Insureds in combination with the Face Amount of the Policy. The Rider may be purchased at Policy issue, subject to evidence of insurability. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. The Rider is payable on the death of the Survivor.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current charges may be less than our guaranteed charges.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original SVER-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s Death.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Depending on the Ages and Risk Classes of the Insureds, in some cases, the ARTR-LS and SVER-LS Riders may have lower charges than simply purchasing the Face Amount on a Policy alone. In some cases, the charges may be higher. Some charges are higher in the early years of the policy and/or rider, and some reduce with policy and/or rider duration.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with a ARTR-LS may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding a ARTR-LS will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with a SVER-LS may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

•	If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	by temporary check with the ABA routing number and account number pre-printed on the check

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit under Section 7702 of the Internal Revenue Code, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer plan
Once you have made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we will withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we will withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a maximum premium load of 7.00% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Cash Management Investment Option until 15 days after issue, and then transfer them to the Investment Options you have chosen.

If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Cash Management Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

•	cost of insurance

•	administrative charge

•	coverage charge

•	asset charge

•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Ages and genders of the Insureds unless unisex rates are required. Gender blended tables are used for unisex cost of insurance rates. Unisex rates are used in the state of Montana.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional ARTR-LS and any optional SVER-LS, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Choosing a guaranteed period
We guarantee our current cost of insurance rates. If, when the Policy is issued, the older Insured is:

•	Age 65 or younger, we guarantee the rates for 10 years

•	older than 65, but younger than 81, we guarantee the rates for 5 years

•	older than 80, we guarantee the rates for 1 year.

However, if either Insured is uninsurable, and the older Insured is Age 65 or younger, we guarantee the rates for 5 years. If either Insured is uninsurable, and the older Insured is Age 66 or older, we guarantee the rates for 1 year.

If the older Insured is Age 50 or younger, and neither Insured is uninsurable, you have the option to extend the guaranteed period to fifteen years. You can only do this when the Policy is issued and you cannot change the guaranteed period later. There is no guaranteed period for the Annual Renewable Term Rider.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if on the day of the increase the older Insured is older than Age 50, or either Insured is uninsurable, the guaranteed period for the increase will be the guaranteed period which we offer for Age and insurability as of the day of the increase.

If you qualify for the 15-year guaranteed period, the guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The shorter guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The longer guaranteed period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your insurance producer to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to 15 years.

Administrative charge
We deduct a charge of $10.00 a Month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge
We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose, such as the payment of administrative costs.

Each Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect.

The coverage charge for your Policy at issue is calculated based on the Age and Risk Class of the Insureds and the Death Benefit Option you elect and multiplied by the initial Face Amount of your Policy.

Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. We will specify the charge in a supplemental schedule of benefits at the time the new Coverage Layer goes into effect. We will apply the charge for each Coverage Layer from the day that Coverage Layer goes into effect. If you decrease your Policy’s Face Amount, the coverage charge will remain the same.

The coverage charge per $1,000 for each Coverage Layer will remain level for 10 Policy Years from effective date, then is reduced in Policy Year 11 and thereafter. We may charge less than our guaranteed rate. The guaranteed coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000:

The guaranteed coverage charge is $437.80 for years 1-10 and $252.18 for years 11 and thereafter. The current coverage charge is $437.80 for the first 10 years and $0.00 thereafter.

The coverage charge is $0 on and after the Monthly Deduction End Date.

Asset charge
We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

(($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21) = $9.59

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we will end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Survivor dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

•	a written application

•	evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse

•	a premium payment sufficient, after deduction of premium load, to:

•	cover all unpaid monthly charges and Policy loan interest that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

•	Surrender charges and policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

•	Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

•	Please be advised that reinstatement will not change any tax reporting as a result of the policy lapse. We encourage you to consult with your tax advisor.

Short-Term No-Lapse Guarantee Rider

Subject to state availability, if you meet certain requirements, your Policy has a No Lapse Guarantee Rider (“No Lapse Rider”). The No Lapse Rider may continue your Policy if it would otherwise lapse. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc. and manages the portfolio under your Policy directly.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond Securities Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign Securities Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc. and manages the portfolio under your Policy directly.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and manages the portfolio under your Policy directly.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained ClearBridge Advisors, LLC to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc. and manages the portfolio under your Policy directly.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust and manages the portfolios under your Policy directly.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund and manages the portfolio under your Policy directly.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust and manages the portfolio available under your Policy directly.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Emerging Markets Debt	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

International Small-Cap	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Small-Cap Index	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Advisors, LLC

Technology	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan	Seeks a high level of current income.	Eaton Vance Management

Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Growth LT	Seeks long-term growth of capital.	Janus Capital Management LLC

Focused 30	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences	Seeks long-term growth of capital.	Jennison Associates LLC

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Mid-Cap Equity	Seeks capital appreciation.	Lazard Asset Management LLC

International Large-Cap	Seeks long-term growth of capital.	MFS Investment Management

Mid-Cap Growth	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management	Seeks current income consistent with preservation of capital.	Pacific Asset Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

High Yield Bond	Seeks a high level of current income.	Pacific Asset Management

Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Dividend Growth	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	UBS Global Asset Management (Americas) Inc.

Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER

Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

American Century VP Mid Cap Value Fund Class II	Long-term capital growth. (Income is a secondary objective.)	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2035 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2045 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign Securities Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC

Templeton Global Bond Securities Fund Class 2	Seeks high current income.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER

Janus Aspen Series Overseas Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Enterprise Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Legg Mason Partners Fund Advisor, LLC

Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS Utilities Series Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index, 40% Barclays Capital U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Van Eck VIP Global Hard Assets Fund Initial Class[2]	Long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your insurance producer or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

•	You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

•	Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Emerging Markets Debt, BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, PIMCO Global Multi-Asset Portfolio Advisor Class, Templeton Foreign Securities Fund Class 2, Templeton Global Bond Securities Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class. For example, if you transfer Accumulated Value from the International Small-Cap portfolio into the International Large-Cap Portfolio on any day of the calendar month, you may not make any subsequent transfers to or from any of the other listed portfolios during that calendar month.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy. If you live in North Carolina, you can make transfers to the Fixed Account any time during the first 24 months of your Policy as long as your Policy is not in the grace period.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

•	We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your insurance producer to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you are transferring to or from.

•	There is no minimum amount required if you are making transfers between Variable Investment Options.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer four services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Fixed Option interest sweep
The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you have paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

•	If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Survivor dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example

For a Policy with a Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Face Amount.

Example 1:	Owner requests a withdrawal of $6,000. There will be no reduction in Face Amount.

Example 2:	Owner requests a withdrawal of $10,000. The Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 − $8,000 = $2,000). The Face Amount following the withdrawal is $248,000 ($250,000 − $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 2.5%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the Loan Account.

How much you can borrow
The maximum amount you may borrow on any date is equal to the Accumulated Value less:

•	three times the most recent monthly deduction;

•	any surrender charge; and

•	any existing Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly deduction of $225

• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your insurance producer for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

•	If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

•	Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insureds, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

During the first policy month, the Surrender Charge is equal to the initial amount reduced by 1/12 of the reduction factor. After the first policy month, the surrender charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount, Reduction Factor and End Year are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000

Initial Amount = $12,690.00
Reduction Factor = $1,269.00
End Year = 10

In Policy month 1, the surrender charge is: $12,584.25 ($12,690.00 − (1,269.00 ÷12))

There’s no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

•	There’s no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

If your Policy is issued in Texas, if you surrender your Policy within 30 days of your Policy Anniversary, the Accumulated Value in the Fixed Options will not be less than it was on that Policy Anniversary as long as you have not made any transfers, withdrawals or Policy loans during such time.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

If you reinstate your Policy and both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1)	any such increase in Total Face Amount will be excluded;

2)	refund of the portion of monthly deductions associated with any such increase will be included; and

3)	premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased Age or changed health of the Insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, Georgia, Maryland or North Dakota, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the gender or Age of either Insured is stated incorrectly on your application and is discovered on or after the death of either Insured, the Death Benefit under your Policy will be the greater of the following:

•	the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insureds gender and Age, or

•	the Minimum Death Benefit for the correct gender and Age

If either Insureds gender or Age is misstated in the application and it is discovered before the death of either Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and Age of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insureds.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies

•	policies with term insurance on the people insured by the policy

•	life insurance policies that continue coverage beyond Age 100 or other advanced ages

•	certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

•	Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned Policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you are at least 59 1/2 years old

•	you are receiving an amount because you have become disabled

•	you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy Becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

For 2012, the federal estate tax exemption amount is $5,120,000 and the maximum estate tax rate is 35%. If the executor of the deceased spouse’s estate so elects, a married individual may transfer his or her unused estate tax exemption amount to the last deceased spouse of the surviving spouse. Unless new legislation is enacted, the estate tax exemption amount will drop to $1,000,000 in 2013 and the maximum estate tax rate will increase to 55%. The portability of the unused estate tax exemption will also expire.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefits Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right (but are not obligated) to modify the Rider to conform under Tax Code requirements.

Policy Split Option Rider
This Rider allows a Policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the Policy at the time of the split.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2011, we had $296.3 billion of individual life insurance in force and total admitted assets of approximately $95.7 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited insurance producers and other employees, payments for travel expenses, including lodging, incurred by insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2011 and 2010 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2011 are contained in the SAI.

APPENDIX A: DEATH BENEFIT CALCULATION TABLES

Guideline Premium Test
Death Benefit Percentages

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B: STATE LAW VARIATIONS

POLICY BASICS

For policies issued in Florida, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in the District of Columbia, Maryland, Michigan, and North Carolina, you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Indiana, policies returned within the free look period can be delivered or mailed to us, to the insurance producer who delivered it to you, or any insurance producer of the Insurer. We will then cancel this Policy as of the Policy Date and refund any premium paid.

For policies issued in Florida, you may return this policy within 14 days of policy issue.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona and Maine, your loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Alabama, Arizona, Arkansas, Iowa, and Louisiana, all references to reinstatement have been removed.

For policies issued in Colorado and Missouri, the suicide exclusion period is one year.

YOUR INVESTMENT OPTIONS

Fixed Options

For policies issued in Maryland, the minimum guaranteed rate that is applied to the Accumulated Value in the Fixed Options will not be less than 2.5% after the monthly Asset Charge is applied.

OWNERS, THE INSURED, AND BENEFICIARIES

The Insured

For policies issued in Massachusetts and Pennsylvania, the issue age limits are Age 20-80 with a minimum Total Face Amount of $200,000.

YOUR POLICY’S ACCUMULATED VALUE

Asset charge

For policies issued in Maryland, the minimum guaranteed rate that is applied to the fixed accumulated value will not be less than 2.5% after the monthly asset charge is applied.

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PACIFIC SELECT ESTATE PRESERVER VI	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver VI variable life insurance policy is underwritten by Pacific Life Insurance Company.
You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2012. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

SEC file number 811-05563
333-153022

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Pacific Life Insurance Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-28946-04 05/12

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

PACIFIC SELECT ESTATE PRESERVER VI

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver VI is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2012, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 800-7681

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MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). A terminal illness is one with a noncorrectable diagnosis of a life expectancy of six months or less. We refer to this amount as the accelerated benefit. The accelerated benefit is the actual amount you will receive under this Rider. It is determined based on the amount of the Policy proceeds the Policy Owner requests (the “Requested Portion”) as a factor of the Eligible Coverage, which is the portion of the Policy proceeds that qualifies for determining the Accelerated Benefit. An actuarial discount will apply to the Requested Portion. This discount reflects the early payment of the Requested Portion of your policy. The discount will be based on an annual interest rate declared by us and which is in effect as of the date we approve your written request.

The Eligible Coverage includes:

•	The base Policy Death Benefit;
•	Any paid-up additions; and
•	Any term rider, term Policy or term coverage on the primary Insured that has a minimum of two years of coverage remaining.

The Requested Portion cannot be more than the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force with us. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

Below is an example of how we calculate the Eligible Coverage under the Rider. The Example assumes two Policies; the Insured under each Policy has been diagnosed with a terminal illness. The Requested Portion for both Policies is the maximum amount payable under the Policies (the lesser of 50% of the Eligible Coverage or $250,000 for all Policies In Force).

An example

	Policy 1	Policy 2
Accumulated Value	$300,000	$600,000
Policy Debt	$100,000	$200,000
Face Amount	$500,000	$1,000,000

Calculation of Payment

Eligible Coverage	$500,000	$1,000,000
Requested Portion of Face Amount	$250,000	$250,000
Requested Percentage of Face Amount	50%	25%

Actuarial Discount Rate (1 ÷ 1.0475)	95.47%	95.47%
Requested Portion × Actuarial Discount Rate	$238,675	$238,675
Required Repayment of Policy Debt = Policy Debt × Requested Percentage	$50,000	$50,000
Rider Exercise Charge	$150	$150
Accelerated Benefit Payment	$188,525	$188,525

Values after payment of Accelerated Living Benefit

Accumulated Value = Original Accumulated Value × (1 − Requested Percentage)	$150,000	$450,000
Policy Debt = Original Policy Debt − Required Repayment of Policy Debt	$50,000	$150,000
Face Amount = Original Face Amount × (1 − Requested Percentage)	$250,000	$750,000

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You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Annual Renewable Term Rider — Individual (ARTR-I)

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-I Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 121.

Annual Renewable Term Rider — Last Survivor (ARTR-LS)

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date

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we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

Enhanced Policy Split Option Rider

Allows the Policy to be split into two individual policies, without evidence of insurability. This Rider is available only to married couples. This Rider will be included automatically with all Policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable.

You may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually reduced, as a result of the enactment of a new federal estate tax law, which because of the reduction, could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we regularly issue at the time of exchange, subject to our approval. We waive the surrender charge on your original Policy, but any surrender charges applicable to the new policy will apply to the new policies.

The face amount of each new policy may be for any amount you choose, up to one half of the Policy’s Face Amount, including the Face Amount under any ARTR-LS or SVER-LS attached to the Policy, both as of the date of the exchange. You must give your written consent if the face amounts of the two new policies are not equal. The original Policy’s Cash Surrender Value will be allocated as premiums to the two new policies in proportion to the face amount of the new policies. We will waive any Policy charge normally charged to cover our expenses arising from any state or federal tax charged to us due to the exchange. Policy Debt will also be split in proportion to the face amount of the new policies.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

Policy Split Option Rider

Allows the Policy to be split into two individual policies subject to satisfactory evidence of insurability on each Insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee may be deducted from the original Policy’s Accumulated Value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this Rider.

The original Policy’s Accumulated Value, Policy Debt and Cash Surrender Value are split in proportion to the Face Amount. We waive the surrender charge on your original Policy.

The Rider will terminate on the date of the first death of the two Insureds, on lapse or termination of the Policy, or upon exercise of this Rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium

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Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.

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•	We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.
•	We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We will keep making transfers at the intervals you have chosen until one of the following happens:
• the total amount you have asked us to transfer has been transferred
• there is no more Accumulated Value in the Investment Option you are transferring from
• your Policy enters the grace period and is in danger of lapsing
• we receive your Written Request to cancel the service
• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

•	You enroll in the service by completing a request form to enroll in the service.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

•	You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.

•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.
•	If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

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Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request.
•	You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
•	Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

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The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of both Insureds, as well as the Death Benefit Option you choose, for each $1,000 of the initial Face Amount of your Policy. Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors and associated with the increase.

During the first policy month, the Surrender Charge is equal to the initial amount reduced by 1/12 of the reduction factor. After the first policy month, the surrender charge decreases on each Monthly Payment Date by 1/12 of the reduction factor until the charge becomes $0 after the End Year. The Initial Amount, Reduction Factor and End Year are shown in the Table of Surrender Charge Factors in your Policy Specifications.

The most we will assess on any surrendered Coverage Layer is $39.28 per $1,000 of Face Amount.

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

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An example

For a Policy:

•	that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued

•	with an initial Face Amount of $2,000,000

For Death Benefit Option A
	or Option C	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

First Policy Year	$25,380.00 (($2,000,000 ÷ $1,000) × 12.69)	$33,400.00 (($2,000,000 ÷ $1,000) × 16.70)
End of third Policy Year	$17,766.00 ($25,380.00 – (($25,380.00 ÷ 10) × 1/12 × 36 months))	$23,380.00 ($33,400.00 – (($33,400.00 ÷ 10) × 1/12 × 36 months))

Changes in Face Amount

Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current COI rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

8

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2011, 2010 and 2009 was $4,244,681.87, $3,375,069.47 and $4,166,465.34 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	100% of premiums paid up to the first target premium
•	2% of premiums paid thereafter.

The target premium for your policy equals your sales load target, as described under HOW PREMIUMS WORK – Deductions From Your Premiums in the prospectus. You will find the sales load target for your Policy in your Policy Specifications. The sales load target is equal to the Fixed LT Enhanced Guarantee Amount shown in your Policy Specifications.

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Your insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually range from 0% to 35% of premiums paid to the first target premium, but generally does not exceed 1.5% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the insurance producer market the Policies.

As of December 31, 2011, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities, AIM Systems Inc, Axa Advisors LLC, Benefit Funding Services, Best Practice Of America, Capital Investment Group, CBIZ Financial Solutions, Clarck Securities, CMS National Services LLC, Commonwealth Financial Network, Copperstone Insurance Services, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization, FAS Corp, Financial Services Corp, First Allied Securities, First Heartland Securities, Gardner Brown, Global View Capital Insurance, Highland Capital Brokerage, Imerti, Impact Regulations LLC, Invest Financial Corp, Linsco Private Ledger, M Financial Holdings Inc, Money Concepts, National Financial Partners, National Financial Partners Insurance Services, National Planning Corp, Newbridge Financial, Next Financial, NFP Securities, Ogilvie Securities, One Resource Group, PEPCO, PJ Robb, Ramkade Financial, Royal Alliance, Sagepoint Financial, Saybrus, Securian Financial Services, Securities America, The Strategic Financial Alliance, SII Investment Inc, Strategies Partners, Summit Brokerage, Symetra Investment Services, The Leaders Group, The National Financial Alliance, Towersquare Securities, United Planners, Volios Group, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Woodbury Financial Services and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your insurance producer or broker-dealer to present this Policy over other investment options. You may ask your insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and

11

employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

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In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will

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fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2011, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2011 as well as the statements of assets and liabilities of

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each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2011, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

15

Form No. 15-28947-04

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Overseas Service Class, Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, Legg Mason ClearBridge Variable Aggressive Growth — Class II, Legg Mason ClearBridge Variable Mid Cap Core — Class II, Lord Abbett Fundamental Equity Class VC, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, PIMCO Global Multi-Asset — Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2011, the related statements of operations for the year or period then ended, the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2011, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 28, 2012

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund (Affiliated Mutual Fund)
Cash Management	Cash Management Class I	22,759,497	$229,551,001	$229,540,726
Diversified Bond	Diversified Bond Class I	1,901,451	18,160,419	14,941,099
Floating Rate Loan	Floating Rate Loan Class I	1,208,943	8,450,003	6,889,243
High Yield Bond	High Yield Bond Class I	14,638,209	89,706,248	85,927,369
Inflation Managed	Inflation Managed Class I	12,370,718	141,577,741	146,626,065
Inflation Protected	Inflation Protected Class I	124,102	1,316,979	1,282,543
Managed Bond	Managed Bond Class I	31,676,115	353,816,832	348,099,792
Short Duration Bond	Short Duration Bond Class I	5,431,362	51,219,046	49,983,050
American Funds® Growth	American Funds Growth Class I	6,001,383	39,789,947	48,043,576
American Funds Growth-Income	American Funds Growth-Income Class I	4,017,905	36,181,185	36,286,091
Comstock	Comstock Class I	3,598,925	25,416,643	26,852,073
Dividend Growth	Dividend Growth Class I	3,236,144	30,342,536	29,801,605
Equity Index	Equity Index Class I	14,209,807	386,084,094	385,209,817
Focused 30	Focused 30 Class I	2,466,809	26,975,992	27,831,761
Growth LT	Growth LT Class I	8,508,370	164,945,642	151,285,652
Large-Cap Growth	Large-Cap Growth Class I	6,361,697	31,486,529	33,640,558
Large-Cap Value	Large-Cap Value Class I	7,540,507	86,476,302	81,564,320
Long/Short Large-Cap	Long/Short Large-Cap Class I	688,072	5,784,256	4,847,649
Main Street® Core	Main Street Core Class I	7,934,981	154,483,981	140,539,732
Mid-Cap Equity	Mid-Cap Equity Class I	7,883,195	110,213,067	93,544,185
Mid-Cap Growth	Mid-Cap Growth Class I	4,491,788	33,665,693	39,112,965
Mid-Cap Value	Mid-Cap Value Class I	606,890	6,847,044	5,776,967
Small-Cap Equity	Small-Cap Equity Class I	903,673	11,316,595	9,777,643
Small-Cap Growth	Small-Cap Growth Class I	2,900,413	27,803,778	29,290,703
Small-Cap Index	Small-Cap Index Class I	14,884,432	178,190,585	163,567,209
Small-Cap Value	Small-Cap Value Class I	4,365,657	50,585,322	51,508,534
Health Sciences	Health Sciences Class I	1,806,600	18,250,527	21,786,568
Real Estate	Real Estate Class I	5,511,213	67,276,897	82,110,611
Technology	Technology Class I	2,977,827	14,731,187	12,795,496
Emerging Markets	Emerging Markets Class I	8,357,345	109,596,812	114,520,225
International Large-Cap	International Large-Cap Class I	21,916,545	142,459,119	122,066,325
International Small-Cap	International Small-Cap Class I	1,309,327	9,365,353	7,134,072
International Value	International Value Class I	12,217,243	173,975,489	104,062,435
American Funds Asset Allocation	American Funds Asset Allocation Class I	405,348	5,816,111	5,590,990
Pacific Dynamix — Conservative Growth	Pacific Dynamix - Conservative Growth Class I	159,877	1,878,864	1,800,630
Pacific Dynamix — Moderate Growth	Pacific Dynamix - Moderate Growth Class I	468,486	5,849,723	5,771,252
Pacific Dynamix — Growth	Pacific Dynamix - Growth Class I	579,337	7,481,456	7,251,022
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I	2,236,647	22,079,017	22,053,729
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I	5,161,704	50,263,921	49,559,167
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I	19,988,394	191,663,425	186,595,700
Portfolio Optimization Growth	Portfolio Optimization Growth Class I	26,522,000	251,003,921	241,128,479
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I	10,606,765	98,878,304	93,565,954

	M Fund, Inc.
I	M International Equity	5,660,934	76,772,420	55,363,934
II	M Large Cap Growth	1,817,132	25,685,481	29,255,829
III	M Capital Appreciation	1,746,230	37,332,334	37,247,075
V	M Business Opportunity Value	1,880,274	17,024,762	18,501,892

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	1,088,423	11,582,703	12,375,365
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	3,358,890	44,643,494	44,606,064

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	2,106,802	47,684,235	47,697,994
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	94,827	952,705	965,339
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	178,264	1,899,237	1,828,993
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	278,035	2,854,283	2,874,878
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	366,982	3,771,718	3,732,203
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	431,969	4,548,417	4,306,728
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	257,909	2,481,828	2,493,980
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2011

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	127,721	$4,646,569	$4,665,646
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,050,201	28,300,218	30,014,737
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	320,820	3,088,156	2,832,844

	Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	1,615,380	31,272,366	29,319,155

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	28,583	469,970	446,459

	Janus Aspen Series
Overseas Service Class	Overseas Service Class	913,976	41,447,155	34,200,992
Enterprise Service Class	Enterprise Service Class	87,133	2,674,087	3,216,087

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	76,035	672,582	704,087

	Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth — Class II	Legg Mason ClearBridge Variable Aggressive Growth - Class II	87,772	1,485,297	1,452,622
Legg Mason ClearBridge Variable Mid Cap Core — Class II	Legg Mason ClearBridge Variable Mid Cap Core - Class II	457,237	5,261,414	5,820,622

	Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	909,303	15,552,837	14,785,262

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	360,407	6,036,895	4,951,986
MFS Utilities Series Service Class	MFS Utilities Series Service Class	686,355	15,780,882	17,659,911

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset — Advisor Class	PIMCO Global Multi-Asset - Advisor Class	1,077,109	14,008,860	13,097,647

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	128,003	1,534,938	1,324,826

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	1,391,027	14,490,235	15,537,770
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	2,217,117	40,005,175	42,945,562

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	2,093,105	63,716,819	64,362,985

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Inflation	Managed
	Management	Bond	Rate Loan	Bond	Managed	Protected	Bond

ASSETS
Investments in affiliated mutual funds, at value	$229,540,726	$14,941,099	$6,889,243	$85,927,369	$146,626,065	$1,282,543	$348,099,792
Receivables:
Due from Pacific Life Insurance Company	—	—	1,923	—	—	—	—
Fund shares redeemed	439,714	43,798	—	51,883	64,249	32,524	101,788

Total Assets	229,980,440	14,984,897	6,891,166	85,979,252	146,690,314	1,315,067	348,201,580

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	439,714	43,795	—	51,820	64,249	32,524	101,787
Fund shares purchased	—	—	1,923	—	—	—	—
Other	201	—	12	—	83	—	—

Total Liabilities	439,915	43,795	1,935	51,820	64,332	32,524	101,787

NET ASSETS	$229,540,525	$14,941,102	$6,889,231	$85,927,432	$146,625,982	$1,282,543	$348,099,793

Units Outstanding	9,807,833	1,163,981	726,283	1,670,019	2,624,196	118,662	6,113,636

Accumulation Unit Value	$23.40	$12.84	$9.49	$51.45	$55.87	$10.81	$56.94

Cost of Investments	$229,551,001	$18,160,419	$8,450,003	$89,706,248	$141,577,741	$1,316,979	$353,816,832

	Short Duration	American Funds	American Funds		Dividend	Equity	Focused
	Bond	Growth	Growth-Income	Comstock	Growth	Index	30

ASSETS
Investments in affiliated mutual funds, at value	$49,983,050	$48,043,576	$36,286,091	$26,852,073	$29,801,605	$385,209,817	$27,831,761
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	1,285,680	—
Fund shares redeemed	44,339	35,529	98,283	31,647	212,645	—	51,298

Total Assets	50,027,389	48,079,105	36,384,374	26,883,720	30,014,250	386,495,497	27,883,059

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	44,334	35,529	98,283	31,547	212,603	—	51,296
Fund shares purchased	—	—	—	—	—	1,285,496	—
Other	—	7	2,660	—	—	—	—

Total Liabilities	44,334	35,536	100,943	31,547	212,603	1,285,496	51,296

NET ASSETS	$49,983,055	$48,043,569	$36,283,431	$26,852,173	$29,801,647	$385,210,001	$27,831,763

Units Outstanding	4,110,452	3,728,587	3,128,493	2,349,076	2,187,849	7,316,815	2,265,926

Accumulation Unit Value	$12.16	$12.89	$11.60	$11.43	$13.62	$52.65	$12.28

Cost of Investments	$51,219,046	$39,789,947	$36,181,185	$25,416,643	$30,342,536	$386,084,094	$26,975,992

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

ASSETS
Investments in affiliated mutual funds, at value	$151,285,652	$33,640,558	$81,564,320	$4,847,649	$140,539,732	$93,544,185	$39,112,965
Receivables:
Due from Pacific Life Insurance Company	34,651	—	—	—	166,435	—	18,398
Fund shares redeemed	—	34,387	186,303	24,239	—	24,448	—

Total Assets	151,320,303	33,674,945	81,750,623	4,871,888	140,706,167	93,568,633	39,131,363

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	34,386	186,087	24,229	—	24,286	—
Fund shares purchased	34,629	—	—	—	166,415	—	18,398
Other	—	—	—	—	—	—	50

Total Liabilities	34,629	34,386	186,087	24,229	166,415	24,286	18,448

NET ASSETS	$151,285,674	$33,640,559	$81,564,536	$4,847,659	$140,539,752	$93,544,347	$39,112,915

Units Outstanding	3,552,818	4,604,383	5,123,670	526,709	2,755,477	3,795,678	3,682,241

Accumulation Unit Value	$42.58	$7.31	$15.92	$9.20	$51.00	$24.64	$10.62

Cost of Investments	$164,945,642	$31,486,529	$86,476,302	$5,784,256	$154,483,981	$110,213,067	$33,665,693

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Value	Equity	Growth	Index	Value	Sciences	Estate

ASSETS
Investments in affiliated mutual funds, at value	$5,776,967	$9,777,643	$29,290,703	$163,567,209	$51,508,534	$21,786,568	$82,110,611
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	27,660	—
Fund shares redeemed	12,617	45,264	15,016	1,433	12,866	—	96,799

Total Assets	5,789,584	9,822,907	29,305,719	163,568,642	51,521,400	21,814,228	82,207,410

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	12,617	45,222	14,943	1,433	12,861	—	96,799
Fund shares purchased	—	—	—	—	—	27,657	—
Other	13	—	—	198	—	—	28

Total Liabilities	12,630	45,222	14,943	1,631	12,861	27,657	96,827

NET ASSETS	$5,776,954	$9,777,685	$29,290,776	$163,567,011	$51,508,539	$21,786,571	$82,110,583

Units Outstanding	346,695	602,541	1,968,016	8,623,110	1,985,392	1,130,211	2,033,634

Accumulation Unit Value	$16.66	$16.23	$14.88	$18.97	$25.94	$19.28	$40.38

Cost of Investments	$6,847,044	$11,316,595	$27,803,778	$178,190,585	$50,585,322	$18,250,527	$67,276,897

							Pacific
							Dynamix -
		Emerging	International	International	International	American Funds	Conservative
	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth

ASSETS
Investments in affiliated mutual funds, at value	$12,795,496	$114,520,225	$122,066,325	$7,134,072	$104,062,435	$5,590,990	$1,800,630
Receivables:
Due from Pacific Life Insurance Company	7,770	112,046	—	—	80,859	1,414	688
Fund shares redeemed	—	—	54,299	19,951	—	—	—

Total Assets	12,803,266	114,632,271	122,120,624	7,154,023	104,143,294	5,592,404	1,801,318

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	54,299	19,932	—	—	—
Fund shares purchased	7,770	112,046	—	—	80,859	1,412	688
Other	14	103	97	—	38	—	—

Total Liabilities	7,784	112,149	54,396	19,932	80,897	1,412	688

NET ASSETS	$12,795,482	$114,520,122	$122,066,228	$7,134,091	$104,062,397	$5,590,992	$1,800,630

Units Outstanding	1,859,232	3,464,655	11,139,700	887,630	5,009,545	380,895	138,858

Accumulation Unit Value	$6.88	$33.05	$10.96	$8.04	$20.77	$14.68	$12.97

Cost of Investments	$14,731,187	$109,596,812	$142,459,119	$9,365,353	$173,975,489	$5,816,111	$1,878,864

	Pacific			Portfolio			Portfolio
	Dynamix -	Pacific	Portfolio	Optimization	Portfolio	Portfolio	Optimization
	Moderate	Dynamix -	Optimization	Moderate-	Optimization	Optimization	Aggressive-
	Growth	Growth	Conservative	Conservative	Moderate	Growth	Growth

ASSETS
Investments in affiliated mutual funds, at value	$5,771,252	$7,251,022	$22,053,729	$49,559,167	$186,595,700	$241,128,479	$93,565,954
Receivables:
Due from Pacific Life Insurance Company	10,426	4,977	24,570	37,192	127,002	151,854	47,746

Total Assets	5,781,678	7,255,999	22,078,299	49,596,359	186,722,702	241,280,333	93,613,700

LIABILITIES
Payables:
Fund shares purchased	10,426	4,977	24,570	37,192	127,001	151,854	47,745
Other	2	—	—	—	—	12	—

Total Liabilities	10,428	4,977	24,570	37,192	127,001	151,866	47,745

NET ASSETS	$5,771,250	$7,251,022	$22,053,729	$49,559,167	$186,595,701	$241,128,467	$93,565,955

Units Outstanding	429,098	521,999	2,216,948	5,122,447	19,851,605	26,380,395	10,558,362

Accumulation Unit Value	$13.45	$13.89	$9.95	$9.67	$9.40	$9.14	$8.86

Cost of Investments	$5,849,723	$7,481,456	$22,079,017	$50,263,921	$191,663,425	$251,003,921	$98,878,304

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

ASSETS
Investments in mutual funds, at value	$55,363,934	$29,255,829	$37,247,075	$18,501,892	$12,375,365	$44,606,064	$47,697,994
Receivables:
Due from Pacific Life Insurance Company	14,511	—	2,151	—	16,808	13,113	—
Fund shares redeemed	—	12,541	—	14,766	—	—	48,238

Total Assets	55,378,445	29,268,370	37,249,226	18,516,658	12,392,173	44,619,177	47,746,232

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	12,541	—	14,766	—	—	48,238
Fund shares purchased	14,511	—	2,148	—	16,803	13,083	—
Other	36	22	—	131	—	—	71

Total Liabilities	14,547	12,563	2,148	14,897	16,803	13,083	48,309

NET ASSETS	$55,363,898	$29,255,807	$37,247,078	$18,501,761	$12,375,370	$44,606,094	$47,697,923

Units Outstanding	2,155,165	1,228,910	963,059	1,276,782	1,084,978	2,923,677	3,597,347

Accumulation Unit Value	$25.69	$23.81	$38.68	$14.49	$11.41	$15.26	$13.26

Cost of Investments	$76,772,420	$25,685,481	$37,332,334	$17,024,762	$11,582,703	$44,643,494	$47,684,235

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in mutual funds, at value	$965,339	$1,828,993	$2,874,878	$3,732,203	$4,306,728	$2,493,980	$4,665,646
Receivables:
Due from Pacific Life Insurance Company	36	—	—	—	—	—	1,087
Fund shares redeemed	—	43,836	43,910	40,100	10,004	5,845	—

Total Assets	965,375	1,872,829	2,918,788	3,772,303	4,316,732	2,499,825	4,666,733

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	43,836	43,910	40,100	10,001	5,844	—
Fund shares purchased	35	—	—	—	—	—	1,081
Other	—	1	—	—	—	—	—

Total Liabilities	35	43,837	43,910	40,100	10,001	5,844	1,081

NET ASSETS	$965,340	$1,828,992	$2,874,878	$3,732,203	$4,306,731	$2,493,981	$4,665,652

Units Outstanding	86,488	177,565	285,336	389,420	457,025	279,847	388,503

Accumulation Unit Value	$11.16	$10.30	$10.08	$9.58	$9.42	$8.91	$12.01

Cost of Investments	$952,705	$1,899,237	$2,854,283	$3,771,718	$4,548,417	$2,481,828	$4,646,569

							Lazard
			Templeton				Retirement
	Fidelity VIP	Fidelity VIP	Global Bond	GE Investments			U.S. Strategic
	Mid Cap	Value Strategies	Securities	Total Return	Overseas	Enterprise	Equity
	Service Class 2	Service Class 2	Class 2	Class 3	Service Class	Service Class	Service Class

ASSETS
Investments in mutual funds, at value	$30,014,737	$2,832,844	$29,319,155	$446,459	$34,200,992	$3,216,087	$704,087
Receivables:
Due from Pacific Life Insurance Company	8,142	948	13,776	1,625	658	542	106

Total Assets	30,022,879	2,833,792	29,332,931	448,084	34,201,650	3,216,629	704,193

LIABILITIES
Payables:
Fund shares purchased	8,073	945	13,776	1,625	658	542	106
Other	—	—	4	—	153	1	1

Total Liabilities	8,073	945	13,780	1,625	811	543	107

NET ASSETS	$30,014,806	$2,832,847	$29,319,151	$446,459	$34,200,839	$3,216,086	$704,086

Units Outstanding	2,063,275	249,715	2,816,935	43,491	3,949,389	290,035	78,958

Accumulation Unit Value	$14.55	$11.34	$10.41	$10.27	$8.66	$11.09	$8.92

Cost of Investments	$28,300,218	$3,088,156	$31,272,366	$469,970	$41,447,155	$2,674,087	$672,582

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2011

	Variable Accounts
	Legg Mason	Legg Mason
	ClearBridge Variable	ClearBridge Variable	Lord Abbett	MFS New	MFS	PIMCO Global	Royce
	Aggressive	Mid Cap	Fundamental	Discovery Series	Utilities Series	Multi-Asset —	Micro-Cap
	Growth — Class II	Core — Class II	Equity Class VC	Service Class	Service Class	Advisor Class	Service Class

ASSETS
Investments in mutual funds, at value	$1,452,622	$5,820,622	$14,785,262	$4,951,986	$17,659,911	$13,097,647	$1,324,826
Receivables:
Due from Pacific Life Insurance Company	34,917	32,439	83,693	37,638	5,707	31,539	21,253

Total Assets	1,487,539	5,853,061	14,868,955	4,989,624	17,665,618	13,129,186	1,346,079

LIABILITIES
Payables:
Fund shares purchased	34,917	32,439	83,693	37,637	5,691	31,539	21,253
Other	1	7	—	—	—	2	—

Total Liabilities	34,918	32,446	83,693	37,637	5,691	31,541	21,253

NET ASSETS	$1,452,621	$5,820,615	$14,785,262	$4,951,987	$17,659,927	$13,097,645	$1,324,826

Units Outstanding	147,141	580,239	1,451,784	433,543	1,587,426	1,431,608	130,318

Accumulation Unit Value	$9.87	$10.03	$10.18	$11.42	$11.12	$9.15	$10.17

Cost of Investments	$1,485,297	$5,261,414	$15,552,837	$6,036,895	$15,780,882	$14,008,860	$1,534,938

			Van Eck
	T. Rowe Price	T. Rowe Price	VIP Global
	Blue Chip	Equity	Hard Assets
	Growth — II	Income — II	Initial Class

ASSETS
Investments in mutual funds, at value	$15,537,770	$42,945,562	$64,362,985
Receivables:
Due from Pacific Life Insurance Company	64,903	28,453	43,958

Total Assets	15,602,673	42,974,015	64,406,943

LIABILITIES
Payables:
Fund shares purchased	64,899	28,453	43,958
Other	—	46	10

Total Liabilities	64,899	28,499	43,968

NET ASSETS	$15,537,774	$42,945,516	$64,362,975

Units Outstanding	1,231,464	3,755,291	2,705,878

Accumulation Unit Value	$12.62	$11.44	$23.79

Cost of Investments	$14,490,235	$40,005,175	$63,716,819

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Inflation	Managed
	Management	Bond	Rate Loan	Bond	Managed	Protected(1)	Bond

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$4,347,128	$2,248,813	$10,304,305	$9,271,387	$34,794	$21,594,450

Net Investment Income	—	4,347,128	2,248,813	10,304,305	9,271,387	34,794	21,594,450

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(192,128)	2,372,722	513,024	8,910,643	5,625,848	3,923	8,034,030
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	8,488,427	22,196	15,950,726

Realized Gain (Loss)	(192,128)	2,372,722	513,024	8,910,643	14,114,275	26,119	23,984,756

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	191,225	(4,935,641)	(2,399,714)	(16,065,936)	(4,595,484)	(34,436)	(29,012,998)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($903)	$1,784,209	$362,123	$3,149,012	$18,790,178	$26,477	$16,566,208

	Short Duration	American Funds	American Funds		Dividend	Equity	Focused
	Bond	Growth	Growth-Income	Comstock	Growth	Index	30

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,803,440	$113,452	$381,800	$2,891,135	$1,079,219	$11,791,426	$—

Net Investment Income	1,803,440	113,452	381,800	2,891,135	1,079,219	11,791,426	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	485,544	(5,327,445)	(9,265,048)	(7,336,159)	(7,519,971)	14,154,263	(3,239,240)
Capital gain distributions from affiliated mutual fund investments	—	—	—	475,054	2,287,500	—	—

Realized Gain (Loss)	485,544	(5,327,445)	(9,265,048)	(6,861,105)	(5,232,471)	14,154,263	(3,239,240)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(1,719,679)	3,080,221	8,175,555	3,815,462	5,442,561	(17,560,797)	(266,566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$569,305	($2,133,772)	($707,693)	($154,508)	$1,289,309	$8,384,892	($3,505,806)

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,788,831	$—	$6,575,985	$599,031	$1,793,418	$904,024	$—

Net Investment Income	1,788,831	—	6,575,985	599,031	1,793,418	904,024	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	11,307,982	(10,717,937)	(6,083,237)	(203,222)	869,760	(14,377,949)	2,030,515
Capital gain distributions from affiliated mutual fund investments	6,688,565	6,416,615	545,763	3,181,845	12,939,498	18,611,486	3,696,293

Realized Gain (Loss)	17,996,547	(4,301,322)	(5,537,474)	2,978,623	13,809,258	4,233,537	5,726,808

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(29,914,674)	5,250,331	4,895,947	(3,428,900)	(15,219,458)	(10,531,849)	(8,271,653)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,129,296)	$949,009	$5,934,458	$148,754	$383,218	($5,394,288)	($2,544,845)

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Value	Equity	Growth	Index	Value	Sciences	Estate

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,263,966	$674,240	$—	$1,075,046	$1,318,156	$—	$—

Net Investment Income	1,263,966	674,240	—	1,075,046	1,318,156	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	592,934	437,386	(1,488,252)	(8,342,532)	(3,430,396)	1,305,810	(5,946,501)
Capital gain distributions from affiliated mutual fund investments	4,673,864	4,644,416	5,259,558	—	8,960,946	1,478,660	2,873,766

Realized Gain (Loss)	5,266,798	5,081,802	3,771,306	(8,342,532)	5,530,550	2,784,470	(3,072,735)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(6,551,284)	(6,129,422)	(4,585,333)	(554,394)	(5,489,902)	(547,421)	8,844,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($20,520)	($373,380)	($814,027)	($7,821,880)	$1,358,804	$2,237,049	$5,772,064

							Pacific
							Dynamix -
		Emerging	International	International	International	American Funds	Conservative
	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$2,866,905	$8,032,956	$2,147,199	$11,209,450	$196,021	$46,601

Net Investment Income	—	2,866,905	8,032,956	2,147,199	11,209,450	196,021	46,601

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	1,059,806	(8,605,522)	(22,255,711)	704,786	(14,548,308)	437,510	57,467
Capital gain distributions from affiliated mutual fund investments	3,220,563	—	—	—	—	88,938	96,134

Realized Gain (Loss)	4,280,369	(8,605,522)	(22,255,711)	704,786	(14,548,308)	526,448	153,601

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(5,139,754)	(21,078,605)	5,330,994	(3,603,754)	(11,889,207)	(680,616)	(145,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($859,385)	($26,817,222)	($8,891,761)	($751,769)	($15,228,065)	$41,853	$54,264

	Pacific			Portfolio			Portfolio
	Dynamix -	Pacific	Portfolio	Optimization	Portfolio	Portfolio	Optimization
	Moderate	Dynamix -	Optimization	Moderate-	Optimization	Optimization	Aggressive-
	Growth	Growth	Conservative(1)	Conservative(1)	Moderate(1)	Growth(1)	Growth(1)

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$130,980	$123,790	$191,559	$376,666	$1,275,891	$1,289,185	$427,428

Net Investment Income	130,980	123,790	191,559	376,666	1,275,891	1,289,185	427,428

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	50,658	46,931	(18,776)	(54,384)	(155,734)	(664,268)	(381,634)
Capital gain distributions from affiliated mutual fund investments	95,369	135,396	2,333	—	—	—	—

Realized Gain (Loss)	146,027	182,327	(16,443)	(54,384)	(155,734)	(664,268)	(381,634)

CHANGE IN NET UNREALIZED DEPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	(231,016)	(495,670)	(25,288)	(704,754)	(5,067,725)	(9,875,442)	(5,312,350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,991	($189,553)	$149,828	($382,472)	($3,947,568)	($9,250,525)	($5,266,556)

(1) Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$1,912,524	$—	$—	$70,884	$203,438	$1,060,094	$398,927

Net Investment Income	1,912,524	—	—	70,884	203,438	1,060,094	398,927

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(6,349,738)	(487,374)	(468,643)	(697,117)	275,003	1,322,056	(1,170,176)
Capital gain distributions from mutual fund investments	—	—	4,250,074	—	—	1,141,117	—

Realized Gain (Loss)	(6,349,738)	(487,374)	3,781,431	(697,117)	275,003	2,463,173	(1,170,176)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(3,840,637)	201,254	(6,626,511)	(37,731)	(775,821)	(5,349,407)	(760,253)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($8,277,851)	($286,120)	($2,845,080)	($663,964)	($297,380)	($1,826,140)	($1,531,502)

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$15,096	$35,633	$55,097	$75,668	$81,296	$47,732	$6,394

Net Investment Income	15,096	35,633	55,097	75,668	81,296	47,732	6,394

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	11,300	91,807	190,638	130,414	(89,742)	59,812	432,048
Capital gain distributions from mutual fund investments	3,612	9,831	15,152	14,482	13,973	7,458	13,876

Realized Gain (Loss)	14,912	101,638	205,790	144,896	(75,769)	67,270	445,924

CHANGE IN NET UNREALIZED DEPRECIATION ON MUTUAL FUND INVESTMENTS	(19,787)	(171,189)	(281,350)	(304,522)	(114,254)	(210,371)	(673,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,221	($33,918)	($20,463)	($83,958)	($108,727)	($95,369)	($220,804)

							Lazard
			Templeton				Retirement
	Fidelity VIP	Fidelity VIP	Global Bond	GE Investments			U.S. Strategic
	Mid Cap	Value Strategies	Securities	Total Return	Overseas	Enterprise	Equity
	Service Class 2	Service Class 2	Class 2	Class 3	Service Class	Service Class	Service Class

INVESTMENT INCOME
Dividends from mutual fund investments	$7,420	$23,208	$1,278,998	$7,073	$182,577	$—	$6,910

Net Investment Income	7,420	23,208	1,278,998	7,073	182,577	—	6,910

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(607,935)	412,938	120,497	6,124	3,280,246	287,767	34,511
Capital gain distributions from mutual fund investments	58,296	—	148,737	—	480,232	—	—

Realized Gain (Loss)	(549,639)	412,938	269,234	6,124	3,760,478	287,767	34,511

CHANGE IN NET UNREALIZED DEPRECIATION ON MUTUAL FUND INVESTMENTS	(3,327,016)	(890,165)	(2,467,148)	(29,115)	(21,247,438)	(334,151)	(42,274)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($3,869,235)	($454,019)	($918,916)	($15,918)	($17,304,383)	($46,384)	($853)

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

	Variable Accounts
	Legg Mason	Legg Mason
	ClearBridge Variable	ClearBridge Variable	Lord Abbett	MFS New	MFS	PIMCO Global	Royce
	Aggressive	Mid Cap	Fundamental	Discovery Series	Utilities Series	Multi-Asset —	Micro-Cap
	Growth — Class II	Core — Class II	Equity Class VC	Service Class	Service Class	Advisor Class(1)	Service Class

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$—	$30,618	$—	$522,312	$89,644	$34,730

Net Investment Income	—	—	30,618	—	522,312	89,644	34,730

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	90,465	528,901	63,232	778,281	279,541	(15,207)	52,570
Capital gain distributions from mutual fund investments	—	—	497,520	930,673	—	113,666	—

Realized Gain	90,465	528,901	560,752	1,708,954	279,541	98,459	52,570

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(136,668)	(646,227)	(977,294)	(2,532,626)	179,397	(911,213)	(300,504)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($46,203)	($117,326)	($385,924)	($823,672)	$981,250	($723,110)	($213,204)

			Van Eck
	T. Rowe Price	T. Rowe Price	VIP Global
	Blue Chip	Equity	Hard Assets
	Growth — II	Income — II	Initial Class

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$689,279	$909,188

Net Investment Income	—	689,279	909,188

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,047,184	(1,421,274)	(181,880)
Capital gain distributions from mutual fund investments	—	—	973,517

Realized Gain (Loss)	1,047,184	(1,421,274)	791,637

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(819,104)	197,011	(14,736,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$228,080	($534,984)	($13,035,274)

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Cash Management		Diversified Bond		Floating Rate Loan

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$13,494	$4,347,128	$1,305,632	$2,248,813	$765,056
Realized gain (loss)	(192,128)	(623,909)	2,372,722	(123,822)	513,024	(1,008,746)
Change in net unrealized appreciation (depreciation) on investments	191,225	463,670	(4,935,641)	1,818,408	(2,399,714)	1,378,564

Net Increase (Decrease) in Net Assets Resulting from Operations	(903)	(146,745)	1,784,209	3,000,218	362,123	1,134,874

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	122,085,166	107,493,660	2,912,086	4,548,183	865,233	1,447,669
Transfers between variable and fixed accounts, net	(53,066,742)	(95,699,203)	(31,639,161)	14,603,050	(9,379,091)	2,418,444
Policy maintenance charges	(21,709,246)	(24,987,497)	(2,155,834)	(3,281,498)	(847,183)	(1,221,440)
Policy benefits and terminations	(42,058,492)	(51,211,679)	(1,638,279)	(2,490,736)	(776,934)	(1,624,877)
Other	(3,421,415)	(1,219,158)	(260,800)	(467,470)	(78,002)	(171,836)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,829,271	(65,623,877)	(32,781,988)	12,911,529	(10,215,977)	847,960

NET INCREASE (DECREASE) IN NET ASSETS	1,828,368	(65,770,622)	(30,997,779)	15,911,747	(9,853,854)	1,982,834

NET ASSETS
Beginning of Year	227,712,157	293,482,779	45,938,881	30,027,134	16,743,085	14,760,251

End of Year	$229,540,525	$227,712,157	$14,941,102	$45,938,881	$6,889,231	$16,743,085

	High Yield Bond		Inflation Managed		Inflation Protected(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,304,305	$6,847,221	$9,271,387	$3,659,261	$34,794
Realized gain (loss)	8,910,643	(350,586)	14,114,275	(1,768,439)	26,119
Change in net unrealized appreciation (depreciation) on investments	(16,065,936)	5,356,043	(4,595,484)	13,368,757	(34,436)

Net Increase in Net Assets Resulting from Operations	3,149,012	11,852,678	18,790,178	15,259,579	26,477

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,636,552	5,920,766	10,259,900	14,636,251	39,917
Transfers between variable and fixed accounts, net	(7,135,640)	(7,896,136)	(46,772,412)	15,536,787	1,269,914
Policy maintenance charges	(4,856,858)	(5,494,310)	(8,817,248)	(12,045,988)	(21,436)
Policy benefits and terminations	(3,488,824)	(7,463,392)	(6,932,626)	(26,405,288)	(32,598)
Other	(536,675)	(962,180)	(769,030)	(1,332,317)	269

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,381,445)	(15,895,252)	(53,031,416)	(9,610,555)	1,256,066

NET INCREASE (DECREASE) IN NET ASSETS	(7,232,433)	(4,042,574)	(34,241,238)	5,649,024	1,282,543

NET ASSETS
Beginning of Year or Period	93,159,865	97,202,439	180,867,220	175,218,196	—

End of Year or Period	$85,927,432	$93,159,865	$146,625,982	$180,867,220	$1,282,543

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Managed Bond		Short Duration Bond		American Funds Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,594,450	$15,592,563	$1,803,440	$887,142	$113,452	$1,666
Realized gain (loss)	23,984,756	2,049,823	485,544	(419,048)	(5,327,445)	(14,748,531)
Change in net unrealized appreciation (depreciation) on investments	(29,012,998)	20,253,338	(1,719,679)	1,311,910	3,080,221	24,715,313

Net Increase (Decrease) in Net Assets Resulting from Operations	16,566,208	37,895,724	569,305	1,780,004	(2,133,772)	9,968,448

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	23,443,552	25,068,454	4,443,997	4,837,009	5,782,057	6,710,467
Transfers between variable and fixed accounts, net	(116,491,442)	63,541,440	(8,043,316)	21,934,707	(15,828,383)	(1,274,372)
Policy maintenance charges	(21,298,870)	(25,457,483)	(3,164,418)	(3,972,701)	(3,939,664)	(4,415,217)
Policy benefits and terminations	(18,662,900)	(83,215,864)	(4,503,929)	(8,085,558)	(2,652,582)	(3,082,554)
Other	(3,386,743)	(2,435,397)	(88,527)	(561,242)	(169,563)	(293,945)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(136,396,403)	(22,498,850)	(11,356,193)	14,152,215	(16,808,135)	(2,355,621)

NET INCREASE (DECREASE) IN NET ASSETS	(119,830,195)	15,396,874	(10,786,888)	15,932,219	(18,941,907)	7,612,827

NET ASSETS
Beginning of Year	467,929,988	452,533,114	60,769,943	44,837,724	66,985,476	59,372,649

End of Year	$348,099,793	$467,929,988	$49,983,055	$60,769,943	$48,043,569	$66,985,476

	American Funds Growth-Income		Comstock		Dividend Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$381,800	$3	$2,891,135	$712,207	$1,079,219	$377,647
Realized loss	(9,265,048)	(4,220,196)	(6,861,105)	(5,321,190)	(5,232,471)	(1,545,726)
Change in net unrealized appreciation on investments	8,175,555	10,158,441	3,815,462	12,915,425	5,442,561	5,118,978

Net Increase (Decrease) in Net Assets Resulting from Operations	(707,693)	5,938,248	(154,508)	8,306,442	1,289,309	3,950,899

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,127,292	6,733,228	4,331,091	6,520,619	3,080,441	3,829,831
Transfers between variable and fixed accounts, net	(20,026,200)	(6,408,355)	(32,837,870)	(7,819,275)	(14,363,271)	6,696,577
Policy maintenance charges	(3,588,980)	(4,655,160)	(3,146,054)	(4,667,331)	(2,521,136)	(3,033,881)
Policy benefits and terminations	(2,477,070)	(2,920,344)	(2,381,737)	(4,048,497)	(1,799,787)	(1,823,824)
Other	(176,539)	(502,381)	(210,649)	(273,484)	(262,555)	(224,726)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(21,141,497)	(7,753,012)	(34,245,219)	(10,287,968)	(15,866,308)	5,443,977

NET INCREASE (DECREASE) IN NET ASSETS	(21,849,190)	(1,814,764)	(34,399,727)	(1,981,526)	(14,576,999)	9,394,876

NET ASSETS
Beginning of Year	58,132,621	59,947,385	61,251,900	63,233,426	44,378,646	34,983,770

End of Year	$36,283,431	$58,132,621	$26,852,173	$61,251,900	$29,801,647	$44,378,646

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Equity Index		Focused 30		Growth LT

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,791,426	$8,120,888	$—	$—	$1,788,831	$2,099,225
Realized gain (loss)	14,154,263	3,904,968	(3,239,240)	(2,933,702)	17,996,547	2,845,519
Change in net unrealized appreciation (depreciation) on investments	(17,560,797)	46,020,281	(266,566)	6,210,787	(29,914,674)	15,450,990

Net Increase (Decrease) in Net Assets Resulting from Operations	8,384,892	58,046,137	(3,505,806)	3,277,085	(10,129,296)	20,395,734

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	26,287,417	31,357,133	2,718,694	2,960,897	12,946,123	15,501,848
Transfers between variable and fixed accounts, net	(26,113,539)	(38,800,760)	(6,573,299)	1,535,206	(24,848,780)	(3,106,183)
Policy maintenance charges	(23,430,615)	(26,111,518)	(2,132,096)	(2,429,133)	(11,511,208)	(14,340,637)
Policy benefits and terminations	(32,047,277)	(26,927,928)	(1,386,665)	(962,878)	(12,154,573)	(19,656,152)
Other	326,794	(2,304,788)	(123,630)	(302,609)	(881,834)	(1,200,369)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(54,977,220)	(62,787,861)	(7,496,996)	801,483	(36,450,272)	(22,801,493)

NET INCREASE (DECREASE) IN NET ASSETS	(46,592,328)	(4,741,724)	(11,002,802)	4,078,568	(46,579,568)	(2,405,759)

NET ASSETS
Beginning of Year	431,802,329	436,544,053	38,834,565	34,755,997	197,865,242	200,271,001

End of Year	$385,210,001	$431,802,329	$27,831,763	$38,834,565	$151,285,674	$197,865,242

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$6,575,985	$1,885,755	$599,031	$218,718
Realized gain (loss)	(4,301,322)	(2,822,618)	(5,537,474)	(1,691,016)	2,978,623	(327,711)
Change in net unrealized appreciation (depreciation) on investments	5,250,331	9,946,280	4,895,947	10,651,893	(3,428,900)	3,239,819

Net Increase in Net Assets Resulting from Operations	949,009	7,123,662	5,934,458	10,846,632	148,754	3,130,826

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,402,657	5,982,933	8,290,561	11,611,732	1,687,003	3,096,425
Transfers between variable and fixed accounts, net	(19,959,490)	(719,841)	(46,797,857)	(1,302,283)	(23,536,599)	2,404,345
Policy maintenance charges	(3,666,030)	(4,668,135)	(6,977,488)	(9,444,765)	(1,135,142)	(2,035,279)
Policy benefits and terminations	(3,060,092)	(3,569,527)	(6,063,477)	(7,608,841)	(937,016)	(1,389,483)
Other	(410,006)	(501,020)	(887,772)	(853,846)	(121,198)	(264,998)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(22,692,961)	(3,475,590)	(52,436,033)	(7,598,003)	(24,042,952)	1,811,010

NET INCREASE (DECREASE) IN NET ASSETS	(21,743,952)	3,648,072	(46,501,575)	3,248,629	(23,894,198)	4,941,836

NET ASSETS
Beginning of Year	55,384,511	51,736,439	128,066,111	124,817,482	28,741,857	23,800,021

End of Year	$33,640,559	$55,384,511	$81,564,536	$128,066,111	$4,847,659	$28,741,857

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Main Street Core		Mid-Cap Equity		Mid-Cap Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,793,418	$1,274,309	$904,024	$1,207,256	$—	$101,421
Realized gain (loss)	13,809,258	2,548,741	4,233,537	(7,337,627)	5,726,808	(3,076,480)
Change in net unrealized appreciation (depreciation) on investments	(15,219,458)	15,347,351	(10,531,849)	33,018,630	(8,271,653)	18,371,723

Net Increase (Decrease) in Net Assets Resulting from Operations	383,218	19,170,401	(5,394,288)	26,888,259	(2,544,845)	15,396,664

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,304,808	9,578,199	8,578,727	11,294,027	4,395,350	5,124,657
Transfers between variable and fixed accounts, net	(21,605,711)	51,579,126	(29,286,612)	(10,735,336)	(16,797,919)	(698,144)
Policy maintenance charges	(10,188,065)	(8,616,519)	(7,090,680)	(9,110,287)	(3,636,946)	(4,398,888)
Policy benefits and terminations	(9,463,781)	(10,117,633)	(6,200,344)	(10,400,700)	(3,158,674)	(6,970,692)
Other	(434,634)	(322,994)	(993,427)	(961,909)	(287,770)	(598,803)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(30,387,383)	42,100,179	(34,992,336)	(19,914,205)	(19,485,959)	(7,541,870)

NET INCREASE (DECREASE) IN NET ASSETS	(30,004,165)	61,270,580	(40,386,624)	6,974,054	(22,030,804)	7,854,794

NET ASSETS
Beginning of Year	170,543,917	109,273,337	133,930,971	126,956,917	61,143,719	53,288,925

End of Year	$140,539,752	$170,543,917	$93,544,347	$133,930,971	$39,112,915	$61,143,719

	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,263,966	$218,315	$674,240	$172,154	$—	$—
Realized gain (loss)	5,266,798	817,848	5,081,802	(28,507)	3,771,306	(38,159)
Change in net unrealized appreciation (depreciation) on investments	(6,551,284)	2,910,086	(6,129,422)	4,164,746	(4,585,333)	8,929,482

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,520)	3,946,249	(373,380)	4,308,393	(814,027)	8,891,323

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,390,977	2,303,328	1,975,003	2,741,189	2,825,408	3,480,668
Transfers between variable and fixed accounts, net	(16,642,075)	1,811,002	(17,172,236)	5,052,734	(10,013,634)	(967,969)
Policy maintenance charges	(950,808)	(1,531,745)	(1,250,305)	(1,822,515)	(2,227,020)	(2,722,638)
Policy benefits and terminations	(641,866)	(1,245,430)	(1,049,210)	(1,275,970)	(2,181,682)	(5,240,517)
Other	(96,245)	(156,299)	(304,736)	(254,217)	(307,386)	(292,573)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(16,940,017)	1,180,856	(17,801,484)	4,441,221	(11,904,314)	(5,743,029)

NET INCREASE (DECREASE) IN NET ASSETS	(16,960,537)	5,127,105	(18,174,864)	8,749,614	(12,718,341)	3,148,294

NET ASSETS
Beginning of Year	22,737,491	17,610,386	27,952,549	19,202,935	42,009,117	38,860,823

End of Year	$5,776,954	$22,737,491	$9,777,685	$27,952,549	$29,290,776	$42,009,117

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Small-Cap Index		Small-Cap Value		Health Sciences

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,075,046	$1,482,111	$1,318,156	$1,145,736	$—	$—
Realized gain (loss)	(8,342,532)	(9,742,303)	5,530,550	(3,912,063)	2,784,470	(897,632)
Change in net unrealized appreciation (depreciation) on investments	(554,394)	49,734,466	(5,489,902)	15,605,145	(547,421)	4,623,300

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,821,880)	41,474,274	1,358,804	12,838,818	2,237,049	3,725,668

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,593,942	10,897,091	4,839,937	4,794,332	1,448,276	1,373,502
Transfers between variable and fixed accounts, net	(10,161,658)	(11,973,084)	(8,164,737)	(7,926,306)	329,046	(278,437)
Policy maintenance charges	(9,793,394)	(10,637,062)	(3,332,783)	(3,683,014)	(1,222,115)	(1,256,568)
Policy benefits and terminations	(12,542,329)	(11,076,162)	(2,845,193)	(5,113,595)	(692,635)	(3,423,825)
Other	(582,092)	(470,594)	(310,283)	(705,508)	(300,484)	(125,638)

Net Decrease in Net Assets Derived from Policy Transactions	(23,485,531)	(23,259,811)	(9,813,059)	(12,634,091)	(437,912)	(3,710,966)

NET INCREASE (DECREASE) IN NET ASSETS	(31,307,411)	18,214,463	(8,454,255)	204,727	1,799,137	14,702

NET ASSETS
Beginning of Year	194,874,422	176,659,959	59,962,794	59,758,067	19,987,434	19,972,732

End of Year	$163,567,011	$194,874,422	$51,508,539	$59,962,794	$21,786,571	$19,987,434

	Real Estate		Technology		Emerging Markets

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$956,452	$—	$—	$2,866,905	$1,724,554
Realized gain (loss)	(3,072,735)	(15,711,821)	4,280,369	(2,262,520)	(8,605,522)	(9,067,176)
Change in net unrealized appreciation (depreciation) on investments	8,844,799	33,270,658	(5,139,754)	4,914,014	(21,078,605)	44,081,334

Net Increase (Decrease) in Net Assets Resulting from Operations	5,772,064	18,515,289	(859,385)	2,651,494	(26,817,222)	36,738,712

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,235,431	5,669,635	1,262,163	1,206,247	9,103,076	9,785,612
Transfers between variable and fixed accounts, net	4,539,498	(4,888,454)	(1,821,080)	2,007,157	(34,920,151)	13,168,090
Policy maintenance charges	(4,203,137)	(4,787,003)	(1,210,800)	(1,242,235)	(7,128,496)	(8,624,559)
Policy benefits and terminations	(3,375,144)	(3,931,835)	(673,257)	(2,613,690)	(6,148,954)	(11,161,995)
Other	(406,866)	(909,656)	(112,405)	(122,684)	(677,046)	(1,656,723)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,789,782	(8,847,313)	(2,555,379)	(765,205)	(39,771,571)	1,510,425

NET INCREASE (DECREASE) IN NET ASSETS	7,561,846	9,667,976	(3,414,764)	1,886,289	(66,588,793)	38,249,137

NET ASSETS
Beginning of Year	74,548,737	64,880,761	16,210,246	14,323,957	181,108,915	142,859,778

End of Year	$82,110,583	$74,548,737	$12,795,482	$16,210,246	$114,520,122	$181,108,915

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	International Large-Cap		International Small-Cap		International Value

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,032,956	$1,435,123	$2,147,199	$521,433	$11,209,450	$3,904,598
Realized gain (loss)	(22,255,711)	(12,575,662)	704,786	(2,948,565)	(14,548,308)	(7,621,588)
Change in net unrealized appreciation (depreciation) on investments	5,330,994	23,619,346	(3,603,754)	7,214,577	(11,889,207)	6,530,711

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,891,761)	12,478,807	(751,769)	4,787,445	(15,228,065)	2,813,721

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,283,981	11,554,717	1,655,873	2,554,678	9,979,239	12,818,542
Transfers between variable and fixed accounts, net	(3,996,347)	4,686,927	(14,674,977)	(1,503,096)	(19,589,683)	(14,254,835)
Policy maintenance charges	(7,856,792)	(9,501,903)	(1,098,883)	(1,698,206)	(7,693,531)	(9,858,059)
Policy benefits and terminations	(5,421,094)	(26,076,894)	(860,186)	(3,125,892)	(7,902,823)	(9,943,791)
Other	(574,480)	(1,306,905)	(119,232)	(167,896)	(447,375)	(962,153)

Net Decrease in Net Assets Derived from Policy Transactions	(8,564,732)	(20,644,058)	(15,097,405)	(3,940,412)	(25,654,173)	(22,200,296)

NET INCREASE (DECREASE) IN NET ASSETS	(17,456,493)	(8,165,251)	(15,849,174)	847,033	(40,882,238)	(19,386,575)

NET ASSETS
Beginning of Year	139,522,721	147,687,972	22,983,265	22,136,232	144,944,635	164,331,210

End of Year	$122,066,228	$139,522,721	$7,134,091	$22,983,265	$104,062,397	$144,944,635

	American Funds		Pacific Dynamix —		Pacific Dynamix —
	Asset Allocation		Conservative Growth		Moderate Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$196,021	$—	$46,601	$26,012	$130,980	$50,213
Realized gain	526,448	213,277	153,601	43,078	146,027	72,917
Change in net unrealized appreciation (depreciation) on investments	(680,616)	346,719	(145,938)	69,292	(231,016)	129,633

Net Increase in Net Assets Resulting from Operations	41,853	559,996	54,264	138,382	45,991	252,763

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	755,701	277,152	98,525	83,865	369,742	326,099
Transfers between variable and fixed accounts, net	1,331,790	1,016,989	761,740	942,980	2,601,743	2,028,514
Policy maintenance charges	(417,767)	(231,327)	(97,216)	(74,209)	(240,777)	(113,537)
Policy benefits and terminations	(156,492)	(40,145)	(483,335)	(24,881)	(304,693)	(3,385)
Other	(38,132)	(4,836)	(106,049)	(304)	(5,929)	(8,229)

Net Increase in Net Assets Derived from Policy Transactions	1,475,100	1,017,833	173,665	927,451	2,420,086	2,229,462

NET INCREASE IN NET ASSETS	1,516,953	1,577,829	227,929	1,065,833	2,466,077	2,482,225

NET ASSETS
Beginning of Year	4,074,039	2,496,210	1,572,701	506,868	3,305,173	822,948

End of Year	$5,590,992	$4,074,039	$1,800,630	$1,572,701	$5,771,250	$3,305,173

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2011
			Portfolio Optimization	Portfolio Optimization
	Pacific Dynamix - Growth		Conservative(1)	Moderate-Conservative(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$123,790	$49,011	$191,559	$376,666
Realized gain (loss)	182,327	220,841	(16,443)	(54,384)
Change in net unrealized appreciation (depreciation) on investments	(495,670)	146,159	(25,288)	(704,754)

Net Increase (Decrease) in Net Assets Resulting from Operations	(189,553)	416,011	149,828	(382,472)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	702,041	214,958	856,285	2,285,582
Transfers between variable and fixed accounts, net	2,943,100	2,319,689	22,503,628	50,373,719
Policy maintenance charges	(294,813)	(107,014)	(805,225)	(1,823,288)
Policy benefits and terminations	(221,640)	(48,771)	(523,640)	(853,726)
Other	(8,279)	18,952	(127,147)	(40,648)

Net Increase in Net Assets Derived from Policy Transactions	3,120,409	2,397,814	21,903,901	49,941,639

NET INCREASE IN NET ASSETS	2,930,856	2,813,825	22,053,729	49,559,167

NET ASSETS
Beginning of Year or Period	4,320,166	1,506,341	—	—

End of Year or Period	$7,251,022	$4,320,166	$22,053,729	$49,559,167

	Portfolio Optimization		Portfolio Optimization	Portfolio Optimization
	Moderate(1)		Growth(1)	Aggressive-Growth(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,275,891		$1,289,185	$427,428
Realized loss	(155,734)		(664,268)	(381,634)
Change in net unrealized depreciation on investments	(5,067,725)		(9,875,442)	(5,312,350)

Net Decrease in Net Assets Resulting from Operations	(3,947,568)		(9,250,525)	(5,266,556)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,691,152		14,627,774	5,714,422
Transfers between variable and fixed accounts, net	194,978,486		253,333,525	99,634,744
Policy maintenance charges	(7,276,271)		(9,402,837)	(4,199,251)
Policy benefits and terminations	(6,308,645)		(7,403,320)	(1,926,756)
Other	(541,453)		(776,150)	(390,648)

Net Increase in Net Assets Derived from Policy Transactions	190,543,269		250,378,992	98,832,511

NET INCREASE IN NET ASSETS	186,595,701		241,128,467	93,565,955

NET ASSETS
Beginning of Period	—		—	—

End of Period	$186,595,701		$241,128,467	$93,565,955

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	I		II		III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,912,524	$2,112,218	$—	$98,910	$—	$77,216
Realized gain (loss)	(6,349,738)	(7,904,229)	(487,374)	(2,052,885)	3,781,431	(1,939,475)
Change in net unrealized appreciation (depreciation) on investments	(3,840,637)	8,587,949	201,254	7,568,447	(6,626,511)	10,845,903

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,277,851)	2,795,938	(286,120)	5,614,472	(2,845,080)	8,983,644

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,536,310	4,305,641	2,328,387	1,826,338	2,636,195	2,360,808
Transfers between variable and fixed accounts, net	(2,465,529)	953,476	121,530	(520,340)	(1,087,213)	(4,255,208)
Policy maintenance charges	(2,792,773)	(3,256,403)	(1,472,247)	(1,540,721)	(1,716,423)	(1,830,132)
Policy benefits and terminations	(2,583,924)	(2,964,247)	(1,418,757)	(949,201)	(1,607,034)	(1,294,649)
Other	(91,288)	(541,535)	(166,480)	(633,220)	304,216	(380,514)

Net Decrease in Net Assets Derived from Policy Transactions	(3,397,204)	(1,503,068)	(607,567)	(1,817,144)	(1,470,259)	(5,399,695)

NET INCREASE (DECREASE) IN NET ASSETS	(11,675,055)	1,292,870	(893,687)	3,797,328	(4,315,339)	3,583,949

NET ASSETS
Beginning of Year	67,038,953	65,746,083	30,149,494	26,352,166	41,562,417	37,978,468

End of Year	$55,363,898	$67,038,953	$29,255,807	$30,149,494	$37,247,078	$41,562,417

			BlackRock Basic Value		BlackRock Global Allocation
	V		V.I. Class III		V.I. Class III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$70,884	$153,962	$203,438	$139,102	$1,060,094	$516,708
Realized gain (loss)	(697,117)	(2,501,565)	275,003	(958,552)	2,463,173	(494,646)
Change in net unrealized appreciation (depreciation) on investments	(37,731)	4,051,415	(775,821)	1,942,515	(5,349,407)	4,080,790

Net Increase (Decrease) in Net Assets Resulting from Operations	(663,964)	1,703,812	(297,380)	1,123,065	(1,826,140)	4,102,852

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,445,655	1,679,902	784,384	708,978	4,793,498	4,027,073
Transfers between variable and fixed accounts, net	(1,603,174)	(2,415,588)	2,374,538	3,644,525	(176,617)	9,596,980
Policy maintenance charges	(1,073,224)	(1,301,854)	(628,343)	(573,982)	(2,899,740)	(3,423,527)
Policy benefits and terminations	(1,197,958)	(776,466)	(310,140)	(3,214,020)	(3,731,416)	(3,271,069)
Other	92,055	(483,261)	(77,943)	(68,473)	(722,868)	(375,752)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,336,646)	(3,297,267)	2,142,496	497,028	(2,737,143)	6,553,705

NET INCREASE (DECREASE) IN NET ASSETS	(3,000,610)	(1,593,455)	1,845,116	1,620,093	(4,563,283)	10,656,557

NET ASSETS
Beginning of Year	21,502,371	23,095,826	10,530,254	8,910,161	49,169,377	38,512,820

End of Year	$18,501,761	$21,502,371	$12,375,370	$10,530,254	$44,606,094	$49,169,377

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Fidelity VIP Contrafund		Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$398,927	$450,372	$15,096	$13,155	$35,633	$35,573
Realized gain (loss)	(1,170,176)	(7,076,165)	14,912	43,226	101,638	65,917
Change in net unrealized appreciation (depreciation) on investments	(760,253)	13,780,296	(19,787)	(2,258)	(171,189)	40,547

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,531,502)	7,154,503	10,221	54,123	(33,918)	142,037

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,519,030	3,532,988	112,813	83,506	637,306	82,334
Transfers between variable and fixed accounts, net	1,817,577	(3,480,665)	131,853	39,537	(319,299)	963,696
Policy maintenance charges	(2,774,775)	(2,565,436)	(64,566)	(62,534)	(135,388)	(84,161)
Policy benefits and terminations	(1,755,318)	(2,551,318)	(22,532)	(30,833)	(226,239)	(22,610)
Other	(35,637)	(661,815)	96	2	(12,274)	(760)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	770,877	(5,726,246)	157,664	29,678	(55,894)	938,499

NET INCREASE (DECREASE) IN NET ASSETS	(760,625)	1,428,257	167,885	83,801	(89,812)	1,080,536

NET ASSETS
Beginning of Year	48,458,548	47,030,291	797,455	713,654	1,918,804	838,268

End of Year	$47,697,923	$48,458,548	$965,340	$797,455	$1,828,992	$1,918,804

	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$55,097	$46,884	$75,668	$48,825	$81,296	$78,448
Realized gain (loss)	205,790	39,732	144,896	56,485	(75,769)	(45,342)
Change in net unrealized appreciation (depreciation) on investments	(281,350)	125,281	(304,522)	185,610	(114,254)	417,439

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,463)	211,897	(83,958)	290,920	(108,727)	450,545

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	413,876	146,603	692,283	296,486	326,203	254,850
Transfers between variable and fixed accounts, net	529,360	899,037	945,553	928,943	336,786	1,356,334
Policy maintenance charges	(173,843)	(126,732)	(236,650)	(171,032)	(260,223)	(199,344)
Policy benefits and terminations	(424,742)	(12,790)	(138,363)	(82,391)	(173,443)	(48,226)
Other	22,642	5,027	(46,401)	888	(8,632)	(22,088)

Net Increase in Net Assets Derived from Policy Transactions	367,293	911,145	1,216,422	972,894	220,691	1,341,526

NET INCREASE IN NET ASSETS	346,830	1,123,042	1,132,464	1,263,814	111,964	1,792,071

NET ASSETS
Beginning of Year	2,528,048	1,405,006	2,599,739	1,335,925	4,194,767	2,402,696

End of Year	$2,874,878	$2,528,048	$3,732,203	$2,599,739	$4,306,731	$4,194,767

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$47,732	$32,033	$6,394	$860	$7,420	$37,805
Realized gain (loss)	67,270	239,185	445,924	(1,372,302)	(549,639)	(972,201)
Change in net unrealized appreciation (depreciation) on investments	(210,371)	88,301	(673,122)	1,862,917	(3,327,016)	8,869,825
					=
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,369)	359,519	(220,804)	491,475	(3,869,235)	7,935,429
					=
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	416,119	392,094	320,019	275,502	2,499,873	2,121,179
Transfers between variable and fixed accounts, net	655,815	(1,150,117)	1,847,484	(2,936,765)	(254,577)	(448,681)
Policy maintenance charges	(168,172)	(159,437)	(233,719)	(182,486)	(1,577,919)	(1,543,981)
Policy benefits and terminations	(295,909)	(89,197)	(101,813)	(155,917)	(1,439,956)	(1,343,947)
Other	7,375	(26,046)	(117,011)	(33,420)	(233,280)	(323,322)
					=
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	615,228	(1,032,703)	1,714,960	(3,033,086)	(1,005,859)	(1,538,752)
					=
NET INCREASE (DECREASE) IN NET ASSETS	519,859	(673,184)	1,494,156	(2,541,611)	(4,875,094)	6,396,677
					=
NET ASSETS
Beginning of Year	1,974,122	2,647,306	3,171,496	5,713,107	34,889,900	28,493,223
					=
End of Year	$2,493,981	$1,974,122	$4,665,652	$3,171,496	$30,014,806	$34,889,900

	Fidelity VIP Value Strategies		Templeton Global Bond		GE Investments
	Service Class 2		Securities Class 2(1)		Total Return Class 3(2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,208	$10,780	$1,278,998	$7,892	$7,073	$1,597
Realized gain	412,938	532,665	269,234	20,721	6,124	298
Change in net unrealized appreciation (depreciation) on investments	(890,165)	186,572	(2,467,148)	513,936	(29,115)	5,604
					=
Net Increase (Decrease) in Net Assets Resulting from Operations	(454,019)	730,017	(918,916)	542,549	(15,918)	7,499
					=
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	489,775	332,242	1,853,335	230,201	70,992	37,330
Transfers between variable and fixed accounts, net	(735,575)	1,392,889	16,025,787	13,870,288	289,739	99,015
Policy maintenance charges	(313,282)	(309,785)	(1,138,496)	(207,902)	(34,884)	(4,162)
Policy benefits and terminations	(212,194)	(308,545)	(539,270)	(98,360)	(5,926)	—
Other	(7,307)	(120,336)	(293,266)	(6,799)	2,089	685
					=
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(778,583)	986,465	15,908,090	13,787,428	322,010	132,868
					=
NET INCREASE (DECREASE) IN NET ASSETS	(1,232,602)	1,716,482	14,989,174	14,329,977	306,092	140,367
					=
NET ASSETS
Beginning of Year or Period	4,065,449	2,348,967	14,329,977	—	140,367	—
					=
End of Year or Period	$2,832,847	$4,065,449	$29,319,151	$14,329,977	$446,459	$140,367

(1)	Operations commenced on May 3, 2010.

(2)	Operations commenced on May 19, 2010.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	Overseas		Enterprise		Lazard Retirement
	Service Class		Service Class		U.S. Strategic Equity Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$182,577	$241,552	$—	$—	$6,910	$3,436
Realized gain (loss)	3,760,478	(659,604)	287,767	(331,875)	34,511	32,829
Change in net unrealized appreciation (depreciation) on investments	(21,247,438)	10,379,495	(334,151)	1,072,261	(42,274)	21,063

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,304,383)	9,961,443	(46,384)	740,386	(853)	57,328

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,186,462	2,745,739	214,001	229,064	63,853	44,245
Transfers between variable and fixed accounts, net	(3,426,011)	8,929,313	(371,733)	(753,466)	164,598	30,297
Policy maintenance charges	(1,848,871)	(1,849,163)	(187,188)	(165,597)	(37,563)	(27,349)
Policy benefits and terminations	(1,033,996)	(1,027,369)	(233,695)	(78,507)	(4,898)	(9)
Other	(71,450)	(299,868)	(24,278)	14,057	(6,490)	(2,593)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,193,866)	8,498,652	(602,893)	(754,449)	179,500	44,591

NET INCREASE (DECREASE) IN NET ASSETS	(20,498,249)	18,460,095	(649,277)	(14,063)	178,647	101,919

NET ASSETS
Beginning of Year	54,699,088	36,238,993	3,865,363	3,879,426	525,439	423,520

End of Year	$34,200,839	$54,699,088	$3,216,086	$3,865,363	$704,086	$525,439

	Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable		Lord Abbett
	Aggressive Growth — Class II		Mid Cap Core — Class II		Fundamental Equity Class VC(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$30,618	$5,355
Realized gain	90,465	40,059	528,901	370,452	560,752	18,835
Change in net unrealized appreciation (depreciation) on investments	(136,668)	60,030	(646,227)	753,288	(977,294)	209,720

Net Increase (Decrease) in Net Assets Resulting from Operations	(46,203)	100,089	(117,326)	1,123,740	(385,924)	233,910

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	111,198	76,278	324,116	240,054	297,924	33,305
Transfers between variable and fixed accounts, net	737,939	100,727	(2,018,447)	(277,542)	13,064,513	1,872,486
Policy maintenance charges	(92,163)	(59,444)	(401,290)	(395,149)	(190,611)	(20,824)
Policy benefits and terminations	(23,377)	(103,051)	(59,259)	(87,988)	(93,590)	(22,779)
Other	(1,213)	(723)	32,442	182,599	(1,518)	(1,630)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	732,384	13,787	(2,122,438)	(338,026)	13,076,718	1,860,558

NET INCREASE (DECREASE) IN NET ASSETS	686,181	113,876	(2,239,764)	785,714	12,690,794	2,094,468

NET ASSETS
Beginning of Year or Period	766,440	652,564	8,060,379	7,274,665	2,094,468	—

End of Year or Period	$1,452,621	$766,440	$5,820,615	$8,060,379	$14,785,262	$2,094,468

(1)	Operations commenced on May 12, 2010.
See Note to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010	2011	2010
	MFS New Discovery Series		MFS Utilities Series		PIMCO Global
	Service Class		Service Class		Multi-Asset — Advisor Class(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$522,312	$346,929	$89,644
Realized gain (loss)	1,708,954	625,712	279,541	(103,849)	98,459
Change in net unrealized appreciation (depreciation) on investments	(2,532,626)	998,607	179,397	1,797,486	(911,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	(823,672)	1,624,319	981,250	2,040,566	(723,110)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	492,419	447,955	566,586	476,460	304,984
Transfers between variable and fixed accounts, net	(1,619,880)	2,896,747	652,125	11,597,865	13,775,983
Policy maintenance charges	(392,395)	(234,150)	(753,942)	(585,870)	(270,649)
Policy benefits and terminations	(240,044)	(216,949)	(206,513)	(154,888)	—
Other	100,053	(142,959)	29,232	(131,167)	10,437

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,659,847)	2,750,644	287,488	11,202,400	13,820,755

NET INCREASE (DECREASE) IN NET ASSETS	(2,483,519)	4,374,963	1,268,738	13,242,966	13,097,645

NET ASSETS
Beginning of Year or Period	7,435,506	3,060,543	16,391,189	3,148,223	—

End of Year or Period	$4,951,987	$7,435,506	$17,659,927	$16,391,189	$13,097,645

	Royce Micro-Cap		T. Rowe Price		T. Rowe Price
	Service Class(2)		Blue Chip Growth — II		Equity Income — II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$34,730	$13,501	$—	$—	$689,279	$582,445
Realized gain (loss)	52,570	8,792	1,047,184	(427,545)	(1,421,274)	(1,581,815)
Change in net unrealized appreciation (depreciation) on investments	(300,504)	90,392	(819,104)	1,677,090	197,011	6,302,263

Net Increase (Decrease) in Net Assets Resulting from Operations	(213,204)	112,685	228,080	1,249,545	(534,984)	5,302,893

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	104,728	12,162	1,106,815	947,639	2,493,509	2,209,310
Transfers between variable and fixed accounts, net	663,969	817,121	5,395,509	1,632,805	610,935	10,607,927
Policy maintenance charges	(67,501)	(9,763)	(824,663)	(637,025)	(2,079,210)	(1,643,448)
Policy benefits and terminations	(51,104)	(1,000)	(324,295)	(324,527)	(1,160,317)	(705,040)
Other	(45,844)	2,577	9,336	(53,609)	25,499	(562,576)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	604,248	821,097	5,362,702	1,565,283	(109,584)	9,906,173

NET INCREASE (DECREASE) IN NET ASSETS	391,044	933,782	5,590,782	2,814,828	(644,568)	15,209,066

NET ASSETS
Beginning of Year or Period	933,782	—	9,946,992	7,132,164	43,590,084	28,381,018

End of Year or Period	$1,324,826	$933,782	$15,537,774	$9,946,992	$42,945,516	$43,590,084

(1)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).

(2)	Operations commenced on May 13, 2010.
See Note to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
	Van Eck VIP
	Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$909,188	$255,211
Realized gain (loss)	791,637	(3,870,060)
Change in net unrealized appreciation (depreciation) on investments	(14,736,099)	20,792,477

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,035,274)	17,177,628

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Payments received from policyholders	4,190,933	4,125,916
Transfers between variable and fixed accounts, net	(136,543)	(2,124,483)
Policy maintenance charges	(3,431,988)	(3,316,224)
Policy benefits and terminations	(2,122,158)	(3,556,709)
Other	(772,239)	(276,055)

Net Decrease in Net Assets Derived from Policy Transactions	(2,271,995)	(5,147,555)

NET INCREASE (DECREASE) IN NET ASSETS	(15,307,269)	12,030,073

NET ASSETS
Beginning of Year	79,670,244	67,640,171

End of Year	$64,362,975	$79,670,244

See Note to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Cash Management
2011	$23.40	9,807,833	$229,540,525	0.00%	0.00%	0.00%
2010	23.40	9,729,669	227,712,157	0.00%	0.01%	(0.05%)
2009	23.42	12,533,277	293,482,779	0.00%	0.25%	0.17%
2008	23.38	12,712,480	297,173,335	0.00%	2.15%	2.36%
2007	22.84	10,196,175	232,852,629	0.00%	4.85%	4.99%

Diversified Bond
2011	$12.84	1,163,981	$14,941,102	0.00%	14.42%	5.94%
2010	12.12	3,791,432	45,938,881	0.00%	3.22%	8.04%
2009	11.21	2,677,541	30,027,134	0.00%	3.80%	14.13%
2008	9.83	2,379,452	23,379,628	0.00%	3.84%	(7.80%)
2007	10.66	2,668,272	28,436,894	0.00%	5.09%	1.32%

Floating Rate Loan
2011	$9.49	726,283	$6,889,231	0.00%	17.98%	2.50%
2010	9.25	1,809,305	16,743,085	0.00%	4.72%	7.27%
2009	8.63	1,711,048	14,760,251	0.00%	5.08%	24.31%
2008	6.94	1,012,929	7,029,314	0.00%	6.98%	(29.28%)
05/04/2007 - 12/31/2007	9.81	962,991	9,449,518	0.00%	7.28%	(1.89%)

High Yield Bond
2011	$51.45	1,670,019	$85,927,432	0.00%	11.61%	3.42%
2010	49.75	1,872,440	93,159,865	0.00%	7.72%	14.52%
2009	43.44	2,237,443	97,202,439	0.00%	7.99%	39.87%
2008	31.06	2,132,137	66,223,004	0.00%	8.71%	(22.20%)
2007	39.92	1,924,183	76,816,614	0.00%	7.58%	2.44%

Inflation Managed
2011	$55.87	2,624,196	$146,625,982	0.00%	5.57%	11.85%
2010	49.95	3,620,675	180,867,220	0.00%	1.99%	8.78%
2009	45.92	3,815,481	175,218,196	0.00%	4.10%	20.80%
2008	38.02	4,059,495	154,324,441	0.00%	2.85%	(9.34%)
2007	41.93	4,204,544	176,308,909	0.00%	4.27%	10.14%

Inflation Protected (5)
05/03/2011 - 12/31/2011	$10.81	118,662	$1,282,543	0.00%	9.29%	8.02%

Managed Bond
2011	$56.94	6,113,636	$348,099,793	0.00%	5.13%	3.84%
2010	54.83	8,533,863	467,929,988	0.00%	3.43%	8.96%
2009	50.32	8,992,559	452,533,114	0.00%	6.81%	21.01%
2008	41.59	9,106,840	378,720,069	0.00%	4.41%	(1.71%)
2007	42.31	9,776,620	413,635,229	0.00%	4.47%	8.53%

Short Duration Bond
2011	$12.16	4,110,452	$49,983,055	0.00%	3.26%	0.87%
2010	12.05	5,041,165	60,769,943	0.00%	1.54%	3.40%
2009	11.66	3,846,075	44,837,724	0.00%	3.13%	8.66%
2008	10.73	3,900,654	41,850,977	0.00%	3.87%	(5.09%)
2007	11.31	4,049,884	45,784,334	0.00%	4.52%	4.47%

American Funds Growth
2011	$12.89	3,728,587	$48,043,569	0.00%	0.19%	(4.66%)
2010 (6)	13.51	4,956,516	66,985,476	0.00%	0.00%	18.26%
2009	11.43	5,195,477	59,372,649	0.00%	0.13%	38.86%
2008	8.23	5,627,232	46,308,882	0.00%	0.60%	(44.19%)
2007	14.74	4,288,451	63,232,628	0.00%	0.42%	11.93%

American Funds Growth-Income
2011	$11.60	3,128,493	$36,283,431	0.00%	0.80%	(2.24%)
2010 (6)	11.86	4,900,290	58,132,621	0.00%	0.00%	11.03%
2009	10.68	5,610,441	59,947,385	0.00%	1.26%	30.74%
2008	8.17	5,619,154	45,924,261	0.00%	1.41%	(38.08%)
2007	13.20	5,233,800	69,080,372	0.00%	1.31%	4.66%

Comstock
2011	$11.43	2,349,076	$26,852,173	0.00%	6.47%	(2.11%)
2010	11.68	5,245,577	61,251,900	0.00%	1.25%	15.42%
2009	10.12	6,250,352	63,233,426	0.00%	1.52%	28.68%
2008	7.86	5,767,472	45,345,266	0.00%	2.02%	(36.79%)
2007	12.44	6,703,119	83,377,663	0.00%	1.54%	(3.01%)

Dividend Growth
2011	$13.62	2,187,849	$29,801,647	0.00%	2.88%	3.27%
2010	13.19	3,364,536	44,378,646	0.00%	0.97%	10.77%
2009	11.91	2,937,995	34,983,770	0.00%	1.66%	32.40%
2008	8.99	3,700,234	33,277,837	0.00%	1.04%	(39.07%)
2007	14.76	4,824,065	71,202,866	0.00%	0.71%	1.19%

Equity Index
2011	$52.65	7,316,815	$385,210,001	0.00%	2.87%	1.82%
2010	51.70	8,351,318	431,802,329	0.00%	1.97%	14.81%
2009	45.04	9,693,106	436,544,053	0.00%	1.79%	26.36%
2008	35.64	9,749,024	347,463,802	0.00%	2.00%	(37.35%)
2007	56.89	9,701,628	551,923,775	0.00%	1.84%	5.23%

See Notes to Financial Statements	See explanation of references on SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Focused 30

2011	$12.28	2,265,926	$27,831,763	0.00%	0.00%	(9.70%)
2010	13.60	2,855,173	38,834,565	0.00%	0.00%	10.35%
2009	12.33	2,819,667	34,755,997	0.00%	0.00%	50.43%
2008	8.19	3,634,894	29,783,940	0.00%	0.05%	(50.14%)
2007	16.43	3,080,715	50,627,718	0.00%	0.43%	31.84%

Growth LT
2011	$42.58	3,552,818	$151,285,674	0.00%	1.01%	(6.06%)
2010	45.33	4,365,102	197,865,242	0.00%	1.09%	11.24%
2009	40.75	4,914,745	200,271,001	0.00%	1.07%	37.28%
2008	29.68	5,471,535	162,407,213	0.00%	0.49%	(40.95%)
2007	50.27	6,242,947	313,824,437	0.00%	0.44%	15.63%

Large-Cap Growth
2011	$7.31	4,604,383	$33,640,559	0.00%	0.00%	1.07%
2010	7.23	7,661,406	55,384,511	0.00%	0.00%	14.53%
2009	6.31	8,196,379	51,736,439	0.00%	0.06%	40.50%
2008	4.49	7,385,240	33,179,269	0.00%	0.00%	(50.47%)
2007	9.07	6,937,338	62,931,690	0.00%	0.00%	21.63%

Large-Cap Value
2011	$15.92	5,123,670	$81,564,536	0.00%	6.20%	4.72%
2010	15.20	8,424,306	128,066,111	0.00%	1.54%	9.08%
2009	13.94	8,956,147	124,817,482	0.00%	2.11%	23.13%
2008	11.32	8,744,818	98,977,865	0.00%	1.76%	(34.80%)
2007	17.36	9,143,314	158,714,149	0.00%	1.18%	3.54%

Long/Short Large-Cap
2011	$9.20	526,709	$4,847,659	0.00%	3.49%	(2.60%)
2010	9.45	3,041,545	28,741,857	0.00%	0.86%	12.22%
2009	8.42	2,826,468	23,800,021	0.00%	0.92%	27.56%
05/02/2008 - 12/31/2008	6.60	1,785,967	11,789,340	0.00%	0.97%	(35.04%)

Main Street Core
2011	$51.00	2,755,477	$140,539,752	0.00%	1.17%	0.48%
2010	50.76	3,359,667	170,543,917	0.00%	1.09%	16.14%
2009	43.71	2,500,133	109,273,337	0.00%	1.51%	29.36%
2008	33.79	2,911,427	98,370,807	0.00%	1.39%	(38.87%)
2007	55.27	3,102,111	171,459,406	0.00%	1.20%	4.40%

Mid-Cap Equity
2011	$24.64	3,795,678	$93,544,347	0.00%	0.78%	(5.40%)
2010	26.05	5,141,209	133,930,971	0.00%	0.95%	23.49%
2009	21.09	6,018,439	126,956,917	0.00%	1.12%	39.65%
2008	15.11	7,822,686	118,162,029	0.00%	1.58%	(39.00%)
2007	24.76	8,230,390	203,798,206	0.00%	0.74%	(2.15%)

Mid-Cap Growth
2011	$10.62	3,682,241	$39,112,915	0.00%	0.00%	(7.81%)
2010	11.52	5,306,875	61,143,719	0.00%	0.19%	33.32%
2009	8.64	6,166,014	53,288,925	0.00%	0.35%	59.33%
2008	5.42	5,938,701	32,212,994	0.00%	0.12%	(48.36%)
2007	10.50	6,666,596	70,025,236	0.00%	0.48%	22.92%

Mid-Cap Value
2011	$16.66	346,695	$5,776,954	0.00%	8.46%	(5.69%)
2010	17.67	1,286,973	22,737,491	0.00%	1.10%	21.20%
02/13/2009 - 12/31/2009	14.58	1,208,072	17,610,386	0.00%	1.03%	42.90%

Small-Cap Equity
2011	$16.23	602,541	$9,777,685	0.00%	3.48%	(3.38%)
2010	16.79	1,664,356	27,952,549	0.00%	0.74%	20.11%
2009	13.98	1,373,316	19,202,935	0.00%	0.79%	30.22%
2008	10.74	1,349,982	14,496,396	0.00%	0.62%	(26.11%)
2007	14.53	785,370	11,413,846	0.00%	0.24%	6.04%

Small-Cap Growth
2011	$14.88	1,968,016	$29,290,776	0.00%	0.00%	(3.10%)
2010	15.36	2,735,185	42,009,117	0.00%	0.00%	26.01%
2009	12.19	3,188,386	38,860,823	0.00%	0.00%	47.44%
2008	8.27	3,474,237	28,720,306	0.00%	0.00%	(47.11%)
2007	15.63	3,236,389	50,586,573	0.00%	0.00%	15.10%

Small-Cap Index
2011	$18.97	8,623,110	$163,567,011	0.00%	0.59%	(4.51%)
2010	19.86	9,810,313	194,874,422	0.00%	0.84%	26.42%
2009	15.71	11,242,905	176,659,959	0.00%	1.19%	28.19%
2008	12.26	12,603,955	154,492,786	0.00%	2.04%	(35.03%)
2007	18.87	14,234,769	268,559,624	0.00%	1.25%	(2.02%)

Small-Cap Value
2011	$25.94	1,985,392	$51,508,539	0.00%	2.22%	2.31%
2010	25.36	2,364,561	59,962,794	0.00%	2.04%	25.34%
2009	20.23	2,953,532	59,758,067	0.00%	2.59%	27.18%
2008	15.91	3,018,819	48,025,798	0.00%	2.59%	(28.23%)
2007	22.16	2,748,103	60,911,384	0.00%	1.85%	3.14%

See Notes to Financial Statements	See explanation of references on SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Health Sciences

2011	$19.28	1,130,211	$21,786,571	0.00%	0.00%	11.94%
2010	17.22	1,160,667	19,987,434	0.00%	0.00%	23.34%
2009	13.96	1,430,534	19,972,732	0.00%	0.12%	27.23%
2008	10.97	1,580,888	17,348,617	0.00%	1.27%	(28.16%)
2007	15.28	1,525,560	23,304,460	0.00%	0.00%	16.47%

Real Estate
2011	$40.38	2,033,634	$82,110,583	0.00%	0.00%	6.12%
2010	38.05	1,959,415	74,548,737	0.00%	1.37%	30.54%
2009	29.15	2,226,122	64,880,761	0.00%	2.08%	32.27%
2011	22.03	2,452,417	54,036,431	0.00%	3.75%	(39.99%)
2007	36.71	2,496,462	91,656,848	0.00%	1.02%	(16.16%)

Technology
2011	$6.88	1,859,232	$12,795,482	0.00%	0.00%	(4.90%)
2010	7.24	2,239,991	16,210,246	0.00%	0.00%	21.50%
2009	5.96	2,404,956	14,323,957	0.00%	0.00%	52.57%
2008	3.90	2,581,728	10,078,433	0.00%	0.10%	(51.64%)
2007	8.07	2,811,966	22,697,317	0.00%	0.05%	23.03%

Emerging Markets
2011	$33.05	3,464,655	$114,520,122	0.00%	1.95%	(17.97%)
2010	40.29	4,494,799	181,108,915	0.00%	1.14%	27.02%
2009	31.72	4,503,441	142,859,778	0.00%	0.95%	84.79%
2008	17.17	4,798,685	82,375,964	0.00%	1.48%	(47.68%)
2007	32.81	5,417,715	177,769,491	0.00%	1.16%	33.09%

International Large-Cap
2011	$10.96	11,139,700	$122,066,228	0.00%	6.20%	(10.12%)
2010	12.19	11,444,631	139,522,721	0.00%	1.10%	10.38%
2009	11.05	13,371,427	147,687,972	0.00%	1.63%	33.61%
2008	8.27	14,676,980	121,327,391	0.00%	2.16%	(35.35%)
2007	12.79	15,067,071	192,663,328	0.00%	1.58%	9.26%

International Small-Cap
2011	$8.04	887,630	$7,134,091	0.00%	13.78%	(12.27%)
2010	9.16	2,508,860	22,983,265	0.00%	2.56%	24.86%
2009	7.34	3,017,020	22,136,232	0.00%	1.53%	30.28%
2008	5.63	2,683,144	15,110,867	0.00%	2.30%	(47.84%)
2007	10.80	2,202,534	23,781,576	0.00%	1.34%	4.73%

International Value
2011	$20.77	5,009,545	$104,062,397	0.00%	8.76%	(12.90%)
2010	23.85	6,077,155	144,944,635	0.00%	2.66%	2.59%
2009	23.25	7,068,121	164,331,210	0.00%	2.21%	28.00%
2008	18.16	8,230,656	149,496,258	0.00%	2.77%	(47.78%)
2007	34.78	8,793,719	305,888,339	0.00%	2.01%	6.24%

American Funds Asset Allocation
2011	$14.68	380,895	$5,590,992	0.00%	3.60%	0.93%
2010	14.54	280,119	4,074,039	0.00%	0.00%	12.04%
02/26/2009 - 12/31/2009	12.98	192,292	2,496,210	0.00%	4.73%	36.71%

Pacific Dynamix — Conservative Growth
2011	$12.97	138,858	$1,800,630	0.00%	3.26%	2.92%
2010	12.60	124,819	1,572,701	0.00%	2.01%	10.28%
07/06/2009 - 12/31/2009	11.43	44,364	506,868	0.00%	5.68%	12.29%

Pacific Dynamix — Moderate Growth
2011	$13.45	429,098	$5,771,250	0.00%	3.19%	0.48%
2010	13.39	246,917	3,305,173	0.00%	2.56%	11.92%
05/22/2009 - 12/31/2009	11.96	68,810	822,948	0.00%	4.19%	17.75%

Pacific Dynamix — Growth
2011	$13.89	521,999	$7,251,022	0.00%	1.94%	(1.85%)
2010	14.15	305,265	4,320,166	0.00%	1.74%	13.82%
05/26/2009 - 12/31/2009	12.43	121,148	1,506,341	0.00%	1.88%	19.49%

Portfolio Optimization Conservative (5)
05/02/2011 - 12/31/2011	$9.95	2,216,948	$22,053,729	0.00%	1.74%	(0.52%)

Portfolio Optimization Moderate-Conservative (5)
05/10/2011 - 12/31/2011	$9.67	5,122,447	$49,559,167	0.00%	1.54%	(3.07%)

Portfolio Optimization Moderate (5)
05/02/2011 - 12/31/2011	$9.40	19,851,605	$186,595,701	0.00%	1.35%	(6.00%)

Portfolio Optimization Growth (5)
05/02/2011 - 12/31/2011	$9.14	26,380,395	$241,128,467	0.00%	1.03%	(8.60%)

Portfolio Optimization Aggressive-Growth (5)
05/06/2011 - 12/31/2011	$8.86	10,558,362	$93,565,955	0.00%	0.88%	(9.63%)

I
2011	$25.69	2,155,165	$55,363,898	0.00%	3.09%	(13.56%)
2010	29.72	2,255,782	67,038,953	0.00%	3.29%	4.61%
2009	28.41	2,314,197	65,746,083	0.00%	2.42%	25.28%
2008	22.68	2,613,074	59,256,956	0.00%	3.12%	(39.84%)
2007	37.70	3,147,799	118,662,254	0.00%	2.05%	8.01%

See Notes to Financial Statements	See explanation of references on SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

II
2011	$23.81	1,228,910	$29,255,807	0.00%	0.00%	(0.80%)
2010	24.00	1,256,305	30,149,494	0.00%	0.37%	23.06%
2009	19.50	1,351,335	26,352,166	0.00%	0.64%	37.40%
2008	14.19	1,546,955	21,954,840	0.00%	0.02%	(48.97%)
2007	27.81	1,388,785	38,626,287	0.00%	0.37%	22.43%

III
2011	$38.68	963,059	$37,247,078	0.00%	0.00%	(7.22%)
2010	41.69	997,020	41,562,417	0.00%	0.21%	27.00%
2009	32.82	1,157,067	37,978,468	0.00%	0.04%	48.61%
2008	22.09	1,347,597	29,764,785	0.00%	0.00%	(42.03%)
2007	38.10	1,330,308	50,686,469	0.00%	0.00%	11.92%

V
2011	$14.49	1,276,782	$18,501,761	0.00%	0.37%	(4.11%)
2010	15.11	1,422,833	21,502,371	0.00%	0.75%	9.27%
2009	13.83	1,670,010	23,095,826	0.00%	0.83%	24.58%
2008	11.10	1,829,893	20,313,595	0.00%	0.05%	(34.48%)
2007	16.94	1,446,522	24,509,629	0.00%	0.62%	5.44%

BlackRock Basic Value V.I. Class III
2011	$11.41	1,084,978	$12,375,370	0.00%	1.73%	(2.78%)
2010	11.73	897,535	10,530,254	0.00%	1.39%	12.51%
2009	10.43	854,477	8,910,161	0.00%	2.13%	30.87%
2008	7.97	678,596	5,407,138	0.00%	2.78%	(36.91%)
2007	12.63	397,583	5,021,114	0.00%	1.64%	1.53%

BlackRock Global Allocation V.I. Class III
2011	$15.26	2,923,677	$44,606,094	0.00%	2.24%	(3.64%)
2010	15.83	3,105,465	49,169,377	0.00%	1.26%	9.76%
2009	14.43	2,669,828	38,512,820	0.00%	2.18%	20.92%
2008	11.93	1,864,286	22,240,628	0.00%	2.73%	(19.67%)
2007	14.85	793,421	11,783,611	0.00%	4.57%	16.75%

Fidelity VIP Contrafund Service Class 2
2011	$13.26	3,597,347	$47,697,923	0.00%	0.80%	(2.78%)
2010	13.64	3,552,968	48,458,548	0.00%	1.03%	16.93%
2009	11.66	4,031,894	47,030,291	0.00%	1.20%	35.47%
2008	8.61	4,143,220	35,675,424	0.00%	0.82%	(42.69%)
2007	15.02	3,792,886	56,986,250	0.00%	0.91%	17.30%

Fidelity VIP Freedom Income Service Class 2
2011	$11.16	86,488	$965,340	0.00%	1.64%	1.39%
2010	11.01	72,439	797,455	0.00%	1.69%	7.25%
2009	10.26	69,529	713,654	0.00%	4.15%	14.64%
2008	8.95	39,492	353,588	0.00%	14.21%	(10.70%)
10/29/2007 - 12/31/2007	10.03	1,143	11,458	0.00%	See Note (7)	(0.35%)

Fidelity VIP Freedom 2010 Service Class 2
2011	$10.30	177,565	$1,828,992	0.00%	1.74%	(0.43%)
2010	10.34	185,488	1,918,804	0.00%	3.16%	12.55%
2009	9.19	91,200	838,268	0.00%	5.16%	23.95%
2008	7.42	53,161	394,202	0.00%	0.70%	(25.17%)
12/13/2007 - 12/31/2007	9.91	8,484	84,073	0.00%	See Note (7)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2
2011	$10.08	285,336	$2,874,878	0.00%	1.88%	(0.52%)
2010	10.13	249,617	2,528,048	0.00%	2.83%	12.79%
2009	8.98	156,467	1,405,006	0.00%	4.00%	25.02%
2008	7.18	100,154	719,351	0.00%	4.61%	(27.30%)
10/26/2007 - 12/31/2007	9.88	34,170	337,562	0.00%	See Note (7)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2
2011	$9.58	389,420	$3,732,203	0.00%	2.24%	(1.24%)
2010	9.70	267,890	2,599,739	0.00%	2.66%	14.33%
2009	8.49	157,385	1,335,925	0.00%	3.60%	28.55%
2008	6.60	115,177	760,537	0.00%	4.50%	(32.80%)
12/03/2007 - 12/31/2007	9.83	9,549	93,827	0.00%	See Note (7)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2
2011	$9.42	457,025	$4,306,731	0.00%	1.86%	(2.35%)
2010	9.65	434,697	4,194,767	0.00%	2.71%	15.47%
2009	8.36	287,505	2,402,696	0.00%	3.46%	29.79%
2008	6.44	259,035	1,667,848	0.00%	2.48%	(34.36%)
11/09/2007 - 12/31/2007	9.81	246,074	2,413,927	0.00%	See Note (7)	0.26%

Fidelity VIP Freedom 2030 Service Class 2
2011	$8.91	279,847	$2,493,981	0.00%	2.09%	(2.83%)
2010	9.17	215,248	1,974,122	0.00%	1.54%	15.89%
2009	7.91	334,513	2,647,306	0.00%	3.66%	31.18%
2008	6.03	106,664	643,494	0.00%	2.93%	(38.17%)
10/08/2007 - 12/31/2007	9.76	13,972	136,332	0.00%	See Note (7)	(2.98%)

Fidelity VIP Growth Service Class 2
2011	$12.01	388,503	$4,665,652	0.00%	0.15%	(0.03%)
2010	12.01	264,000	3,171,496	0.00%	0.03%	23.86%
2009	9.70	589,043	5,713,107	0.00%	0.21%	27.97%
2008	7.58	543,659	4,120,601	0.00%	0.69%	(47.31%)
2007	14.38	247,233	3,556,222	0.00%	0.19%	26.66%

See Notes to Financial Statements	See explanation of references on SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Fidelity VIP Mid Cap Service Class 2
2011	$14.55	2,063,275	$30,014,806	0.00%	0.02%	(10.85%)
2010	16.32	2,138,123	34,889,900	0.00%	0.12%	28.57%
2009	12.69	2,244,999	28,493,223	0.00%	0.47%	39.75%
2008	9.08	2,118,100	19,236,052	0.00%	0.24%	(39.61%)
2007	15.04	2,090,850	31,441,094	0.00%	0.48%	15.34%

Fidelity VIP Value Strategies Service Class 2
2011	$11.34	249,715	$2,832,847	0.00%	0.58%	(9.04%)
2010	12.47	325,984	4,065,449	0.00%	0.32%	26.34%
2009	9.87	237,955	2,348,967	0.00%	0.34%	57.15%
2008	6.28	218,478	1,372,358	0.00%	0.50%	(51.28%)
2007	12.89	333,286	4,297,443	0.00%	0.46%	5.44%

Templeton Global Bond Securities Class 2
2011	$10.41	2,816,935	$29,319,151	0.00%	5.51%	(0.87%)
05/03/2010 - 12/31/2010	10.50	1,364,811	14,329,977	0.00%	0.17%	5.00%

GE Investments Total Return Class 3
2011	$10.27	43,491	$446,459	0.00%	2.36%	(3.10%)
05/19/2010 - 12/31/2010	10.59	13,250	140,367	0.00%	4.60%	12.25%

Overseas Service Class
2011	$8.66	3,949,389	$34,200,839	0.00%	0.38%	(32.34%)
2010	12.80	4,273,891	54,699,088	0.00%	0.55%	25.02%
2009	10.24	3,539,855	36,238,993	0.00%	0.44%	79.07%
2008	5.72	3,223,717	18,429,844	0.00%	1.22%	(52.23%)
05/03/2007 - 12/31/2007	11.97	866,820	10,373,349	0.00%	0.69%	16.76%

Enterprise Service Class
2011	$11.09	290,035	$3,216,086	0.00%	0.00%	(1.65%)
2010	11.27	342,830	3,865,363	0.00%	0.00%	25.52%
2009	8.98	431,880	3,879,426	0.00%	0.00%	44.44%
2008	6.22	443,354	2,757,111	0.00%	0.10%	(43.86%)
05/16/2007 - 12/31/2007	11.08	82,577	914,666	0.00%	0.12%	8.83%

Lazard Retirement U.S. Strategic Equity Service Class
2011	$8.92	78,958	$704,086	0.00%	1.07%	1.96%
2010	8.75	60,077	525,439	0.00%	0.74%	12.85%
2009	7.75	54,644	423,520	0.00%	1.12%	26.84%
2008	6.11	14,300	87,381	0.00%	1.35%	(35.28%)
05/21/2007 - 12/31/2007	9.44	3,462	32,685	0.00%	4.44%	(8.17%)

Legg Mason ClearBridge Variable Aggressive Growth — Class II
2011	$9.87	147,141	$1,452,621	0.00%	0.00%	2.16%
2010	9.66	79,313	766,440	0.00%	0.00%	24.71%
2009	7.75	84,216	652,564	0.00%	0.00%	34.19%
2008	5.77	52,538	303,371	0.00%	0.00%	(40.58%)
05/03/2007 - 12/31/2007	9.72	8,141	79,104	0.00%	0.00%	(4.02%)

Legg Mason ClearBridge Variable Mid Cap Core — Class II
2011	$10.03	580,239	$5,820,615	0.00%	0.00%	(4.14%)
2010	10.46	770,236	8,060,379	0.00%	0.00%	22.06%
2009	8.57	848,497	7,274,665	0.00%	0.11%	35.81%
2008	6.31	973,799	6,147,689	0.00%	0.00%	(35.43%)
05/21/2007 - 12/31/2007	9.78	12,558	122,772	0.00%	0.12%	(5.49%)

Lord Abbett Fundamental Equity Class VC
2011	$10.18	1,451,784	$14,785,262	0.00%	0.64%	(4.49%)
05/12/2010 - 12/31/2010	10.66	196,426	2,094,468	0.00%	1.03%	9.39%

MFS New Discovery Series Service Class
2011	$11.42	433,543	$4,951,987	0.00%	0.00%	(10.49%)
2010	12.76	582,663	7,435,506	0.00%	0.00%	35.94%
2009	9.39	326,023	3,060,543	0.00%	0.00%	62.92%
2008	5.76	91,789	528,886	0.00%	0.00%	(39.52%)
05/14/2007 - 12/31/2007	9.53	22,449	213,868	0.00%	0.00%	(4.79%)

MFS Utilities Series Service Class
2011	$11.12	1,587,426	$17,659,927	0.00%	3.05%	6.51%
2010	10.45	1,569,241	16,391,189	0.00%	2.85%	13.51%
2009	9.20	342,118	3,148,223	0.00%	4.53%	32.87%
2008	6.93	389,058	2,694,522	0.00%	0.94%	(37.81%)
05/11/2007 - 12/31/2007	11.14	1,287,407	14,336,747	0.00%	0.00%	9.08%

PIMCO Global Multi-Asset — Advisor Class (5)
05/05/2011 - 12/31/2011	$9.15	1,431,608	$13,097,645	0.00%	1.65%	(6.30%)

Royce Micro-Cap Service Class
2011	$10.17	130,318	$1,324,826	0.00%	2.50%	(12.26%)
05/13/2010 - 12/31/2010	11.59	80,595	933,782	0.00%	See Note (8)	18.65%

T. Rowe Price Blue Chip Growth — II
2011	$12.62	1,231,464	$15,537,774	0.00%	0.00%	1.36%
2010	12.45	799,091	9,946,992	0.00%	0.00%	16.00%
2009	10.73	664,636	7,132,164	0.00%	0.00%	41.79%
2008	7.57	431,068	3,262,380	0.00%	0.11%	(42.65%)
2007	13.20	413,880	5,461,697	0.00%	0.07%	12.49%

See Notes to Financial Statements	See explanation of references on SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

T. Rowe Price Equity Income — II
2011	$11.44	3,755,291	$42,945,516	0.00%	1.55%	(1.02%)
2010	11.55	3,772,800	43,590,084	0.00%	1.75%	14.74%
2009	10.07	2,818,542	28,381,018	0.00%	1.76%	25.25%
2008	8.04	2,297,997	18,474,390	0.00%	2.22%	(36.26%)
2007	12.61	2,275,375	28,700,715	0.00%	1.49%	3.03%

Van Eck VIP Global Hard Assets Initial Class
2011	$23.79	2,705,878	$64,362,975	0.00%	1.19%	(16.45%)
2010	28.47	2,798,427	79,670,244	0.00%	0.40%	29.23%
2009	22.03	3,070,450	67,640,171	0.00%	0.26%	57.54%
2008	13.98	3,010,188	42,093,765	0.00%	0.26%	(46.12%)
2007	25.96	2,428,039	63,021,211	0.00%	0.10%	45.36%

(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invest in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1 in Notes to Financial Statements).

(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 of certain variable accounts may be higher than prior years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios in Pacific Select Fund in which the variable accounts invest. Such distributions have no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invest.

(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)	Operations commenced during 2011 (See Note 1 in Notes to Financial Statements).

(6)	Investment income ratio represents less than 0.005%.

(7)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94%, and 3.04%, respectively.

(8)	Subsequent to commencement of operations on May 13, 2010, the Royce Micro-Cap Service Class Variable Account received its annual distribution. The annualized investment income ratio was 7.00%. Prior to annualization, the ratio was 4.45%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2011 is comprised of seventy-three subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, an affiliated mutual fund (See Note 3), M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). All seventy-three Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) the following seven new Variable Accounts, all of which commenced operations during 2011:

Commenced
Variable Accounts	Operations on
Inflation Protected	May 3, 2011
Portfolio Optimization Conservative	May 2, 2011
Portfolio Optimization Moderate-Conservative	May 10, 2011
Portfolio Optimization Moderate	May 2, 2011
Portfolio Optimization Growth	May 2, 2011
Portfolio Optimization Aggressive-Growth	May 6, 2011
PIMCO Global Multi-Asset - Advisor Class	May 5, 2011

     Shortly after the commencement of operations of the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts (the “Portfolio Optimization Variable Accounts”), significant transfers of units occurred from many of the non-portfolio optimization Variable Accounts into the Portfolio Optimization Variable Accounts. These transfers of units are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     The net assets of the Pacific Select Fund’s Equity and Multi-Strategy Portfolios, the underlying portfolios for the Equity and Multi-Strategy Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Main Street Core and Managed Bond Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Main Street Core and Managed Bond Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on October 29, 2010. In connection with the Reorganization, a total of 2,573,003 outstanding accumulation units (valued at $30,927,945) of the Equity Variable Account were exchanged for 642,610 accumulation units with equal value of the Main Street Core Variable Account, and a total of 1,258,522 outstanding accumulation units (valued at $48,255,727) of the Multi-Strategy Variable Account were exchanged for 551,452 accumulation units (valued at $26,540,650) of the Main Street Core Variable Account and 387,355 accumulation units (valued at $21,715,077) of the Managed Bond Variable Account. Transfers of units related to the Reorganization are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Accounts for their share of dividends are reinvested in additional full and fractional shares of the related Portfolios.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     C. Federal Income Taxes
The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and charges for optional benefits provided by rider and other fees and charges are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.
     In addition to charges and expenses described above, the Variable Accounts indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”), an affiliated mutual fund. Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are included in Section D of this brochure. For the year ended December 31, 2011, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.00% to 0.96% which are based on an annual percentage of average daily net assets of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2011, were as follows:

Variable Accounts	Purchases	Sales
Cash Management	$127,603,218	$125,773,954
Diversified Bond	11,385,976	39,820,832
Floating Rate Loan	6,163,829	14,130,992
High Yield Bond	38,114,413	38,191,566
Inflation Managed	40,522,036	75,793,605
Inflation Protected (1)	1,552,516	239,460
Managed Bond	62,522,998	161,374,204
Short Duration Bond	15,824,976	25,377,734
American Funds Growth	3,731,861	20,426,559
American Funds Growth-Income	3,557,179	24,316,953
Comstock	5,686,628	36,565,633
Dividend Growth	7,191,257	19,690,841
Equity Index	23,768,303	66,954,168
Focused 30	3,916,931	11,413,894
Growth LT	14,341,703	42,314,581
Large-Cap Growth	10,734,442	27,010,795
Large-Cap Value	11,574,722	56,889,018
Long/Short Large-Cap	5,908,432	26,170,506
Main Street Core	19,839,250	35,493,694
Mid-Cap Equity	24,152,687	39,629,483
Mid-Cap Growth	12,873,011	28,662,683
Mid-Cap Value	9,488,892	20,491,063
Small-Cap Equity	9,893,961	22,376,792
Small-Cap Growth	9,388,214	16,032,977
Small-Cap Index	7,071,152	29,481,582
Small-Cap Value	19,363,254	18,897,225
Health Sciences	7,209,348	6,168,597
Real Estate	24,526,376	19,862,826
Technology	7,828,426	7,163,234
Emerging Markets	12,738,961	49,643,639
International Large-Cap	43,935,609	44,467,433
International Small-Cap	5,317,369	18,267,556

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales
International Value	$20,153,057	$34,597,780
American Funds Asset Allocation	5,028,679	3,268,622
Pacific Dynamix — Conservative Growth	1,125,512	809,113
Pacific Dynamix — Moderate Growth	3,177,555	531,117
Pacific Dynamix — Growth	3,733,800	354,206
Portfolio Optimization Conservative (1)	23,406,415	1,308,622
Portfolio Optimization Moderate-Conservative (1)	52,897,731	2,579,426
Portfolio Optimization Moderate (1)	201,934,353	10,115,194
Portfolio Optimization Growth (1)	264,786,818	13,118,629
Portfolio Optimization Aggressive-Growth (1)	105,693,311	6,433,373
I	6,955,480	8,440,088
II	5,559,943	6,167,507
III	10,922,241	8,142,431
V	2,665,795	4,931,424
BlackRock Basic Value V.I. Class III	3,787,885	1,441,950
BlackRock Global Allocation V.I. Class III	12,425,299	12,961,252
Fidelity VIP Contrafund Service Class 2	7,311,350	6,141,533
Fidelity VIP Freedom Income Service Class 2	308,839	132,468
Fidelity VIP Freedom 2010 Service Class 2	785,841	796,272
Fidelity VIP Freedom 2015 Service Class 2	1,180,110	742,568
Fidelity VIP Freedom 2020 Service Class 2	1,750,221	443,647
Fidelity VIP Freedom 2025 Service Class 2	689,579	373,621
Fidelity VIP Freedom 2030 Service Class 2	1,088,162	417,745
Fidelity VIP Growth Service Class 2	3,128,972	1,393,740
Fidelity VIP Mid Cap Service Class 2	4,758,615	5,698,745
Fidelity VIP Value Strategies Service Class 2	2,107,370	2,862,749
Templeton Global Bond Securities Class 2	21,465,633	4,129,804
GE Investments Total Return Class 3	439,316	110,233
Overseas Service Class	12,003,006	14,534,166
Enterprise Service Class	773,541	1,376,434
Lazard Retirement U.S. Strategic Equity Service Class	337,933	151,524
Legg Mason ClearBridge Variable Aggressive Growth — Class II	1,286,672	554,289
Legg Mason ClearBridge Variable Mid Cap Core — Class II	781,203	2,903,639
Lord Abbett Fundamental Equity Class VC	14,166,128	561,273
MFS New Discovery Series Service Class	4,779,427	5,508,600
MFS Utilities Series Service Class	3,346,592	2,536,802
PIMCO Global Multi-Asset — Advisor Class (1)	14,493,204	469,136
Royce Micro-Cap Service Class	1,471,775	832,798
T. Rowe Price Blue Chip Growth — II	8,371,133	3,008,429
T. Rowe Price Equity Income — II	9,271,914	8,692,221
Van Eck VIP Global Hard Assets Initial Class	13,556,994	13,946,290

(1)	Operations commenced during 2011 (See Note 1).
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2011, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs. There were no transfers between Level 1, Level 2, and Level 3 during the year ended December 31, 2011. Transfers between levels, if any, are based on values at the end of the period.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the year or period ended December 31, 2011 and 2010 were as follows:

	2011			2010
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease) (1)	Issued	Redeemed	(Decrease)
Cash Management	12,924,796	(12,846,632)	78,164	12,251,552	(15,055,160)	(2,803,608)
Diversified Bond	997,105	(3,624,556)	(2,627,451)	2,273,582	(1,159,691)	1,113,891
Floating Rate Loan	603,461	(1,686,483)	(1,083,022)	844,580	(746,323)	98,257
High Yield Bond	774,024	(976,445)	(202,421)	847,617	(1,212,620)	(365,003)
Inflation Managed	825,470	(1,821,949)	(996,479)	1,386,406	(1,581,212)	(194,806)
Inflation Protected (2)	148,404	(29,742)	118,662
Managed Bond	1,362,429	(3,782,656)	(2,420,227)	3,215,165	(3,673,861)	(458,696)
Short Duration Bond	1,777,659	(2,708,372)	(930,713)	3,387,579	(2,192,489)	1,195,090
American Funds Growth	777,447	(2,005,376)	(1,227,929)	1,827,730	(2,066,691)	(238,961)
American Funds Growth-Income	708,240	(2,480,037)	(1,771,797)	1,100,072	(1,810,223)	(710,151)
Comstock	648,237	(3,544,738)	(2,896,501)	1,255,303	(2,260,078)	(1,004,775)
Dividend Growth	577,044	(1,753,731)	(1,176,687)	1,269,611	(843,070)	426,541
Equity Index	934,218	(1,968,721)	(1,034,503)	1,076,263	(2,418,051)	(1,341,788)
Focused 30	571,618	(1,160,865)	(589,247)	1,128,644	(1,093,138)	35,506
Growth LT	469,554	(1,281,838)	(812,284)	708,890	(1,258,533)	(549,643)
Large-Cap Growth	1,345,673	(4,402,696)	(3,057,023)	1,638,639	(2,173,612)	(534,973)
Large-Cap Value	1,070,029	(4,370,665)	(3,300,636)	1,693,655	(2,225,496)	(531,841)
Long/Short Large-Cap	471,090	(2,985,926)	(2,514,836)	911,310	(696,233)	215,077
Main Street Core	351,305	(955,495)	(604,190)	1,470,798	(611,264)	859,534

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2011			2010
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease) (1)	Issued	Redeemed	(Decrease)
Mid-Cap Equity	649,355	(1,994,886)	(1,345,531)	875,056	(1,752,286)	(877,230)
Mid-Cap Growth	1,485,706	(3,110,340)	(1,624,634)	1,925,440	(2,784,579)	(859,139)
Mid-Cap Value	329,416	(1,269,694)	(940,278)	588,201	(509,300)	78,901
Small-Cap Equity	446,468	(1,508,283)	(1,061,815)	899,021	(607,981)	291,040
Small-Cap Growth	582,876	(1,350,045)	(767,169)	757,836	(1,211,037)	(453,201)
Small-Cap Index	993,406	(2,180,609)	(1,187,203)	1,640,034	(3,072,626)	(1,432,592)
Small-Cap Value	703,194	(1,082,363)	(379,169)	687,549	(1,276,520)	(588,971)
Health Sciences	480,593	(511,049)	(30,456)	561,477	(831,344)	(269,867)
Real Estate	793,321	(719,102)	74,219	572,898	(839,605)	(266,707)
Technology	980,389	(1,361,148)	(380,759)	1,405,034	(1,569,999)	(164,965)
Emerging Markets	782,312	(1,812,456)	(1,030,144)	1,855,953	(1,864,595)	(8,642)
International Large-Cap	4,511,602	(4,816,533)	(304,931)	3,113,639	(5,040,435)	(1,926,796)
International Small-Cap	581,417	(2,202,647)	(1,621,230)	902,576	(1,410,736)	(508,160)
International Value	1,000,818	(2,068,428)	(1,067,610)	1,431,350	(2,422,316)	(990,966)
American Funds Asset Allocation	351,907	(251,131)	100,776	284,720	(196,893)	87,827
Pacific Dynamix — Conservative Growth	79,974	(65,935)	14,039	101,855	(21,400)	80,455
Pacific Dynamix — Moderate Growth	235,945	(53,764)	182,181	203,258	(25,151)	178,107
Pacific Dynamix — Growth	263,754	(47,020)	216,734	266,269	(82,152)	184,117
Portfolio Optimization Conservative (2)	2,424,181	(207,233)	2,216,948
Portfolio Optimization Moderate-Conservative (2)	5,591,188	(468,741)	5,122,447
Portfolio Optimization Moderate (2)	21,963,114	(2,111,509)	19,851,605
Portfolio Optimization Growth (2)	29,104,421	(2,724,026)	26,380,395
Portfolio Optimization Aggressive-Growth (2)	11,738,530	(1,180,168)	10,558,362
I	340,144	(440,761)	(100,617)	491,805	(550,220)	(58,415)
II	453,169	(480,564)	(27,395)	354,210	(449,240)	(95,030)
III	292,874	(326,835)	(33,961)	182,110	(342,157)	(160,047)
V	395,784	(541,835)	(146,051)	499,640	(746,817)	(247,177)
BlackRock Basic Value V.I. Class III	391,577	(204,134)	187,443	539,380	(496,322)	43,058
BlackRock Global Allocation V.I. Class III	965,152	(1,146,940)	(181,788)	1,584,860	(1,149,223)	435,637
Fidelity VIP Contrafund Service Class 2	838,724	(794,345)	44,379	882,212	(1,361,138)	(478,926)
Fidelity VIP Freedom Income Service Class 2	27,233	(13,184)	14,049	30,235	(27,325)	2,910
Fidelity VIP Freedom 2010 Service Class 2	74,529	(82,452)	(7,923)	129,751	(35,463)	94,288
Fidelity VIP Freedom 2015 Service Class 2	115,296	(79,577)	35,719	112,814	(19,664)	93,150
Fidelity VIP Freedom 2020 Service Class 2	174,646	(53,116)	121,530	160,197	(49,692)	110,505
Fidelity VIP Freedom 2025 Service Class 2	72,898	(50,570)	22,328	179,485	(32,293)	147,192
Fidelity VIP Freedom 2030 Service Class 2	120,513	(55,914)	64,599	72,723	(191,988)	(119,265)
Fidelity VIP Growth Service Class 2	268,180	(143,677)	124,503	185,214	(510,257)	(325,043)
Fidelity VIP Mid Cap Service Class 2	512,688	(587,536)	(74,848)	647,396	(754,272)	(106,876)
Fidelity VIP Value Strategies Service Class 2	196,929	(273,198)	(76,269)	294,976	(206,947)	88,029
Templeton Global Bond Securities Class 2 (3)	2,071,680	(619,556)	1,452,124	1,437,200	(72,389)	1,364,811
GE Investments Total Return Class 3 (4)	42,991	(12,750)	30,241	13,680	(430)	13,250
Overseas Service Class	1,481,379	(1,805,881)	(324,502)	2,077,397	(1,343,361)	734,036
Enterprise Service Class	82,985	(135,780)	(52,795)	116,289	(205,339)	(89,050)
Lazard Retirement U.S. Strategic Equity Service Class	38,158	(19,277)	18,881	25,089	(19,656)	5,433
Legg Mason ClearBridge Variable Aggressive Growth — Class II	127,156	(59,328)	67,828	158,218	(163,121)	(4,903)
Legg Mason ClearBridge Variable Mid Cap Core — Class II	94,794	(284,791)	(189,997)	907,577	(985,838)	(78,261)
Lord Abbett Fundamental Equity Class VC (5)	1,358,504	(103,146)	1,255,358	210,022	(13,596)	196,426
MFS New Discovery Series Service Class	386,170	(535,290)	(149,120)	563,988	(307,348)	256,640
MFS Utilities Series Service Class	332,913	(314,728)	18,185	1,600,083	(372,960)	1,227,123
PIMCO Global Multi-Asset — Advisor Class (2)	1,510,673	(79,065)	1,431,608
Royce Micro-Cap Service Class (6)	134,250	(84,527)	49,723	85,583	(4,988)	80,595
T. Rowe Price Blue Chip Growth — II	720,676	(288,303)	432,373	567,929	(433,474)	134,455
T. Rowe Price Equity Income — II	969,409	(986,918)	(17,509)	1,679,934	(725,676)	954,258
Van Eck VIP Global Hard Assets Initial Class	1,217,973	(1,310,522)	(92,549)	1,739,743	(2,011,766)	(272,023)

(1)	The significant decrease in units outstanding during the year ended December 31, 2011 on most of the Variable Accounts that invest in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those Variable Accounts to the five Portfolio Optimization Variable Accounts (Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1).

(2)	Operations commenced during 2011 (See Note 1).

(3)	Operations commenced on May 3, 2010.

(4)	Operations commenced on May 19, 2010.

(5)	Operations commenced on May 12, 2010.

(6)	Operations commenced on May 13, 2010.

PACIFIC LIFE INSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
as of December 31, 2011 and 2010 and
for the years ended December 31, 2011, 2010 and 2009
and Independent Auditors’ Report

Deloitte & Touche LLP
Suite 1200
695 Town Center Drive
Costa Mesa, CA 92626-7188
USA
Tel: +1 714 436 7100
Fax: +1 714 436 7200
www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for deferred policy acquisition costs in 2011. In addition, the Company changed its method of accounting and reporting for other than temporary impairments as required by accounting guidance adopted in 2009.

April 12, 2012

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2011	2010
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$28,853	$28,313
Equity securities available for sale, at estimated fair value	301	279
Mortgage loans	7,599	6,693
Policy loans	6,812	6,690
Other investments (includes VIE assets of $351 and $263)	2,319	2,247

TOTAL INVESTMENTS	45,884	44,222
Cash and cash equivalents (includes VIE assets of $26 and $4)	2,829	2,270
Restricted cash (includes VIE assets of $200 and $170)	280	214
Deferred policy acquisition costs	5,263	4,435
Aircraft leasing portfolio, net (includes VIE assets of $1,838 and $2,154)	5,845	5,259
Other assets (includes VIE assets of $32 and $40)	3,069	2,579
Separate account assets	51,450	55,683

TOTAL ASSETS	$114,620	$114,662

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$34,392	$35,076
Future policy benefits	9,467	7,080
Long-term debt (includes VIE debt of $1,150 and $1,592)	7,152	6,516
Other liabilities (includes VIE liabilities of $338 and $388)	2,983	2,377
Separate account liabilities	51,450	55,683

TOTAL LIABILITIES	105,444	106,732

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	982
Retained earnings	6,896	6,359
Accumulated other comprehensive income	934	308

Total Stockholder’s Equity	8,842	7,679
Noncontrolling interest	334	251

TOTAL EQUITY	9,176	7,930

TOTAL LIABILITIES AND EQUITY	$114,620	$114,662

The abbreviation VIE above means variable interest entity.
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
REVENUES
Policy fees and insurance premiums	$3,081	$2,367	$2,275
Net investment income	2,186	2,122	1,862
Net realized investment gain (loss)	(661)	(94)	153
OTTIs, consisting of $409, $328 and $641 in total, net of $256, $215 and $330 recognized in OCI	(153)	(113)	(311)
Investment advisory fees	268	245	208
Aircraft leasing revenue	607	591	578
Other income	226	230	137

TOTAL REVENUES	5,554	5,348	4,902

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,951	1,351	1,226
Interest credited to policyholder account balances	1,318	1,317	1,253
Commission expenses	83	831	691
Operating and other expenses	1,293	1,264	1,246

TOTAL BENEFITS AND EXPENSES	4,645	4,763	4,416

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	909	585	486
Provision for income taxes	146	63	44

INCOME FROM CONTINUING OPERATIONS	763	522	442
Discontinued operations, net of taxes	(9)		(20)

Net income	754	522	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations	(71)	(50)	14

NET INCOME ATTRIBUTABLE TO THE COMPANY	$683	$472	$436

The abbreviation OTTIs above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
	(In Millions)
BALANCES, DECEMBER 31, 2008	$30	$782	$5,426	$(1,751)	$(51)	$4,436	$244	$4,680
Cumulative effect of adoption of new accounting principle, net of tax			175	(170)		5		5
Comprehensive income (loss):
Net income (loss)			436			436	(14)	422
Other comprehensive income (loss)				1,562	47	1,609	(7)	1,602

Total comprehensive income						2,045		2,024
Contribution to parent		200				200		200
Change in equity of noncontrolling interest							8	8

BALANCES, DECEMBER 31, 2009	30	982	6,037	(359)	(4)	6,686	231	6,917
Comprehensive income:
Net income			472			472	50	522
Other comprehensive income				669	2	671		671

Total comprehensive income						1,143		1,193
Dividend to parent			(150)			(150)		(150)
Change in equity of noncontrolling interest							(30)	(30)

BALANCES, DECEMBER 31, 2010	30	982	6,359	310	(2)	7,679	251	7,930
Comprehensive income (loss):
Net income			683			683	71	754
Other comprehensive income (loss)				638	(12)	626		626

Total comprehensive income						1,309		1,380
Dividend to parent			(125)			(125)		(125)
Non-cash dividend to parent			(21)			(21)		(21)
Change in equity of noncontrolling interest							12	12

BALANCES, DECEMBER 31, 2011	$30	$982	$6,896	$948	$(14)	$8,842	$334	$9,176

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income from continuing operations	$763	$522	$442
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(116)	(136)	(142)
Depreciation and amortization	329	299	281
Deferred income taxes	141	56	451
Net realized investment (gain) loss	661	94	(153)
Other than temporary impairments	153	113	311
Net change in deferred policy acquisition costs	(850)	116	(202)
Interest credited to policyholder account balances	1,318	1,317	1,253
Net change in future policy benefits and other insurance liabilities	1,215	648	111
Other operating activities, net	(18)	(5)	85

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,596	3,024	2,437
Net cash used in operating activities of discontinued operations	(7)		(27)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,589	3,024	2,410

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(4,808)	(6,503)	(5,507)
Sales	3,159	3,572	1,463
Maturities and repayments	2,256	2,138	2,542
Repayments of mortgage loans	1,172	746	406
Fundings of mortgage loans and real estate	(2,177)	(870)	(1,434)
Net change in policy loans	(122)	(181)	411
Change in restricted cash	(66)	7	6
Purchases of derivative instruments	(79)	(116)	(20)
Terminations of derivative instruments, net	172	(51)	20
Proceeds from nonhedging derivative settlements	151	9	64
Payments for nonhedging derivative settlements	(505)	(569)	(1,540)
Net change in collateral received or pledged	516	6	(1,226)
Purchases of and advance payments on aircraft leasing portfolio	(1,397)	(754)	(561)
Acquisition of retrocession business (Note 5)	192
Acquisition of pension advisory business (Note 5)	(45)
Other investing activities, net	386	265	42

NET CASH USED IN INVESTING ACTIVITIES	(1,195)	(2,301)	(5,334)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2011	2010	2009
		(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,521	$4,272	$8,003
Withdrawals	(6,599)	(5,162)	(7,972)
Net change in short-term debt		(105)	(45)
Issuance of long-term debt	1,124	1,815	1,692
Payments of long-term debt	(768)	(1,012)	(433)
Contribution from (dividend to) parent	(125)	(150)	200
Other financing activities, net	12	(30)	1

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,835)	(372)	1,446

Net change in cash and cash equivalents	559	351	(1,478)
Cash and cash equivalents, beginning of year	2,270	1,919	3,397

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,829	$2,270	$1,919

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$(7)	$113	$(143)
Interest paid	$222	$175	$146

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS
Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).
Effective December 31, 2009, Pacific LifeCorp contributed its 100% stock ownership of Aviation Capital Group Corp. (ACG) to Pacific Life (Note 9). ACG is engaged in the acquisition and leasing of commercial jet aircraft. These financial statements and the accompanying footnotes have been prepared by combining the previously separate financial statements of Pacific Life and ACG as if the two entities had been combined as of the beginning of 2009, the first period presented in these consolidated financial statements. This retrospective treatment is prescribed by accounting principles generally accepted in the United States of America (U.S. GAAP) whenever a transfer between entities under common control is effected.
Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, and aircraft leasing.
BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with U.S. GAAP and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.
Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values
•	Other than temporary impairment losses (OTTI) of investments
•	Application of the consolidation rules to certain investments
•	The fair value of and accounting for derivatives
•	Aircraft valuation and impairment
•	The capitalization and amortization of deferred policy acquisition costs (DAC)
•	The liability for future policyholder benefits
•	Accounting for income taxes
•	Accounting for business combinations
•	Accounting for reinsurance transactions
•	Litigation and other contingencies
Certain reclassifications have been made to the 2010 and 2009 consolidated financial statements to conform to the 2011 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2011 through April 12, 2012, the date the consolidated financial statements were available to be issued. See Note 2 for discussion of subsequent event.
CHANGE IN ACCOUNTING METHOD
Effective October 1, 2011, the Company changed its DAC amortization method for universal life-type contracts. Management determined it was preferable to provide a more constant rate of positive or negative amortization in relation to the emergence of gross profits over the lives of the contracts. During reporting periods in which actual gross profits (AGPs) are negative, DAC amortization may be negative, which would result in an increase of the DAC asset balance. The facts and circumstances surrounding potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Additionally, negative amortization is only recorded when the increased DAC asset balance is determined to be recoverable and is also limited to amounts originally deferred plus interest. The Company’s previous accounting method eliminated to zero DAC amortization in reporting periods in which the AGPs were negative.
The Company accounted for this change in accounting estimate effected by a change in accounting method prospectively, resulting in an increase to the DAC asset balance of $618 million and a decrease to commission expenses of $502 million and operating and other expenses of $116 million, pre-tax, and an increase to net income and total equity of $402 million, after tax, in the accompanying consolidated financial statements as of and for the year ended December 31, 2011.
RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS
In April 2009, the Financial Accounting Standards Board (FASB) issued additional guidance under the Accounting Standards Codification’s (Codification) Investments — Debt and Equity Securities Topic. For debt securities, this guidance replaced the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its estimated fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changed the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are recognized in earnings and non credit losses are recognized in other comprehensive income (loss) (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the consolidated financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $170 million, including an after tax DAC impact of $5 million, and an after tax increase to retained earnings of $175 million.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In October 2010, the FASB issued Accounting Standards Update (ASU) 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts. The Company will adopt this standard retrospectively on January 1, 2012, resulting in a write-down of the Company’s DAC asset relating to those costs, which no longer meet the revised standard. The Company estimates that the DAC asset will be reduced by approximately $1.0 billion to $1.2 billion and total equity will be reduced by approximately $650 million to $780 million, after tax, as of the date of adoption.
In May 2011, the FASB issued ASU 2011-04 which modifies the Codification’s Fair Value Measurements and Disclosures Topic. The Company will adopt this new guidance in the fourth quarter of 2012 and will apply it prospectively. The Company expects this guidance to have an impact on its financial statement disclosures and no impact on the Company’s consolidated financial statements.
In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements. The amendment requires a company to present each component of net income along with total net income, each component of OCI along with a total for OCI, and a total amount for comprehensive income. The Company will adopt this amendment in the fourth quarter of 2012. Adoption will not have an impact on the Company’s financial position, results of operations or cash flows, however, adoption will result in the presentation of a new consolidated statement of comprehensive income immediately following the consolidated statement of operations.
INVESTMENTS
Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities, which are included in other investments, are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.
The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.
The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.
In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.
Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.
For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.
In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.
Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).
Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.
Policy loans are stated at unpaid principal balances.
Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, and low income housing investments qualifying for tax credits (LIHTC). Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI. Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.
Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and will be written-down to its estimated fair value.
Investments in LIHTC are recorded under the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits. The amortization of the original investment and the tax credits are recorded in the provision for income taxes.
All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. See discussion of the discontinuance of cash flow hedge accounting for insurance operations in Note 10. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).
The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income or interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.
CASH AND CASH EQUIVALENTS
Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of U.S. Treasury bills and money market securities.
RESTRICTED CASH
Restricted cash primarily consists of liquidity reserves related to VIEs, security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.
DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.
For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.
Effective October 1, 2011, the Company changed its DAC amortization method for periods when AGPs are negative. During reporting periods of negative AGPs, DAC amortization may be negative, which would result in an increase to the DAC balance. The specific facts and circumstances surrounding the potential negative amortization are evaluated to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.
The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.
AIRCRAFT LEASING PORTFOLIO
Aircraft are recorded at depreciated cost, which includes certain acquisition costs. Depreciation to estimated residual values is computed using the straight-line method over the estimated useful lives of the aircraft. Estimated residuals values are based on a percentage of the acquisition cost. Major improvements to aircraft are capitalized when incurred and depreciated over the shorter of the useful life of the aircraft or the useful life of the improvement. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and will record impairments to recognize a loss in the value of the aircraft when management believes that, based on future estimated cash flows, the recoverability of the Company’s investment in an aircraft has been impaired.
GOODWILL
Goodwill represents the excess of acquisition costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill is included in other assets and totaled $87 million and $43 million as of December 31, 2011 and 2010, respectively. See Note 5. There were no goodwill impairment write-downs during the years ended December 31, 2011, 2010 and 2009.
POLICYHOLDER ACCOUNT BALANCES
Policyholder account balances on UL and investment-type contracts, such as funding agreements, annuities without life contingencies, deposit liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 0.2% to 7.7%.

FUTURE POLICY BENEFITS
Annuity reserves, which primarily consist of group retirement and structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.
The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 12). All other GLB guarantees are accounted for as embedded derivatives (Note 10).
Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.
Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.
As of December 31, 2011 and 2010, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
REINSURANCE
The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and has assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place. The Company also assumes reinsurance from affiliated and unaffiliated insurers. In August 2011, the Company acquired a retrocession business (Note 5).
All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

REVENUES, BENEFITS AND EXPENSES
Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also includes the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.
Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements.
DEPRECIATION AND AMORTIZATION
Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.
INCOME TAXES
Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company, and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company, both wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES
Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.
SEPARATE ACCOUNTS
Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations.
ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS
The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES
Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.
As of December 31, 2011, the Company had two permitted practices. Under the first permitted practice, the Company utilizes book value accounting for certain guaranteed separate account funding agreements. The underlying separate account assets are recorded at book value instead of at fair value as required by National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). As of December 31, 2011 and 2010, the underlying separate account assets had unrealized losses of $25 million and $24 million, respectively. Under the second permitted practice, which was approved by the Director of the NE DOI in 2011, investments in Working Capital Finance Notes (WCFN), a new type of investment being considered by the NAIC for admissibility, will be treated as admitted assets provided they are rated by the NAIC Securities Valuation Office as an NAIC 1 or 2 investment. As of December 31, 2011, admitted WCFN investments totaled $29 million.
The NE DOI has a prescribed accounting practice for certain synthetic GIC reserves that differs from NAIC SAP. The NE DOI reserve method is based on an annual accumulation of 30% of the contract fees on synthetic GICs and is subject to a maximum of 150% of the annualized contract fees. This reserve amounted to $36 million and $27 million as of December 31, 2011 and 2010, respectively, and has been recorded by the Company. The NAIC SAP basis for this reserve equals the excess, if any, of the value of guaranteed contract liabilities over the market value of the assets in the segregated portfolio less deductions based on asset valuation reserve factors. As of December 31, 2011 and 2010, the reserve for synthetic GICs using the NAIC SAP basis was zero.
STATUTORY NET INCOME (LOSS) AND SURPLUS
Statutory net income (loss) of Pacific Life was ($735) million, $741 million and $652 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of Pacific Life was $5,577 million and $5,867 million as of December 31, 2011 and 2010, respectively.
RISK-BASED CAPITAL
Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2011 and 2010, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

NO LAPSE GUARANTEE RIDER REINSURANCE
Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. Substantially all statutory reserves relating to NLGRs issued after June 30, 2005 through approximately March 31, 2010 were ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp, and PAR Vermont under reinsurance agreements. Effective October 1, 2010, 100% of the PAR Bermuda reinsurance was novated to PAR Vermont, consolidating all such NLGR reinsurance in PAR Vermont. In August 2011, PAR Vermont was accredited as an authorized reinsurer in Nebraska, making it unnecessary to provide security for statutory reserve credits taken by Pacific Life. Funded economic reserves and a letter of credit approved as an admitted asset for PAR Vermont for statutory accounting will continue to be held in a trust with Pacific Life as beneficiary. See Note 21.
DIVIDEND RESTRICTIONS
The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2011 statutory results, Pacific Life could pay $199 million in dividends in 2012 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
During the years ended December 31, 2011 and 2010, Pacific Life paid cash dividends to Pacific LifeCorp of $125 million and $150 million, respectively. No dividends were paid during 2009. In March 2012, Pacific Life declared and paid a cash dividend to Pacific LifeCorp of $70 million.
The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2011 statutory results, PL&A could pay $30 million in dividends to Pacific Life in 2012 without prior regulatory approval. No dividends were paid during 2011, 2010 and 2009.
3.	CLOSED BLOCK
In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.
Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $289 million and $284 million as of December 31, 2011 and 2010, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $301 million and $304 million as of December 31, 2011 and 2010, respectively. The net contribution to income from the Closed Block was $1 million, zero and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.
4.	VARIABLE INTEREST ENTITIES
The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2011 and 2010, the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) total assets of and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary (In Millions):

	Primary Beneficiary			Not Primary Beneficiary
			Maximum		Maximum
	Consolidated	Consolidated	Exposure to	Total	Exposure to
	Assets	Liabilities	Loss	Assets	Loss

December 31, 2011:
Aircraft securitizations	$2,070	$1,466	$604	$282
Private equity funds	377	22	50
Asset-backed securities				1,910	$105

Total	$2,447	$1,488	$654	$2,192	$105

December 31, 2010:
Aircraft securitizations	$2,364	$1,975	$389	$320
Private equity funds	267	5	34
Asset-backed securities				1,910	$108

Total	$2,631	$1,980	$423	$2,230	$108

AIRCRAFT SECURITIZATIONS

ACG has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

In 2005, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust III (ACG Trust III) acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust III was $795 million and $1,103 million as of December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the maximum exposure to loss, based on the Company’s interest in ACG Trust III, was $397 million and $201 million, respectively.

In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust II was $335 million and $484 million as of December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the maximum exposure to loss was $207 million and $188 million, respectively.

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as the Company is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2011 and 2010, the maximum exposure to loss, based on carrying value, was zero.

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds. The Funds are a VIE due to the purpose and design of the Funds and the lack of control by the other equity investors. The Company has determined itself to be the primary beneficiary since it has a controlling financial interest in the Funds and the Funds are consolidated into the consolidated financial statements of the Company. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE non-recourse debt consolidated from the Funds was $20 million and $5 million as of December 31, 2011 and 2010, respectively (Note 13).
ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale and had a net carrying amount of $105 million and $108 million as of December 31, 2011 and 2010, respectively. During the years ended December 31, 2011, 2010 and 2009, the Company recorded OTTIs of zero, zero and $60 million, respectively, related to these securities.

OTHER NON-CONSOLIDATED VIEs

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor. These structured securities include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the original amount issued by the VIEs. In addition, the Company does not have the authority to direct the activities of these VIEs that most significantly impact the VIEs economic performance. The Company’s maximum exposure to loss is limited to the amount of its investment. See Note 8 for the carrying amount and estimated fair value of these investments.

5.	BUSINESS ACQUISITIONS

On August 31, 2011, Pacific Life and Pacific Life Reinsurance (Barbados) Limited (PLRB), a newly formed insurer and wholly owned subsidiary of Pacific LifeCorp, acquired Manulife Financial Corporation’s life retrocession business. The acquisition was structured utilizing five coinsurance transactions in which Pacific Life entered into three contracts covering the lives of U.S. persons and PLRB entered into two contracts covering non-U.S. persons. By operation of the five reinsurance transactions, Pacific Life and PLRB each obtained control of a business requiring the application of the acquisition accounting provisions of the Codification’s Business Combinations Topic.

The acquisition allows Pacific Life to gain access to a large block of mortality-based business without adding significant concentration risk. The addition of this mortality risk helps Pacific Life diversify its overall risk profile by providing balance against the more volatile risks of equity, credit, and interest rates. The expectation is that the acquired retrocession business will also provide a platform to generate new business. For financial reporting purposes, the retrocession business is a component of the Company’s reinsurance segment.

Ceding commissions in the form of non-cash consideration in connection with the acquisition of the U.S. life business by Pacific Life and the non-U.S. life business by PLRB was $198 million and $39 million, respectively. In anticipation of the acquisition, Pacific LifeCorp invested $120 million of capital in PLRB. Pacific Life and PLRB incurred acquisition-related costs of $6 million, which is included in operating and other expenses and capitalized $5 million of debt issuance cost, which is included in other assets.

Pacific Life and PLRB are in the process of finalizing the fair value of the assets acquired and the liabilities assumed and therefore has not finalized the acquisition accounting required by U.S. GAAP. The valuation of the insurance reserves acquired and the identification and valuation of intangible assets are the most significant items requiring additional data and analysis before the valuation process is complete. Pacific Life and PLRB expect to finalize the acquisition accounting no later than the third quarter of 2012.

The following table presents, as of December 31, 2011, the estimated fair value of the assets acquired and liabilities assumed on August 31, 2011:

	Pacific Life	PLRB	Combined
	(In Millions)
Assets acquired:
Cash	$192	$520	$712
Value of business acquired (1)	72	12	84
Software computer applications (2)	4		4
Other assets	4		4
Goodwill (2)	6	70	76

Total assets	$278	$602	$880

Liabilities assumed:
GAAP reserves (3)	$129	$567	$696
Other liabilities	149	35	184

Total liabilities	$278	$602	$880

(1)	Included in DAC

(2)	Included in other assets

(3)	Included in future policy benefits
On July 28, 2011, Pacific Global Advisors LLC (PGA), a wholly owned subsidiary of Pacific Life, acquired JP Morgan Chase’s Pension Advisory Group. PGA’s target market is businesses and plan trustees managing employee defined benefit retirement plans. PGA’s expertise is in the delivery of advisory services concentrated in the areas of liability-driven investing, hedging, risk management, and actuarial services.

This acquisition allows Pacific Life to strengthen its ability to deliver financial security solutions to retirement plans sponsors and trustees. PGA will also provide additional diversification to Pacific Life’s business mix.

PGA paid approximately $45 million to acquire the pension advisory business. In anticipation of the acquisition, Pacific Life invested $48 million of capital in PGA. The Company incurred acquisition-related expense of $5 million, which is included in operating and other expenses.

The Company is in the process of finalizing the fair value of the assets acquired and the liabilities assumed and therefore has not finalized the acquisition accounting required by U.S. GAAP. The identification and valuation of intangible assets is the most significant item requiring additional data and analysis before the valuation process is complete. The Company expects to finalize the acquisition accounting no later than the second quarter of 2012.

The following table presents, as of December 31, 2011, the estimated fair value of the assets acquired and liabilities assumed on July 28, 2011 (In Millions):

Assets acquired:
Intangibles (1)	$7
Goodwill (1)	38

Total assets	$45

Liabilities assumed:
Other liabilities	—

Total liabilities	—

(1)	Included in other assets

6.	DISCONTINUED OPERATIONS

The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold.

Operating results from the discontinued operations were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Benefits and expenses	$13		$31

Loss from discontinued operations	(13)	—	(31)
Benefit from income taxes	(4)		(11)

Discontinued operations, net of taxes	$(9)	—	$(20)

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Balance, January 1	$4,435	$4,806	$5,012

Cumulative pre-tax effect of adoption of new accounting principle (Note 1)			7

Additions:
Capitalized during the year	639	558	777

Amortization:
Allocated to commission expenses	274	(529)	(446)
Allocated to operating expenses	9	(145)	(129)

Total amortization	283	(674)	(575)
Allocated to OCI	(94)	(255)	(415)

Balance, December 31	$5,263	$4,435	$4,806

During the year ended December 31, 2011, negative AGPs resulted in an increase to the DAC asset of $618 million and negative DAC amortization through a decrease to commission expenses of $502 million and operating expenses of $116 million (Note 1). During the years ended December 31, 2011, 2010 and 2009, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization. This resulted in a decrease in DAC amortization expense of $109 million for the year ended December 31, 2011 and increases in DAC amortization expense of $34 million and $23 million for the years ended December 31, 2010 and 2009, respectively. The revised EGPs also resulted in increased URR amortization of $35 million for the year ended December 31, 2011, increased URR amortization of $20 million for the year ended December 31, 2010 and an immaterial decrease in URR amortization for the year ended December 31, 2009. The capitalized sales inducement balance included in the DAC asset was $645 million and $549 million as of December 31, 2011 and 2010, respectively.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTIs recognized in earnings and changes in the estimated fair value attributable to the hedged risk in a fair value hedge. The net carrying amount of equity securities represents cost adjusted for OTTIs. See Note 14 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2011:
U.S. Treasury securities	$27	$8		$35
Obligations of states and political subdivisions	1,064	117	$2	1,179
Foreign governments	456	51	4	503
Corporate securities	19,468	2,210	186	21,492
RMBS	4,475	189	491	4,173
CMBS	740	37	6	771
Collateralized debt obligations	115	17	17	115
Other asset-backed securities	523	69	7	585

Total fixed maturity securities	$26,868	$2,698	$713	$28,853

Perpetual preferred securities	$283	$5	$60	$228
Other equity securities	74		1	73

Total equity securities	$357	$5	$61	$301

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2010:
U.S. Treasury securities	$914	$21	$15	$920
Obligations of states and political subdivisions	954	15	44	925
Foreign governments	433	50	1	482
Corporate securities	18,454	1,421	207	19,668
RMBS	5,100	138	597	4,641
CMBS	972	50	11	1,011
Collateralized debt obligations	118	28	26	120
Other asset-backed securities	500	54	8	546

Total fixed maturity securities	$27,445	$1,777	$909	$28,313

Perpetual preferred securities	$299	$11	$35	$275
Other equity securities	4			4

Total equity securities	$303	$11	$35	$279

The Company has investments in perpetual preferred securities that are issued primarily by European banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $372 million and $282 million, respectively, as of December 31, 2011. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $89 million and $54 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2011, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$896	$31	$2	$925
Due after one year through five years	5,570	428	41	5,957
Due after five years through ten years	8,805	895	99	9,601
Due after ten years	5,744	1,032	50	6,726

	21,015	2,386	192	23,209
Mortgage-backed and asset-backed securities	5,853	312	521	5,644

Total fixed maturity securities	$26,868	$2,698	$713	$28,853

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable equity securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2011:
Obligations of states and political subdivisions	4	$71	$2
Foreign governments	11	73	4
Corporate securities	314	2,183	186
RMBS	207	2,624	491
CMBS	10	77	6
Collateralized debt obligations	3	91	17
Other asset-backed securities	13	101	7

Total fixed maturity securities	562	5,220	713

Perpetual preferred securities	19	177	60
Other securities	12	89	5

Total other securities	31	266	65

Total	593	$5,486	$778

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2011:
Obligations of states and political subdivisions				4	$71	$2
Foreign governments	11	$73	$4
Corporate securities	217	1,159	49	97	1,024	137
RMBS	49	401	14	158	2,223	477
CMBS	7	37	2	3	40	4
Collateralized debt obligations				3	91	17
Other asset-backed securities	8	89	6	5	12	1

Total fixed maturity securities	292	1,759	75	270	3,461	638

Perpetual preferred securities	8	57	6	11	120	54
Other securities	6	42	2	6	47	3

Total other securities	14	99	8	17	167	57

Total	306	$1,858	$83	287	$3,628	$695

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2010:
U.S. Treasury securities	3	$429	$15
Obligations of states and political subdivisions	44	612	44
Foreign governments	7	56	1
Corporate securities	350	3,161	207
RMBS	287	2,976	597
CMBS	21	141	11
Collateralized debt obligations	5	67	26
Other asset-backed securities	19	122	8

Total fixed maturity securities	736	7,564	909

Perpetual preferred securities	17	195	35
Other securities	29	112	16

Total other securities	46	307	51

Total	782	$7,871	$960

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2010:
U.S. Treasury securities	3	$429	$15
Obligations of states and political subdivisions	32	374	16	12	$238	$28
Foreign governments	7	56	1
Corporate securities	241	1,926	66	109	1,235	141
RMBS	94	156	4	193	2,820	593
CMBS	15	52	2	6	89	9
Collateralized debt obligations				5	67	26
Other asset-backed securities	7	30	1	12	92	7

Total fixed maturity securities	399	3,023	105	337	4,541	804

Perpetual preferred securities				17	195	35
Other securities	3	17	1	26	95	15

Total other securities	3	17	1	43	290	50

Total	402	$3,040	$106	380	$4,831	$854

The Company has evaluated fixed maturity and other securities with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2011.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Millions)
Prime RMBS:
AAA	$223	$230	9%	7%				2%
AA	91	93	3%	3%
A	119	117	5%	4%	1%
BAA	95	95	4%	3%	1%
BA and below	2,058	1,823	79%	6%	27%	33%	13%

Total	$2,586	$2,358	100%	23%	29%	33%	13%	2%

Alt-A RMBS:
AAA	$39	$34	5%	5%
AA	23	23	3%	1%	1%	1%
A	3	3	1%	1%
BA and below	653	478	91%	2%	11%	28%	50%

Total	$718	$538	100%	9%	12%	29%	50%	0%

Sub-prime RMBS:
AAA	$17	$16	5%	5%
A	28	27	8%	8%
BAA	72	67	20%	20%
BA and below	246	194	67%	49%	17%		1%

Total	$363	$304	100%	82%	17%	0%	1%	0%

CMBS:
AAA	$573	$593	77%	34%	1%	1%	21%	20%
AA	120	134	16%	12%				4%
A	15	12	2%	2%
BAA	4	5	1%					1%
BA	28	27	4%				4%

Total	$740	$771	100%	48%	1%	1%	25%	25%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2011, the Company has received advances of $1.0 billion from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka. The funding agreement liabilities are included in policyholder account balances. As of December 31, 2011, fixed maturity securities with an estimated fair value of $1.1 billion are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2011, the Company holds $50 million of FHLB of Topeka stock, which has been restricted for sale and is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2011, no assets are pledged as collateral. As of December 31, 2011, PL&A holds FHLB of San Francisco stock with an estimated fair value of $4 million, which has been restricted for sale and is recorded in other investments.

In connection with the acquired life retrocession business (Note 5), as of December 31, 2011, fixed maturity securities and cash and cash equivalents of $377 million and $12 million, respectively, have been pledged as collateral in reinsurance trusts.

Major categories of investment income (loss) and related investment expense are summarized as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Fixed maturity securities	$1,458	$1,506	$1,448
Equity securities	15	19	20
Mortgage loans	391	337	297
Real estate	107	93	92
Policy loans	204	214	229
Partnerships and joint ventures	163	119	(78)
Other	16		12

Gross investment income	2,354	2,288	2,020
Investment expense	168	166	158

Net investment income	$2,186	$2,122	$1,862

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$113	$167	$42
Gross losses on sales	(16)	(32)	(18)

Total fixed maturity securities	97	135	24

Equity securities:
Gross gains on sales	9	4
Gross losses on sales			(11)

Total equity securities	9	4	(11)

Non-marketable securities	34
Trading securities	(7)	12	20
Real estate	5	21
Variable annuity GLB embedded derivatives	(1,191)	185	2,211
Variable annuity GLB policy fees	197	208	147
Variable annuity derivatives — interest rate swaps			(104)
Variable annuity derivatives — total return swaps	(366)	(534)	(1,542)
Equity put options	135	(159)	(672)
Foreign currency and interest rate swaps	75	16	9
Forward starting interest rate swaps	299
Synthetic GIC policy fees	43	30	25
Other	9	(12)	46

Total	$(661)	$(94)	$153

The table below summarizes the OTTIs by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
	(In Millions)
Year ended December 31, 2011:
Corporate securities (1)	$24		$24
RMBS	102	$256	358
Equity securities	11		11

OTTIs — fixed maturity and equity securities	137	256	393
Mortgage loans	5		5
Real estate	1		1
Other investments	10		10

Total OTTIs	$153	$256	$409

Year ended December 31, 2010:
Corporate securities	$10		$10
RMBS	64	$215	279
Collateralized debt obligations	1		1

OTTIs — fixed maturity securities	75	215	290
Real estate	27		27
Other investments	11		11

Total OTTIs	$113	$215	$328

Year ended December 31, 2009:
Corporate securities (2)	$63	$2	$65
RMBS	116	315	431
Collateralized debt obligations	66	13	79
Perpetual preferred securities	26		26

OTTIs — fixed maturity and equity securities	271	330	601
Other investments	40		40

Total OTTIs	$311	$330	$641

(1)	Included are $7 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

(2)	Included are $29 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.

The table below details the amount of OTTIs attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended
	December 31,
	2011	2010
	(In Millions)
Cumulative credit loss, January 1	$245	$200
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	15	14
Securities previously other than temporarily impaired	87	46

Total additions	102	60

Reductions for credit impairments previously recognized on:
Securities that matured or were sold	(71)	(5)
Securities due to an increase in expected cash flows and time value of cash flows	(8)	(10)

Total subtractions	(79)	(15)

Cumulative credit loss, December 31	$268	$245

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2011:
Obligations of states and political subdivisions		$2	$2
Foreign governments		4	4
Corporate securities		186	186
RMBS	$301	190	491
CMBS		6	6
Collateralized debt obligations	17		17
Other asset-backed securities		7	7

Total fixed maturity securities	$318	$395	$713

Perpetual preferred securities		$60	$60
Other equity securities		1	1

Total equity securities	—	$61	$61

December 31, 2010:
U.S. Treasury securities		$15	$15
Obligations of states and political subdivisions		44	44
Foreign governments		1	1
Corporate securities		207	207
RMBS	$308	289	597
CMBS		11	11
Collateralized debt obligations	26		26
Other asset-backed securities		8	8

Total fixed maturity securities	$334	$575	$909

Perpetual preferred securities		$35	$35

Total equity securities	—	$35	$35

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Available for sale securities:
Fixed maturity	$1,117	$1,185	$2,455
Equity	(32)	23	124

Total available for sale securities	$1,085	$1,208	$2,579

Trading securities	$(12)	$14	$26

Trading securities, included in other investments, totaled $215 million and $349 million as of December 31, 2011 and 2010, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2011 and 2010 were $9 million and $21 million, respectively.

As of December 31, 2011 and 2010, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $7,599 million and $6,693 million as of December 31, 2011 and 2010, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2011, $1,423 million, $1,250 million, $844 million, $657 million and $642 million were located in Washington, California, District of Columbia, Florida, and Texas, respectively. As of December 31, 2011, $382 million was located in Canada. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2011 or 2010. As of December 31, 2011, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

As of December 31, 2011, there were three mortgage loans totaling $287 million that were considered impaired, and an impairment loss of $5 million was recorded as the underlying collateral of two of these mortgage loans was lower than the carrying amount and they were in the process of foreclosure. No impairment loss was recorded for the other mortgage loan since the estimated fair value of the collateral was greater than the carrying amount. As of December 31, 2010, one mortgage loan totaling $6 million was foreclosed upon. Since the estimated fair value of the collateral was greater than the carrying amount, no impairment loss was recorded.

Real estate investments totaled $534 million and $547 million as of December 31, 2011 and 2010, respectively. During the years ended December 31, 2011 and 2010, real estate investment write-downs totaled $1 million and $27 million, respectively. The Company had no real estate investment write-downs during the year ended December 31, 2009.

9.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2011	2010
	(In Millions)
Aircraft	$4,569	$3,502
Aircraft consolidated from VIEs	2,613	2,938

	7,182	6,440
Accumulated depreciation	1,337	1,181

Aircraft leasing portfolio, net	$5,845	$5,259

As of December 31, 2011, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2012	2013	2014	2015	2016	Thereafter

Domestic	$64	$63	$61	$52	$48	$186
Foreign	537	435	379	306	248	489

Total operating leases	$601	$498	$440	$358	$296	$675

Included in the table above are three aircraft ACG has subleased to airlines with lease maturity dates of July 2021, March 2023 and April 2024 with total future rentals of $148 million. The revenue related to these aircraft, included in aircraft leasing revenue, was $11 million and $1 million for the years ended December 31, 2011 and 2010, respectively. There were no sublease revenues for the year ended December 31, 2009. These aircraft were sold to third-parties and subsequently leased back with lease maturity dates of March 2023 and December 2025. See Note 21 for the future lease commitments and minimum rentals to be received related to these sale leaseback transactions.

As of December 31, 2011 and 2010, aircraft with a carrying amount of $4,317 million and $4,802 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

During the years ended December 31, 2011, 2010 and 2009, ACG recognized aircraft impairments of $15 million, $4 million and zero, respectively, which are included in operating and other expenses.

The Company had four and five non-earning aircraft in the portfolio as of December 31, 2011 and 2010, respectively.

During the years ended December 31, 2011, 2010 and 2009, ACG recognized pre-tax gains on the sale of aircraft of $33 million, $18 million and zero, respectively, which are included in other income. Aircraft held for sale totaled $6 million and $4 million as of December 31, 2011 and 2010, respectively, and are included in aircraft leasing portfolio, net.

See Note 21 for future aircraft purchase commitments.

10.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in its consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The Company developed a pattern of forecasted transactions that did not occur as originally forecasted, and as a result, derivative instruments in the Company’s insurance operations previously designated as cash flow hedges should have been reported as derivatives not designated as hedging instruments during 2010. The impact of the discontinuance of cash flow hedge accounting was insignificant to the consolidated financial statements as of and for the year ended December 31, 2010, and therefore, the consolidated financial statements and footnote disclosures as of and for the year ended December 31, 2010 were not revised.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded as a component of net reinsurance recoverable in other assets.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return and changes in fair value of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments and receipts are recognized in net realized investment gain (loss).

The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. As part of its asset/liability management, the Company generally utilizes futures contracts to manage its interest rate and market risk related to bonds. Future contracts have limited off-balance sheet credit risk as they are executed on organized exchanges and require security deposits, as well as daily cash settlement of margins.

The Company offers indexed universal life insurance products, which credit the price return of an underlying index to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year S&P 500 indexed account capped at 13%, two year S&P 500 index account capped at 32%, five year S&P 500 indexed account, or one year global index account capped at 13%. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price and the settlements will be recognized in net realized investment gain (loss).

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2011	2010
	(In Millions)
Variable annuity GLB embedded derivatives	$38,960	$37,147
Variable annuity GLB reinsurance contracts	14,744	15,117
Variable annuity derivatives — total return swaps	3,666	2,891
Equity put options	6,133	5,285
Synthetic GICs	21,593	22,402
Foreign currency and interest rate swaps	8,020	568
Forward starting interest rate swaps	1,140
Futures	1,400
Other	2,084	1,438
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments of $418 million, $560 million and $1,476 million for the years ended December 31, 2011, 2010 and 2009, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps			$(168)
Variable annuity derivatives — total return swaps	$(121)	$(84)	(102)
Equity put options	252	(60)	(580)
Foreign currency and interest rate swaps	170 (1)		7
Forward starting interest rate swaps	281
Other	34	39	27
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	(1,191)	185	2,211
Other	23	(23)	(14)

Total	$(552)	$57	$1,381

(1)	Includes foreign currency transaction gains and (losses) for foreign currency interest rate swaps.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated cash flows in the non-insurance company operations are considered probable to occur and are generally completed within 24 years of the inception of the hedge.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2011, 2010 and 2009, hedge ineffectiveness related to designated cash flow hedges reflected in net realized investment gain (loss) was immaterial.

For the year ended December 31, 2011, the Company reclassified a gain, net of tax, of $12 million from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2010 and 2009 were immaterial. Over the next twelve months, the Company anticipates that $12 million of deferred losses, net of tax, on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings. For the year ended December 31, 2011, all of the non-insurance company operation’s (primarily ACG) hedged forecasted transactions for outstanding cash flow hedges were determined to be probable of occurring.

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2011	2010
	(In Millions)
Foreign currency and interest rate swaps	$1,531	$7,644
Forward starting interest rate swaps		1,140
The following table summarizes amounts recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges. The amounts presented do not include the periodic net settlements of the derivatives.

	Gain (Loss)
	Recognized in
	OCI on Derivatives
	(Effective Portion)
	Years Ended December 31,
	2011	2010	2009
	(In Millions)
Derivatives in cash flow hedges:
Foreign currency and interest rate swaps	$5	$(14)	$108
Forward starting interest rate swaps		29	(254)

Total	$5	$15	$(146)

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

Interest rate swap agreements are used to convert a U.S. dollar denominated fixed rate asset or liability to a floating U.S. dollar denominated rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life also used interest rate swaps to convert fixed rate surplus notes to variable notes (Note 13). The Company had outstanding derivatives designated as fair value hedges with notional amounts for foreign currency and interest rate swaps of zero and $1,592 million as of December 31, 2011 and 2010, respectively.
The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives designated as fair value hedges. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. The amounts presented do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

	Gain (Loss)			Gain (Loss)
	Recognized in			Recognized in
	Income on Derivatives			Income on Hedged Items
	Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009
	(In Millions)			(In Millions)
Derivatives in fair value hedges:
Interest rate swaps	$328	$85	$97	$(334)	$(98)	$(93)

Total	$328	$85	$97	$(334)	$(98)	$(93)

For the years ended December 31, 2011, 2010 and 2009, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($6) million, ($13) million and $4 million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2011	2010		2011	2010
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps		$326	(1)		$308	(1)
		18	(5)	$111	326	(5)
Forward starting interest rate swaps		51	(1)		1	(1)
		20	(5)

Total derivatives designated as hedging instruments	—	415		111	635

Derivatives not designated as hedging instruments:
Variable annuity derivatives — total return swaps	$1		(1)	63	41	(1)
				2	33	(5)
Equity put options	543	254	(1)	2	15	(1)
		33	(5)		13	(5)
Foreign currency and interest rate swaps	332	30	(1)	242	4	(1)
	8	1	(5)	104		(5)
Forward starting interest rate swaps	293		(1)
	29		(5)
Other	35	29	(1)	29	23	(1)
	2	15	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	230	25	(2)	1,938	542	(3)
Other				67	76	(4)

Total derivatives not designated as hedging instruments	1,473	387		2,447	747

Total derivatives	$1,473	$802		$2,558	$1,382

Location on the consolidated statements of financial condition:

(1)	Other investments

(2)	Other assets

(3)	Future policy benefits

(4)	Policyholder account balances

(5)	Other liabilities
Cash collateral received from counterparties was $658 million and $251 million as of December 31, 2011 and 2010, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $36 million and $145 million as of December 31, 2011 and 2010, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

As of December 31, 2011 and 2010, the Company had also accepted collateral consisting of various securities with an estimated fair value of $77 million and $36 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2011 and 2010, none of the collateral had been repledged. As of December 31, 2011 and 2010, the Company provided collateral in the form of various securities with an estimated fair value of $1 million and $15 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2011 was $137 million. The maximum exposure to any single counterparty was $21 million at December 31, 2011.

For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2011, the Company’s financial strength ratings were above the specified level.

The Company enters into collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2011, is $81 million for which the Company has posted collateral of $36 million in the normal course of business. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2011, the Company would have been required to post an additional $15 million of collateral to its counterparties.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

11.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2011	2010

	(In Millions)
UL	$20,941	$20,098
Annuity and deposit liabilities	9,162	8,335
Funding agreements	3,178	4,618
GICs	1,111	2,025

Total	$34,392	$35,076

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2011	2010

	(In Millions)
Annuity reserves	$5,572	$4,926
Variable annuity GLB embedded derivatives	1,936	542
Policy benefits payable	741	363
Life insurance	591	411
Closed Block liabilities	300	303
URR	289	510
Other	38	25

Total	$9,467	$7,080

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 10.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased. Outstanding GMWBL features were not significant at December 31, 2011.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2011	2010

	($ In Millions)
Return of net deposits
Separate account value	$45,720	$49,673
Net amount at risk (1)	2,311	1,738
Average attained age of contract holders	63 years	61 years

Anniversary contract value
Separate account value	$14,832	$16,814
Net amount at risk (1)	1,664	1,299
Average attained age of contract holders	64 years	62 years

Minimum return
Separate account value	$1,040	$1,211
Net amount at risk (1)	555	505
Average attained age of contract holders	67 years	65 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2011	2010

	($ In Millions)
Separate account value	$2,345	$2,744
Average attained age of contract holders	59 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2011	2010	2011	2010

	GMDB		GMIB

	(In Millions)		(In Millions)
Balance, beginning of year			$43	$38
Changes in reserves	$26	$42	39	14
Benefits paid	(26)	(42)	(4)	(9)

Balance, end of year	—	—	$78	$43

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010

	(In Millions)
Asset type
Domestic equity	$22,908	$26,290
International equity	6,272	6,447
Bonds	16,137	16,484
Money market	403	452

Total separate account value	$45,720	$49,673

13.	DEBT

Debt consists of the following:

	December 31,
	2011	2010

	(In Millions)
Long-term debt:
Surplus notes	$1,600	$1,600
Deferred gains from derivative hedging activities	417
Fair value adjustment for derivative hedging activities		84
Non-recourse long-term debt:
Debt recourse only to ACG	3,332	2,499
ACG non-recourse debt	550	621
Other non-recourse debt	103	120
ACG VIE debt (Note 4)	1,130	1,587
Other VIE debt (Note 4)	20	5

Total long-term debt	$7,152	$6,516

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2011 and 2010. Pacific Life replaced a bank revolving credit facility of $400 million in November 2011 that was scheduled to mature in 2012 and served as a back-up line of credit for the commercial paper program, with a new bank revolving credit facility of $400 million maturing in November 2016 that will serve as a back-up line of credit to the commercial paper program. These facilities had no debt outstanding as of December 31, 2011 and 2010. As of and during the year ended December 31, 2011, Pacific Life was in compliance with the debt covenants related to these facilities.

PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2011 and 2010.

Pacific Life has approval from the FHLB of Topeka to receive advances up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2011 and 2010. The Company had no additional funding capacity from eligible collateral as of December 31, 2011 and 2010.

PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $121 million. Of this amount, half, or $60.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2011 and 2010, PL&A had no debt outstanding with the FHLB of San Francisco.

ACG has a revolving credit agreement with a bank for a $200 million borrowing facility. Interest is at variable rates and the facility matures in October 2013. There was no debt outstanding in connection with this revolving credit agreement as of December 31, 2011 and 2010. This credit facility is recourse only to ACG.

LONG-TERM DEBT

In June 2009, Pacific Life issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting the 9.25% surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR). The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. This fair value adjustment to the carrying amount of the 9.25% surplus notes, which increased long-term debt by $53 million as of December 31, 2010 was offset by an estimated fair value adjustment which was also recorded for the interest rate swap derivative instruments. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date which increased the carrying value by $364 million will be amortized over the remaining life of the surplus notes using the effective interest method. Total unamortized deferred gains are $362 million as of December 31, 2011.

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in estimated fair value of the hedged surplus notes associated with changes in interest rates were reflected as an adjustment to their carrying amount. This fair value adjustment to the carrying amount of the 7.9% surplus notes, which increased long-term debt by $31 million as of December 31, 2010 was offset by an estimated fair value adjustment which was also recorded for the interest rate swap derivative instruments. During the year ended December 31, 2011, the interest rate swaps were terminated and the fair value adjustment as of the termination date which increased the carrying value by $56 million will be amortized over the remaining life of the surplus notes using the effective interest method. Total unamortized deferred gains are $55 million as of December 31, 2011.

In March 2010, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.

ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.7% to 4.4% as of December 31, 2011 and from 0.4% to 4.5% as of December 31, 2010. As of December 31, 2011, $1,455 million was outstanding on these loans with maturities ranging from 2014 to 2023. Principal payments due over the next twelve months are $120 million. As of December 31, 2010, $1,524 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various senior unsecured loans with third-parties. Interest on these loans is payable monthly, quarterly or semi-annually and ranged from 2.0% to 7.2% as of December 31, 2011 and from 5.7% to 7.2% as of December 31, 2010. As of December 31, 2011, $1,813 million was outstanding on these loans with maturities ranging from 2012 to 2021. Principal payments over the next twelve months are $120 million. As of December 31, 2010, $975 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft orders and deposits. Interest on these loans is payable monthly and was 2.0% as of December 31, 2011. As of December 31, 2011, $64 million was outstanding on these loans with maturities ranging from 2012 to 2013. Principal payments due over the next twelve months are $47 million. As of December 31, 2010, there was no amount outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 2.8% to 3.3% as of December 31, 2011 and from 1.6% to 3.3% as of December 31, 2010. As of December 31, 2011, $550 million was outstanding on these facilities and loans with maturities ranging from 2013 to 2014. As of December 31, 2010, $621 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.

Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates ranged from 3.6% to 5.4% as of December 31, 2011 and ranged from 5.8% to 6.2% as of December 31, 2010. Variable rates ranged from 1.5% to 4.0% as of December 31, 2011 and 1.4% to 2.0% as of December 31, 2010. As of December 31, 2011, there was $103 million outstanding on these loans with maturities ranging from 2012 to 2017. Principal payments due over the next twelve months are $54 million. As of December 31, 2010, there was $120 million outstanding on these loans. During the year ended December 31, 2011, one of these loans totaling $32 million was returned in foreclosure. All of these loans are secured by real estate properties and are non-recourse to the Company.

14.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as certain structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2011 and 2010.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2011:
Assets:
U.S. Treasury securities		$35				$35
Obligations of states and political subdivisions		1,170	$9			1,179
Foreign governments		422	81			503
Corporate securities		19,875	1,617			21,492
RMBS		3,137	1,036			4,173
CMBS		520	251			771
Collateralized debt obligations		4	111			115
Other asset-backed securities		289	296			585

Total fixed maturity securities	—	25,452	3,401			28,853

Perpetual preferred securities		202	26			228
Other equity securities	$73					73

Total equity securities	73	202	26			301

Trading securities	89	91	35			215
Other investments			54			54
Derivatives:
Foreign currency and interest rate swaps		340		$340	$(250)	90
Forward starting interest rate swaps		322		322	(29)	293
Equity derivatives			544	544	(65)	479
Embedded derivatives			230	230		230
Other		4	33	37	(31)	6

Total derivatives	—	666	807	1,473	(375)	1,098

Separate account assets (2)	51,184	128	113			51,425

Total	$51,346	$26,539	$4,436	$1,473	$(375)	$81,946

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$457		$457	$(250)	$207
Forward starting interest rate swaps					(29)	(29)
Equity derivatives			$67	67	(65)	2
Embedded derivatives			2,005	2,005		2,005
Other		1	28	29	(31)	(2)

Total	—	$458	$2,100	$2,558	$(375)	$2,183

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Millions)
December 31, 2010:
Assets:
U.S. Treasury securities		$920				$920
Obligations of states and political subdivisions		886	$39			925
Foreign governments		412	70			482
Corporate securities		18,040	1,628			19,668
RMBS		3,573	1,068			4,641
CMBS		757	254			1,011
Collateralized debt obligations		5	115			120
Other asset-backed securities		266	280			546

Total fixed maturity securities	—	24,859	3,454			28,313

Perpetual preferred securities		263	12			275
Other equity securities	$3		1			4

Total equity securities	3	263	13			279

Trading securities	91	192	66			349
Other investments			173			173
Derivatives:
Foreign currency and interest rate swaps		371	4	$375	$(331)	44
Forward starting interest rate swaps		71		71	(21)	50
Equity derivatives			287	287	(89)	198
Embedded derivatives			25	25		25
Other		4	40	44	(38)	6

Total derivatives	—	446	356	802	(479)	323

Separate account assets (2)	55,438	123	100			55,661

Total	$55,532	$25,883	$4,162	$802	$(479)	$85,098

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$638		$638	$(331)	$307
Forward starting interest rate swaps		1		1	(21)	(20)
Equity derivatives			$102	102	(89)	13
Embedded derivatives			618	618		618
Other			23	23	(38)	(15)

Total	—	$639	$743	$1,382	$(479)	$903

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities, and investment income due and accrued are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.

For securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.

Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, estimated fair values are determined by evaluating prices from third-party pricing services and independent brokers or other internally derived valuation models are utilized. The inputs used to measure estimated fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate estimated fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their estimated fair values are market observable and appropriate. Other externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2011, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2011.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity and short-term securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity securities are included in Level 2. Level 3 assets include any investments where estimated fair value is based on management assumptions or obtained from independent third-parties and estimated fair value measurement inputs are not sufficiently transparent.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

				Transfers
		Total Gains or Losses		In and/or
	January 1,	Included in	Included in	Out of				December 31,
	2011	Earnings	OCI	Level 3 (1)	Purchases	Sales	Settlements	2011
	(In Millions)
Obligations of states and political subdivisions	$39		$3	$(33)				$9
Foreign governments	70			14			$(3)	81
Corporate securities	1,628	$(6)	14	(2)	$366	$(164)	(219)	1,617
RMBS	1,068	(66)	55	141	17	(12)	(167)	1,036
CMBS	254		3		47		(53)	251
Collateralized debt obligations	115	3	(2)				(5)	111
Other asset-backed securities	280	2	7	2	31		(26)	296

Total fixed maturity securities (2)	3,454	(67)	80	122	461	(176)	(473)	3,401

Perpetual preferred securities	12			14				26
Other equity securities	1			(1)				—

Total equity securities (2)	13	—	—	13	—	—	—	26

Trading securities (2)	66			(2)	20	(4)	(45)	35
Other investments (2)	173	34	(12)		2	(143)		54
Derivatives, net:
Foreign currency and interest rate swaps	4			(4)				—
Equity derivatives	185	91			81		120	477
Embedded derivatives	(593)	(1,167)			(52)		37	(1,775)
Other	17	26		(1)			(37)	5

Total derivatives	(387)	(1,050)	—	(5)	29	—	120	(1,293)

Separate account assets (3)	100	2		1	11		(1)	113

Total	$3,419	$(1,081)	$68	$129	$523	$(323)	$(399)	$2,336

					Purchases,
				Transfers	Sales,
		Total Gains or Losses		In and/or	Issuances,
	January 1,	Included in	Included in	Out of	and	December 31,
	2010	Earnings	OCI	Level 3 (1)	Settlements	2010
	(In Millions)
U.S. Treasury securities	$6				$(6)
Obligations of states and political subdivisions	34	$4	$(7)	$(4)	12	$39
Foreign governments	108		7	(43)	(2)	70
Corporate securities	2,287	38	25	(547)	(175)	1,628
RMBS	3,650	(44)	500	(2,407)	(631)	1,068
CMBS	327		20	(59)	(34)	254
Collateralized debt obligations	104	5	7	2	(3)	115
Other asset-backed securities	235		7	65	(27)	280

Total fixed maturity securities (2)	6,751	3	559	(2,993)	(866)	3,454

Perpetual preferred securities	70		3	(42)	(19)	12
Other equity securities			1			1

Total equity securities (2)	70	—	4	(42)	(19)	13

Trading securities (2)	29	2		27	8	66
Other investments (2)	163		6		4	173
Derivatives, net:
Foreign currency and interest rate swaps	3		1			4
Equity derivatives	282	(173)			76	185
Embedded derivatives	(746)	162			(9)	(593)
Other	14	22			(19)	17

Total derivatives	(447)	11	1	—	48	(387)

Separate account assets (3)	101	6			(7)	100

Total	$6,667	$22	$570	$(3,008)	$(832)	$3,419

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.

(2)	Amounts included in earnings are recognized either in net investment income or net realized investment gain (loss).

(3)	The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
During the year ended December 31, 2011, the Company transferred $884 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $762 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2011, the Company did not have any significant transfers between Level 1 and Level 2.

During the year ended December 31, 2010, the Company transferred $923 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $3,916 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased use of market observable inputs to estimate fair value for non-agency RMBS. During the first three quarters of 2010, the Company utilized an internally developed weighting of valuations for non-agency RMBS which were reported as Level 3 securities. In the fourth quarter of 2010, the Company determined that there had been an increase in the volume and level of trading activity for these securities and utilized prices obtained from third-party pricing services. As a result, these securities were transferred out of Level 3 and classified as Level 2 securities. During the year ended December 31, 2010, the Company did not have any significant transfers between Level 1 and 2.

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	December 31,
	2011	2010

	(In Millions)
Corporate securities (1)		$(2)
Derivatives, net: (1)
Equity derivatives	$206	249
Embedded derivatives	(1,165)	164
Other	9	13

Total derivatives	(950)	426

Separate account assets (2)	2	7

Total	$(948)	$431

(1)	Amounts are recognized in net realized investment gain (loss).

(2)	The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2011			Year Ended December 31, 2010
	Carrying Value	Estimated Fair	Net	Carrying Value	Estimated Fair	Net
	Prior to	Value After	Investment	Prior to	Value After	Investment
	Measurement	Measurement	Loss	Measurement	Measurement	Loss
	(In Millions)
Mortgage loans	$8	$3	$(5)
Real estate investments	8	7	(1)	$69	$42	$(27)
Aircraft	51	36	(15)	24	20	(4)
MORTGAGE LOANS

During the year ended December 31, 2011, the Company recognized an impairment of $5 million, which is included in OTTIs and is related to two commercial mortgage loans, which are currently in the process of foreclosure. The estimated fair value after measurement is based on the underlying real estate collateral of the two loans. These write-downs to estimated fair value represent nonrecurring fair value measurements that have been classified as Level 3 due to the limited activity and lack of price transparency inherent in the market for such investments.

REAL ESTATE INVESTMENTS

During the years ended December 31, 2011 and 2010, the Company recognized impairments of $1 million and $27 million, respectively, which are included in OTTIs. The impaired investments presented above were accounted for using the cost basis. Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property may be considered impaired and written-down to its estimated fair value. Estimated fair value is determined using a combination of the present value of the expected future cash flows and comparable sales. These write-downs to estimated fair value represent nonrecurring fair value measurements that have been classified as Level 3 due to the limited activity and lack of price transparency inherent in the market for such investments.

AIRCRAFT

During the years ended December 31, 2011 and 2010, the Company recognized impairments of $15 million and $4 million, respectively, which are included in operating and other expenses, as a result of declines in the estimated future cash flows to be received from five and two aircraft, respectively. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and records write-offs to recognize losses in the value of aircraft when management believes that, based on future estimated cash flows, the recoverability of the Company’s investment in an aircraft has been impaired. The estimated fair value is based on the present value of the future cash flows, which include contractual lease agreements, projected future lease payments as well as a disposition value. Projected future lease payments are based upon current contracted lease rates for similar aircraft and industry trends. The disposition value reflects an aircraft’s estimated residual value or estimated sales price. The cash flows were based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2011 and 2010. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$7,596	$7,818	$6,693	$6,906
Policy loans	6,812	6,812	6,690	6,690
Other invested assets	193	218	183	190
Cash and cash equivalents	2,829	2,829	2,270	2,270
Restricted cash	280	280	214	214
Liabilities:
Funding agreements and GICs (1)	4,284	4,632	6,635	7,127
Annuity and deposit liabilities	9,162	9,162	8,335	8,335
Long-term debt	7,152	7,072	6,516	6,775

(1)	Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2011 and 2010:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The estimated fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the consolidated statements of equity. The disclosure of the gross components of other comprehensive income and related taxes are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$1,054	$1,272	$2,594
Derivatives	(9)	15	(146)
Income tax expense	(365)	(438)	(861)
Reclassification adjustment:
Sale of securities available for sale — net realized investment gain	(106)	(139)	(13)
OTTI recognized on securities available for sale	137	75	271
Derivatives — net investment income	22		(1)
Derivatives — net realized investment gain	(18)
Derivatives — interest credited	48	24	26
Income tax benefit	(29)	(1)	(98)
Allocation of holding gain to DAC	(94)	(255)	(415)
Allocation of holding gain (loss) to future policy benefits	(54)	41	85
Income tax expense	52	75	113
Cumulative effect of adoption of new accounting pronouncement			(263)
Income tax expense			93

Unrealized gain on derivatives and securities available for sale, net	638	669	1,385

Other, net:
Holding gain (loss) on other securities	(12)	9	22
Income tax (expense) benefit	4	(4)	(8)

Net unrealized gain (loss) on other securities	(8)	5	14
Other, net of tax	(4)	(3)	33

Other, net	(12)	2	47

Total other comprehensive income, net	$626	$671	$1,432

16.	REINSURANCE

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $507 million and $326 million as of December 31, 2011 and 2010, respectively. Reinsurance payables, included in other liabilities, were $146 million and $47 million as of December 31, 2011 and 2010, respectively.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)
Direct premiums	$1,051	$626	$666
Reinsurance assumed (1)	256	122	60
Reinsurance ceded (2)	(325)	(339)	(323)

Insurance premiums	$982	$409	$403

(1)	Included are $18 million, $11 million and $4 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2011, 2010 and 2009, respectively. PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia. Also included for the year ended December 31, 2010 is $59 million of assumed premiums from PAR Bermuda.

(2)	Included are $21 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2010 and 2009.
17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan (ERP) covering all eligible employees of the Company. The Company amended the ERP to terminate effective December 31, 2007. In September 2009, the Company received regulatory approval to commence the final termination of the ERP and payment of plan benefits to the participants. The Company completed the final distribution of plan assets to participants in December 2009. The Company recognized settlement costs of $72 million during the year ended December 31, 2009.

Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2011 and 2010, the projected benefit obligation was $46 million and $44 million, respectively. The fair value of plan assets as of December 31, 2011 and 2010 was zero. The net periodic benefit expense of the SERPs was $5 million, $5 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company incurred a net pension expense of $5 million, $5 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively, as detailed in the following table:

	Years Ended December 31,
	2011		2010		2009
	ERP	SERP	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)		(In Millions)
Components of the net periodic pension expense:
Service cost — benefits earned during the year		$2		$2		$2
Interest cost on projected benefit obligation		2		2	$12	2
Expected return on plan assets					(12)
Settlement costs					72
Amortization of net loss, net obligations and prior service cost		1		1	3

Net periodic pension expense	—	$5	—	$5	$75	$4

Significant plan assumptions:

	December 31,
	2011	2010

Weighted-average assumptions used to determine benefit obligations for the SERP:
Discount rate	4.00%	4.75%
Salary rate	4.50%	4.50%

	Years Ended December 31,
	2011	2010	2009

Weighed-average assumptions used to determine the ERP’s net periodic pension expense:
Discount rate	N/A	N/A	6.30%
Expected long-term return on plan assets	N/A	N/A	N/A
The salary rate used to determine the net periodic pension expense for the SERP was 4.50% for the years ended December 31, 2011, 2010 and 2009.

Pacific Life’s expected SERP contribution payments are as follows for the years ending December 31 (In Millions):

2012	2013	2014	2015	2016	2017-2021
$5	$4	$4	$4	$3	$14
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP, including the matching contribution, amounted to $28 million, $27 million and $26 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2011, 2010 and 2009 was $1 million. As of December 31, 2011 and 2010, the accumulated benefit obligation was $23 million and $19 million, respectively. The fair value of the plan assets as of December 31, 2011 and 2010 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 4.25% and 4.85% for 2011 and 2010, respectively.

Benefit payments for the year ended December 31, 2011 amounted to $2 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2012	2013	2014	2015	2016	2017-2021
$2	$2	$2	$2	$2	$9
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)
Current	$5	$7	$(407)
Deferred	141	56	451

Provision for income taxes from continuing operations	146	63	44
Benefit from income taxes from discontinued operations	(4)		(11)

Total	$142	$63	$33

A reconciliation of the provision for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)
Provision for income taxes at the statutory rate	$318	$205	$170
Separate account dividends received deduction	(95)	(106)	(93)
Singapore Transfer	(32)	(17)
LIHTC and foreign tax credits	(17)	(18)	(19)
Internal Revenue Service settlement	(7)
Other	(21)	(1)	(14)

Provision for income taxes from continuing operations	$146	$63	$44

During 2010 and 2011, ACG transferred aircraft assets and related liabilities to foreign subsidiaries and affiliates in Singapore (collectively referred to as the Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2011 and 2010 by $32 million and $17 million, respectively, primarily due to the reversal of deferred taxes related to bases differences in the interest transferred. U.S. income taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary.

It is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. In addition to those basis differences transferred during 2011 and 2010, as of December 31, 2011, the Company has not made a provision for U.S. or additional foreign withholding taxes on approximately $6.5 million of foreign subsidiary undistributed earnings that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2009	$434
Additions and deletions	(420)

Balance at December 31, 2009	14

Additions and deletions
Balance at December 31, 2010	14
Additions and deletions	(14)

Balance at December 31, 2011	$0

During the year ended December 31, 2009, the Company’s contingency related to the accounting for uncertainty in income taxes decreased by $420 million. The Company resolved an uncertain tax accounting position on certain tax deductions resulting in a $402 million decrease. The Company also effectively settled $18 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $9 million of tax benefits.

During the year ended December 31, 2011, the Company effectively settled $14 million of the gross uncertain tax position related to separate account DRD, which resulted in the realization of $7 million of tax benefits. All realized tax benefits and related interest are recognized as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2011, 2010 and 2009, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2011	2010

	(In Millions)

Deferred tax assets:
Investment valuation	$590	$247
Tax net operating loss carryforwards	510	220
Policyholder reserves	349	672
Tax credit carryforwards	313	312
Deferred compensation	57	54
Aircraft maintenance reserves	13	24
Dividends to policyholders	8	8
Other	16	24

Total deferred tax assets	1,856	1,561

Deferred tax liabilities:
DAC	(1,546)	(1,257)
Depreciation	(671)	(625)
Hedging	(116)	(81)
Partnership income	(63)	(59)
Reinsurance	(20)	(27)
Other	(117)	(48)

Total deferred tax liabilities	(2,533)	(2,097)

Net deferred tax liability from continuing operations	(677)	(536)
Unrealized gain on derivatives and securities available for sale	(485)	(143)
Minimum pension liability and other adjustments	(8)	(12)

Net deferred tax liability	($1,170)	($691)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 1998 through 2011 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2011 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2011. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. Foreign tax credits and tax net operating loss carryforwards of $153 million expire between 2016 and 2021. AMT credits and tax net operating loss carryforwards of $29 million possess no expiration date. The remainder will expire between 2022 and 2031.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax year ended December 31, 2008. The State of California concluded audits for tax years 2003 and 2004 without material assessment. The Company does not expect the current Federal audits to result in any material assessments.

19.	SEGMENT INFORMATION
The Company has four operating segments: Life Insurance, Retirement Solutions, Aircraft Leasing and Reinsurance, a new segment formed as a result of the acquisition of the retrocession business disclosed in Note 5. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.
The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.
The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions and national/regional wirehouses.
The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.
The Reinsurance segment primarily includes the domestic life retrocession business, which was acquired in August 2011 (Note 5). Also included in the Reinsurance segment is international reinsurance the Company has assumed from PLR.
The Corporate and Other segment consists of assets and activities which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes several operations that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.
The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).
Certain segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.
The Company generates the majority of its revenues and net income from customers located in the U.S. As of December 31, 2011 and 2010, the Company had foreign investments with an estimated fair value of $8.2 billion and $8.0 billion, respectively. Aircraft leased to foreign customers were $5.3 billion and $5.1 billion as of December 31, 2011 and 2010, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2011, 2010 and 2009.

The following is segment information as of and for the year ended December 31, 2011:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$1,182	$1,701		$198		$3,081
Net investment income	954	818		4	$410	2,186
Net realized investment gain (loss)	83	(1,076)	$(3)		335	(661)
OTTIs	(38)	(33)			(82)	(153)
Investment advisory fees	22	233			13	268
Aircraft leasing revenue			607			607
Other income	13	159	48	3	3	226

Total revenues	2,216	1,802	652	205	679	5,554

BENEFITS AND EXPENSES
Policy benefits	429	1,343		179		1,951
Interest credited	736	302			280	1,318
Commission expenses	428	(352)		6	1	83
Operating expenses	352	168	99	18	113	750
Depreciation of aircraft			255			255
Interest expense			194		94	288

Total benefits and expenses	1,945	1,461	548	203	488	4,645

Income from continuing operations before provision (benefit) for income taxes	271	341	104	2	191	909
Provision (benefit) for income taxes	84	25	(7)	1	43	146

Income from continuing operations	187	316	111	1	148	763
Discontinued operations, net of taxes					(9)	(9)

Net income	187	316	111	1	139	754
Less: net income attributable to the noncontrolling interest from continuing operations			(6)		(65)	(71)

Net income attributable to the Company	$187	$316	$105	$1	$74	$683

Total assets	$31,334	$66,764	$7,389	$568	$8,565	$114,620
DAC	1,350	3,843		70		5,263
Separate account assets	5,698	45,752				51,450
Policyholder and contract liabilities	22,400	16,926		244	4,289	43,859
Separate account liabilities	5,698	45,752				51,450

The following is segment information as of and for the year ended December 31, 2010:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$1,092	$1,265		$10		$2,367
Net investment income	924	748			$450	2,122
Net realized investment gain (loss)	55	(73)	$(2)		(74)	(94)
OTTIs	(21)	(10)			(82)	(113)
Investment advisory fees	21	224				245
Aircraft leasing revenue			591			591
Other income	11	141	57	2	19	230

Total revenues	2,082	2,295	646	12	313	5,348

BENEFITS AND EXPENSES
Policy benefits	432	923		(4)		1,351
Interest credited	700	282			335	1,317
Commission expenses	355	475			1	831
Operating expenses	297	339	60		65	761
Depreciation of aircraft			241			241
Interest expense			178		84	262

Total benefits and expenses	1,784	2,019	479	(4)	485	4,763

Income (loss) from continuing operations before provision (benefit) for income taxes	298	276	167	16	(172)	585
Provision (benefit) for income taxes	93	(9)	41	6	(68)	63

Net income (loss)	205	285	126	10	(104)	522
Less: net income attributable to the noncontrolling interest from continuing operations			(9)		(41)	(50)

Net income (loss) attributable to the Company	$205	$285	$117	$10	$(145)	$472

Total assets	$30,337	$67,415	$6,893	$2	$10,015	$114,662
DAC	1,598	2,836			1	4,435
Separate account assets	5,982	49,701				55,683
Policyholder and contract liabilities	21,776	13,743		(5)	6,642	42,156
Separate account liabilities	5,982	49,701				55,683

The following is segment information for the year ended December 31, 2009:

	Life	Retirement	Aircraft		Corporate
	Insurance	Solutions	Leasing	Reinsurance	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$1,063	$1,209		$3		$2,275
Net investment income	892	610	$1		$359	1,862
Net realized investment gain (loss)		311	7		(165)	153
OTTIs	(63)	(53)			(195)	(311)
Investment advisory fees	18	190				208
Aircraft leasing revenue			578			578
Other income	10	112	13		2	137

Total revenues	1,920	2,379	599	3	1	4,902

BENEFITS AND EXPENSES
Policy benefits	363	863				1,226
Interest credited	681	193			379	1,253
Commission expenses	353	337			1	691
Operating expenses	290	285	59		148	782
Depreciation of aircraft			227			227
Interest expense			182		55	237

Total benefits and expenses	1,687	1,678	468		583	4,416

Income (loss) from continuing operations before provision (benefit) for income taxes	233	701	131	3	(582)	486
Provision (benefit) for income taxes	66	147	39	1	(209)	44

Income (loss) from continuing operations	167	554	92	2	(373)	442
Discontinued operations, net of taxes					(20)	(20)

Net income (loss)	167	554	92	2	(393)	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations			(9)		23	14

Net income (loss) attributable to the Company	$167	$554	$83	$2	$(370)	$436

20.	TRANSACTIONS WITH AFFILIATES
PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $294 million, $291 million and $244 million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $10 million, $8 million and $9 million for the years ended December 31, 2011, 2010 and 2009, respectively.
Additionally, the Pacific Select Fund and Pacific Life Funds have service and other plans whereby the funds pay PSD, as distributor of the fund, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable annuity and life insurance contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2011, 2010 and 2009, PSD received $115 million, $100 million and $86 million, respectively, in service and other fees from the Pacific Select Fund and Pacific Life Funds, which are recorded in other income.
ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.3 billion and $1.5 billion as of December 31, 2011 and 2010, respectively. The estimated fair values of the derivatives were net liabilities of $78 million and $62 million as of December 31, 2011 and 2010, respectively.
21.	COMMITMENTS AND CONTINGENCIES
COMMITMENTS
The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2012	$610
2013 through 2016	913
2017 and thereafter	124

Total	$1,647

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $10 million, $9 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. In connection with the sale of a block of business in 2005, PL&A is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $6 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2012	$11
2013 through 2016	23
2017 and thereafter	11

Total	$45

In 2011, ACG entered into a sale leaseback transaction of one commercial aircraft on long-term lease to a U.S. airline. As a result of this transaction, the Company has committed to an operating lease, the expense of which is included in operating and other expenses, expiring March 2023. In 2010, ACG entered into a sale leaseback transaction of two commercial aircraft on long-term lease to a U.S. airline. As a result of this transaction, the Company has committed to two operating leases, the expense of which is included in operating and other expenses, expiring December 2025. Aggregate minimum future lease commitments and minimum rentals to be received in the future are as follows (In Millions):

	Minimum Future	Minimum Rentals to
Years Ending December 31:	Commitments	be Received
2012	$8	$13
2013 through 2016	38	54
2017 and thereafter	80	81

Total	$126	$148

As of December 31, 2011, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $7,569 million with delivery from 2012 through 2020. These purchase commitments may be funded:
•	up to $1,239 million in less than one year,

•	an additional $2,333 million in one to three years,

•	an additional $1,522 million in three to five years, and

•	an additional $1,779 million thereafter.
As of December 31, 2011, deposits related to these agreements totaled $696 million and are included in other assets.
In connection with the acquisition of the life retrocession business as discussed in Note 5, Pacific Life entered into agreements to reinsure a block of U.S. life reinsurance business on a 100% coinsurance basis. The underlying reinsurance is comprised of coinsurance and YRT treaties. Upon closing the transaction in August 2011, Pacific Life retroceded the majority of the underlying YRT treaties on a 100% modified coinsurance basis to PLRB effective July 1, 2011 (PLRB Agreement). The PLRB Agreement will be accounted for under deposit accounting under U.S. GAAP and as reinsurance under statutory accounting practices. The statutory accounting reserve credit is afforded by virtue of collateral posted by PLRB for the benefit of Pacific Life by a $430 million letter of credit issued to PLRB by third-party banks. In connection with the letter of credit agreement, Pacific LifeCorp entered into a capital maintenance agreement to ensure PLRB will have sufficient capital to meet its obligations. Additionally, certain assets related to the life retrocession business have been pledged and placed in reinsurance trusts (Note 8). If the estimated fair market value of the pledged assets in these trusts fall below a minimum value, as defined in the transaction agreements, the Company is required to promptly deposit additional funds into the trusts to account for any shortfall.
On March 29, 2010, the Company entered into an agreement with PLR to guarantee the performance of unaffiliated reinsurance obligations of PLR. For the years ended December 31, 2011 and 2010, the Company earned $2 million under the agreement for its guarantee. This guarantee is secondary to a similar guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s consolidated financial statements.
In connection with the reinsurance of NLGR benefits ceded from Pacific Life to PAR Vermont (Note 2), PAR Bermuda and PAR Vermont entered into a three year letter of credit agreement with a group of banks in April 2009. This agreement allows for the issuance of letters of credit with an expiration date of March 2012 to PAR Bermuda and PAR Vermont for up to a combined total amount of $650 million. As of December 31, 2010, the letter of credit issued from this facility for PAR Bermuda was cancelled. In November 2011, PAR Vermont replaced its $650 million letter of credit agreement with a new letter of credit agreement with a maximum commitment amount of $843 million and a 20 year term. As of December 31, 2011, the letter of credit amounted to $416 million. The new agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.
In connection with an acquisition in 2005, ACG assumed residual value support agreements with remaining expiration dates ranging from 2013 to 2015. The gross remaining residual value exposure under these agreements was $89 million and $99 million as of December 31, 2011 and 2010, respectively. As of December 31, 2011, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.
CONTINGENCIES — LITIGATION
The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.
CONTINGENCIES — IRS REVENUE RULING
In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER
In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that claims, if any, against the Company related to such indemnification matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.
In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.
Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.
The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.
In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.
See Note 10 for discussion of contingencies related to derivative instruments.
See Note 18 for discussion of other contingencies related to income taxes.

Supplement dated May 1, 2012 to Prospectus Dated May 1, 2012 for
Pacific Prime, Pacific Select Exec,
Pacific Select Choice, Pacific Select Performer 500,
Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor,
Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor,
Pacific Select Estate Preserver V Last Survivor
and Pacific Select Estate Preserver VI Last Survivor
Flexible Premium Variable Life Insurance Policies
and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a “Policy”)
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: M International Equity Fund (“Variable Account I”), M Large Cap Growth Fund (“Variable Account II”), M Capital Appreciation Fund (“Variable Account III”), and M Business Opportunity Value Fund (“Variable Account V”).

Variable Account I: M International Equity Fund
Variable Account II: M Large Cap Growth Fund
Variable Account III: M Capital Appreciation Fund
Variable Account V: M Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	Portfolio Manager

M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Business Opportunity Value Fund	Seeks to provide long-term capital appreciation.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

Statements and Reports We’ll Send You
We’ll send you financial statements that we receive from M Fund.

Voting Rights
We’re the legal owner of the shares of the M Fund that are held by the Variable Accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.

Form No. 15-22325-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT
PART C: OTHER INFORMATION
Item 26. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.[1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) [14]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[1]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.[3]

(4)	(a)	Flexible Premium Variable Life Insurance Policy[10]

	(b)	Accelerated Living Benefit Rider (form R92-ABR)[1]

	(c)	Policy Split Option Rider (form R03PSO)[1]

	(d)	Annual Renewable Term Rider Individual (form R07ARI)[10]

	(e)	Annual Renewable Term Rider — Last Survivor (form 07ARL)[10]

	(f)	Surrender Value Enhancement Rider — Last Survivor (form R07SEL)[10]

	(g)	Short Term No Lapse Guarantee Rider (form R02NL5)[11]

	(h)	Enhanced Policy Split Option Rider (form R03ESO)[1]

	(i)	Estate Preservation Rider (form R07EPR)[10]

(5)	(a)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[9]

(6)	(a)	Bylaws of Pacific Life Insurance Company[1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company[1]

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company[4]

	(d)	Bylaws of Pacific Life Insurance Company As Amended Effective September 1, 2005[4]

(7)	Form of Reinsurance Contract[1]

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund[1]

	(b)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III)[2]

	(c)	Service Contract with Fidelity Distributors Corporation[2]

	(d)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.[3]

	(e)	Administrative Services Agreement with FAM Distributors, Inc.[2]

	(f)	Participation Agreement with T. Rowe Price Equity Series, Inc.[3]

	(g)	Administrative Services Agreement with T. Rowe Price Associates, Inc.[3]

	(h)	Participation Agreement with Van Eck Worldwide Insurance Trust[3]

	(i)	Service Agreement with Van Eck Securities Corporation[2]

	(j)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company[3]

	(k)	Participation Agreement with Janus Aspen Series[5]

	(l)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[5]

	(m)	Administrative Services Agreement with Janus Distributors LLC[5]

	(n)	Participation Agreement with Lazard Retirement Series, Inc.[5]

	(o)	Service Agreement with Lazard Asset Management Securities LLC[5]

	(p)	Participation Agreement with Legg Mason Partners III[5]

	(q)	Service Agreement with Legg Mason Investor Services, LLC[5]

	(r)	Participation Agreement with MFS Variable Insurance Trust[5]

(1) First Amendment to Participation Agreement[15]

(2) Second Amendment to Participation Agreement[15]

	(s)	Service Agreement with Massachusetts Financial Services Company[5]

	(t)	Participation Agreement with GE Investments Funds, Inc.[12]

	(u)	Service Agreement with GE Investments Funds, Inc.[12]

	(v)	Participation Agreement with Franklin Templeton Variable Insurance Products Trust[12]
(1) First Amendment to Participation Agreement[12]

(2) Second Amendment to Participation Agreement[15]

	(w)	Administrative Services Agreement with Franklin Templeton Services, LLC[12]
(1) First Amendment to Administrative Services Agreement[12]

	(x)	(1) Form of Amendment to Fidelity Distributors Corporation Participation Agreement[6]

(2) Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement

	(y)	Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement[7]

	(z)	Form of Amendment to Fidelity Distributors Corporation Service Contract[8]

	(aa)	Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.[12]

	(bb)	Lord Abbett Series Fund, Inc. Fund Participation Agreement[13]

	(cc)	Lord Abbett Series Fund, Inc. Service Agreement[13]

	(dd)	Lord Abbett Series Fund, Inc. Administrative Services Agreement[13]

	(ee)	Royce Fund Services, Inc. Fund Participation Agreement[13]

	(ff)	Royce Fund Services, Inc. Service Agreement[13]

	(gg)	Participation Agreement with PIMCO Variable Insurance Trust[15]

(1) First Amendment to Participation Agreement[15]

(2) Second Amendment to Participation Agreement[15]

	(hh)	Services Agreement with PIMCO LLC[15]

	(ii)	Selling Agreement with Allianz Global Investors Distributors LLC[15]

	(jj)	Form of American Century Investment Services, Inc. Participation Agreement

	(kk)	Form of American Century Investment Services, Inc. Administrative Services Agreement

	(ll)	Form of AIM Variable Insurance Funds Participation Agreement[16]

(1) First Amendment to Participation Agreement

	(mm)	Form of Invesco Aim Distributors Inc. Distribution Services Agreement[16]

	(nn)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement[16]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered[10]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures

(18)	Powers of Attorney

[1]	Filed as part of Registration Statement on Form N-6 via EDGAR on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869.

[2]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054.

[3]	Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

[4]	Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150.

[5]	Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444.

[6]	Filed as Exhibit 8(y) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

[7]	Filed as Exhibit 8(z) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

[8]	Filed as Exhibit 8(aa) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

[9]	Filed as part of Registration Statement on Form N-6 via EDGAR on April 4, 2008, File No. 333-150092, Accession Number 0000892569-08-000513.

[10]	Filed as part of Registration Statement on Form N-6 via EDGAR on August 14, 2008, File No. 333-153022, Accession Number 0000892569-07-001136.

[11]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 via EDGAR on April 22, 2009, File No. 333-153022, Accession Number 0000892569-09-000470.

[12]	Filed as part of Registration Statement on Form N-6 via EDGAR on April 21, 2010, File No. 333-153022, Accession Number 0000950123-10-036594.

[13]	Filed as part of Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-153022, Accession Number 0000950123-10-086796.

[14]	Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590.

[15]	Filed as part of the Registration Statement on Form N-6 via EDGAR on April 18, 2011, File No. 333-153022, Accession Number 0000950123-11-036427.

[16]	Filed as part of the Registration Statement on Form N-4 via EDGAR on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559.

Item 27. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Director, Chairman and Chief Executive Officer
Khanh T. Tran	Director and President
Adrian S. Griggs	Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Denis P. Kalscheur	Senior Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:
700 Newport Center Drive
Newport Beach, CA 92660
Item 28. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) Pacific Select Exec Separate Account.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC#	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.#	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Sedona Golf Club, LLC	Delaware	100
Glenoaks Golf Club, LLC	Delaware	100
Polo Fields Golf Club, LLC	Delaware	100
PL Regatta Member, LLC	Delaware	100
Pacific Asset Loan LLC	Delaware	100
PL Vintage Park Member, LLC	Delaware	100
PL Broadstone Avena Member, LLC	Delaware	100
PAR Industrial LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.#	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Services Canada Limited	Canada	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Acquisition 4658 LLC	Delaware	100
ACG Acquisition 2688 LLC	Delaware	100
Aviation Capital Group Singapore Pte. Ltd.	Singapore	100
ACG International Ltd.	Bermuda	100
ACG Capital Partners Singapore Pte. Ltd.	Singapore	50
ACG Capital Partners LLC	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Acquisition 2004-1 Ireland Limited	Ireland	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG ECA Bermuda Limited	Ireland	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 169 LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30289 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0179 Statutory Trust	Connecticut	100
ACG Acquisition 30277 LLC	Delaware	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
ACG Acquisition 4913 LLC	Delaware	100
ACG Acquisition 4941 LLC	Delaware	100
ACG Acquisition 4942 LLC	Delaware	100
ACG Acquisition 4891 LLC	Delaware	100
ACG Acquisition 5047 LLC	Delaware	100
ACG Acquisition 5048 LLC	Delaware	100
ACG Acquisition 5063 LLC	Delaware	100
ACG Acquisition 5136 LLC	Delaware	100
ACG Acquisition 38105 LLC	Delaware	100
ACG Acquisition 38106 LLC	Delaware	100
ACG Acquisition 4864 LLC	Delaware	100
ACG Acquisition 4883 LLC	Delaware	100
ACG Acquisition 5096 LLC	Delaware	100
ACG Acquisition 5193 LLC	Delaware	100
ACG Acquisition 5278 LLC	Delaware	100
ACG Acquisition 5299 LLC	Delaware	100
ACG Acquisition 38884 LLC	Delaware	100
ACG Acquisition 38885 LLC	Delaware	100
ACG Acquisition 39891 LLC	Delaware	100
ACG Acquisition 40547 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
ACG ECA Ireland Limited	Ireland	100
ACG Bermuda Leasing Limited	Bermuda	100
ACG Acquisition BR 2012-10A LLC	Delaware	100
ACG Acquisition BR 2012-10B LLC	Delaware	100
ACG Acquisition BR 2012-11 LLC	Delaware	100
ACG Acquisition BR 2013-02 LLC	Delaware	100
Pacific Asset Funding, LLC	Delaware	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Pacific Life Reinsurance (Barbados) Limited	Barbados	100
Pacific Alliance Excess Reinsurance Company	Vermont	100

#	=	Abbreviated structure

Item 29. Indemnification

(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 30. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 23, 2012.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman and Chief Executive Officer	April 23, 2012

Khanh T. Tran*	Director and President	April 23, 2012

Adrian S. Griggs*	Executive Vice President and Chief Financial Officer	April 23, 2012

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 23, 2012

Jane M. Guon*	Director, Vice President and Secretary	April 23, 2012

Michael A. Bell*	Executive Vice President	April 23, 2012

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 23, 2012

Denis P. Kalscheur*	Senior Vice President and Treasurer	April 23, 2012

Brian D. Klemens*	Vice President and Controller	April 23, 2012

*By:	/s/ SHARON A. CHEEVER	April 23, 2012

Sharon A. Cheever
as attorney-in-fact

     (Powers of Attorney are contained in this Registration Statement as Exhibit 18.)